UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2021 Annual Meeting and Proxy Statement

March 16, 2021

Dear Shareholder:

We invite you to attend the annual meeting of shareholders on Wednesday, May 26, 2021, beginning promptly at 9:30 a.m. Central Time. For the health and safety of shareholders, employees and our communities, the annual meeting of shareholders will be a virtual meeting. Shareholders will be able to listen, vote, and submit questions during the annual meeting from any remote location that has Internet connectivity by connecting 15-minutes prior to the annual meeting start time at www.virtualshareholdermeeting.com/XOM2021. Please see page 5 for detailed instructions for attending and participating at the annual meeting.

At the meeting, you will hear a report on our business and the following items:

•	Election of directors;

•	Ratification of PricewaterhouseCoopers LLP as independent auditors;

•	Advisory vote to approve executive compensation;

•	Seven shareholder proposals contained in this proxy statement; and

•	Other matters if properly raised.

As you may have heard, an activist investment firm and shareholder, Engine No. 1 (Engine), has proposed four director nominees for election at the annual meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a white proxy card, from Engine seeking your proxy to vote for Engine’s nominees. ExxonMobil is not responsible for the accuracy of any information provided by or relating to Engine or its nominees contained in solicitation materials filed or disseminated by or on behalf of Engine or any other statements Engine may make.

The Board of Directors does not endorse any Engine nominees and unanimously recommends that you vote FOR the election of nominees proposed by the Board of Directors on the BLUE proxy card. The Board urges you to discard any white proxy card sent to you by Engine. If you have already submitted a white proxy card, you can revoke that proxy by signing and dating the enclosed BLUE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or telephone by following the instructions on your BLUE proxy card, BLUE voting instruction form or notice.

Your last submitted proxy card counts as your vote; we encourage you to vote only on the BLUE proxy card.

Only shareholders of record on March 29, 2021, or their valid proxy holders may vote at the meeting. We are first mailing these proxy materials to our shareholders of record on or about March 16, 2021.

This booklet includes the formal notice of the meeting and proxy statement. The proxy statement tells you about the agenda, procedures, and rules of conduct for the meeting. It also describes how the Board operates, gives information about our director candidates, and provides information about the other items of business to be conducted at the meeting.

Financial information is provided separately in the 2020 Annual Report that accompanies or precedes the proxy materials or made available online to all shareholders.

Your vote is extremely important. We request that you vote your shares by voting your BLUE proxy card. Even if you own only a few shares, we want your voice to be represented at the meeting. You can vote your shares by Internet, toll-free telephone call, or proxy card. A preliminary summary of 2021 Proxy Voting Results may be available at exxonmobil.com after the annual shareholders meeting and will be filed on a Form 8-K within four business days of the meeting.

Sincerely,

Stephen A. Littleton Secretary	Darren W. Woods Chairman of the Board

Darren W. Woods
Chief Executive Officer,
Chairman of the Board
Exxon Mobil Corporation

Dear Fellow Shareholders:

It is my pleasure to invite you to the 2021 Exxon Mobil Corporation virtual Annual Shareholder Meeting on Wednesday, May 26, 2021, beginning at 9:30 a.m. Central Time.

This past year was unprecedented. The pandemic had a severe impact on society and our industry. Despite these challenges, our employees delivered exceptional operational and safety results while looking after themselves and helping out in communities where we work and live.

In response to the resulting reduction in demand for our products, we took decisive actions to reduce costs, focus our investments on our highest-returning assets, preserve the strength of the balance sheet, and maintain a reliable dividend. We are confident the actions we’ve taken to pace development and preserve long-term value have positioned ExxonMobil and its shareholders for future success.

The future is underpinned by an ongoing need for affordable and reliable energy as the global population increases and people everywhere strive for better living conditions, greater mobility, and healthier communities. For more than 135 years, ExxonMobil has provided the energy and products that meet society’s growing and evolving needs, and that continues to be our focus.

At this year’s meeting, we’ll share with you the progress we’ve made in ensuring continued supplies of energy and related products while positioning the Company for a lower-carbon energy future. This includes investments in Guyana and the Permian Basin, as well as our efforts to reduce emissions and advance lower-emission technologies, including our new ExxonMobil Low Carbon Solutions business, which are critical in meeting the goals of the Paris Agreement and society’s net-zero ambitions. We have and continue to be a strong supporter of the Paris Agreement and its objectives of mitigating global emissions.

We look forward to sharing more with you at our Annual Meeting.

Thank you for your investment in ExxonMobil.

Board of Directors

Kenneth C. Frazier
Lead Director
Exxon Mobil Corporation

Dear Fellow Shareholders:

As Lead Director for the ExxonMobil Board, I wanted to tell you how proud we are of the way our employees, partners and management rose to the extreme challenges resulting from the COVID-19 pandemic and its impact on the global economy.

In my role as independent Lead Director, I worked with other independent directors and the Company’s management to guide its response and strategic priorities as it made significant business improvements to weather near-term challenges while maintaining focus on long-term shareholder value.

This oversight demonstrates the importance of sound, proactive corporate governance. ExxonMobil’s Board has worked hard to fulfill its role as stewards of shareholders’ interests. An important part of that role is oversight of the Company’s strategy and key risks, including risks related to climate change.

Also important is your Board’s well-defined, rigorous refreshment process, which selects nominees with a range of backgrounds, knowledge, and complementary skills relevant to the Company’s business and future direction. In recent years, the Company has pursued additional board expertise in the areas of climate science, asset and risk management, and relevant industry experience. This year, a shareholder, Engine No. 1, nominated four directors to oppose the highly qualified directors recommended by your Board. After a thorough review, your Board unanimously determined not to recommend the Engine No. 1 candidates and urges you to support the Board’s candidates.

I am confident in our disciplined approach. During the year, we consistently leveraged diverse perspectives and experiences to test assumptions, challenge conventional thinking, offer solutions, and assess management’s beliefs and actions – all in the context of building long-term shareholder value.

We appreciate the trust you’ve placed in ExxonMobil as we continue to create sustainable shareholder value.

PROXY SUMMARY AND VOTING MAP

ITEM 1: Election of Directors

The Board recommends you vote FOR each of the following candidates using the BLUE proxy card.

YOUR VOTE IS EXTREMELY IMPORTANT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THESE 12 DIRECTOR NOMINEES ON THE BLUE PROXY CARD. THE BOARD OF DIRECTORS DOES NOT ENDORSE ANY ENGINE NOMINEES AND URGES YOU NOT TO SIGN OR RETURN ANY WHITE PROXY CARD SENT TO YOU BY ENGINE.

ExxonMobil Board of Directors

ExxonMobil has a strong, diverse, engaged, and highly experienced Board comprised of eleven independent directors and the CEO. Our independent directors have experience leading some of the world’s largest, most complex, and successful companies. The Company’s shareholders benefit from this unique and diverse resource of knowledge, backgrounds and experience – which was especially evident during the COVID pandemic. In response to COVID-19, ExxonMobil quickly implemented its detailed crisis plan, efficiently executed on that plan, and adapted it to incorporate the learnings of our Board members from their relevant experience at other large global companies. The Board’s capabilities create a collective skillset that is well qualified to provide sound governance and risk management oversight with a focus on building long-term shareholder value.

ExxonMobil continually looks for highly qualified Board candidates who can add new experience and insights to help the Company generate long-term sustainable value for shareholders. The Board’s refreshment process has been successful in identifying diverse, experienced and qualified Board candidates. ExxonMobil has added eight new independent directors in six years with specific experience in the areas of climate science, asset and risk management, capital allocation across industries, energy and business transition, and additional energy industry experience. Five of the last eleven independent directors to join the Board are female and/or racial/ethnic minorities, reflecting the ExxonMobil Board’s belief in the value a diverse Board brings to shareholders.

The Board unanimously recommends you vote FOR each of the

ExxonMobil director candidates on the BLUE proxy card.

2021 Proxy Statement	1

Board Tenure

ExxonMobil has added eight new non-employee directors in six years — 67% of the total Board. Average tenure for non-employee director nominees is 4.9 years which is three years lower than the applicable Standard & Poor’s 500 average.

67%
Non-employee director nominees who joined the Board since 2015

Director Diversity

The Board believes diversity of thought, experience and background adds value for shareholders. Our nominees are a diverse group of highly qualified individuals. Their unique perspectives and experiences bring value as we work together as a collective body to represent the interests of all shareholders.

Broad Range of Business Experience

Directors bring a wide range of business experience, including climate expertise, operational experience, investor perspectives, and experience in the oil and gas industry.

25%
Director nominees with experience in commodities/cyclical businesses

Additional information:

Director leadership & oversight...Page 22

Director qualifications & competencies...Page 23

Director tenure...Page 27

Worldwide Perspectives

ExxonMobil operates in many countries around the world. Board nominees who have lived and worked around the world bring broad perspectives to ExxonMobil’s global businesses.

83%
Director nominees with global business leadership experience

Oversight of Emissions Reduction

The Board leads the Company as it strives to deliver superior results while providing energy and products that are essential to the health and welfare of billions of people around the world. ExxonMobil achieved its 2020 emission-reduction goals and set new plans for further reductions through 2025 and industry-leading greenhouse gas performance by 2030. The 2025 plans, which include a reduction in Upstream greenhouse gas intensity by 15-20%, supported by a 40-50% reduction in methane emissions intensity and a 35-45% reduction in flaring intensity relative to 2016 levels, are projected to be consistent with the goals of the Paris Agreement. These measures are expected to result in:

~30%	~40-50%
Reduction in absolute Upstream greenhouse gas emissions	Reduction in absolute methane & flaring emissions

Director Nominee Competencies

Risk Management	12 of 12 Directors

Financial Experience	12 of 12 Directors

Scientific / Technical / Research	6 of 12 Directors

Current / Former CEO / Field Prominence	12 of 12 Directors

2	2021 Proxy Statement

ITEM 2: Ratification of Independent Auditors The Board recommends you vote FOR this proposal on the BLUE proxy card.

The ExxonMobil Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) to audit ExxonMobil’s financial statements for 2021.	Page 38 Additional information about the Audit Committee’s appointment of PwC and PwC’s fees for 2019 and 2020
You are asked to ratify that appointment.

ITEM 3: Advisory Vote to Approve Executive Compensation The Board recommends you vote FOR this proposal on the BLUE proxy card.

ExxonMobil asks you to vote on a non-binding resolution to approve the compensation of the Named Executive Officers.	Page 40 Additional information about ExxonMobil’s compensation program

ITEMS 4 through 10: Shareholder Proposals The Board recommends you vote AGAINST each of these proposals on the BLUE proxy card.

You will have the opportunity to vote on shareholder proposals submitted to ExxonMobil.	Page 69 The text of these resolutions, the proponents’ statements in support and ExxonMobil’s responses

NOTE: Withholding your vote on Engine nominees on a white proxy card is NOT the same as voting FOR our Board’s nominees. Submitting a white proxy card will revoke any vote you previously made via the Board’s BLUE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive that is not a BLUE proxy card, and do not return any white proxy card that you may receive. If you have already submitted a white proxy card, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the meeting using the BLUE proxy card, or by voting via Internet or telephone by following the instructions on your BLUE proxy card.

2021 Proxy Statement	3

GENERAL INFORMATION

Who May Vote

Shareholders of ExxonMobil, as recorded in our stock register on March 29, 2021, may vote at the meeting according to the instructions directly below.

Different Color Proxy Cards

ExxonMobil has received Engine’s nomination of four director candidates for election at the annual meeting in opposition to the nominees recommended by our Board of Directors. ExxonMobil has provided you with the enclosed BLUE proxy card. You may receive a white proxy card from Engine. The white proxy card does not reflect the views of the ExxonMobil Board.

How to Vote

Your vote is extremely important. We recommend you vote by proxy using the BLUE proxy card even if you plan to participate in the virtual meeting. The Board recommends that you DISREGARD the white proxy card. You may vote at the annual meeting according to the instructions below or by proxy.

If your shares are held in your name, you can vote by proxy in one of three convenient ways:

Online	Telephone	Mail
Follow the instructions at www.proxyvote.com. You will need to have your BLUE proxy card or Notice in hand.	Call toll-free 1-800-690-6903, and follow the instructions. You will need to have your BLUE proxy card or Notice in hand.

Complete, sign, date, and return your

BLUE proxy card in the enclosed

envelope. If you receive a Notice and

would like to vote by mail, please

follow the instructions in the Notice

to obtain paper proxy materials.

How Proxies Work

ExxonMobil’s Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct on the BLUE proxy card from the Board of Directors.

If you give us your signed BLUE proxy but do not specify how to vote, we will vote your shares as follows:

•	For the election of all director candidates nominated by the ExxonMobil Board;

•	For ratification of the appointment of independent auditors;

•	For approval of the compensation of the Named Executive Officers; and

•	As recommended by the Board with respect to shareholder proposals.

If you hold shares through someone else, such as a brokerage firm, bank or intermediary, you will receive materials from that firm asking how you want to vote. Check the voting form used by that firm as most offer online or telephone voting in addition to mail.

4	2021 Proxy Statement

Attendance at the Annual Meeting

You have received this proxy statement because you are a shareholder as of the record date. Attendance at the annual meeting through the website www.virtualshareholdermeeting.com/XOM2021 or any adjournment or postponement thereof will be limited to shareholders of the Company as of the close of business on the record date and guests. You will not be able to attend the annual meeting in person at a physical location. To attend the annual meeting as a shareholder and have the ability to vote and/or submit a comment or question during the annual meeting, registered shareholders will need to pre-register by 4:00 p.m. Central Time on May 21, 2021. To pre-register for the annual meeting, please follow the instructions described below.

Pre-registration for Registered Shareholders

For Registered Shareholders, the control number can be found on the Notice of Internet Availability (Notice), BLUE proxy card, email, or other communication you received. To pre-register to participate in the annual meeting remotely, visit the website www.virtualshareholdermeeting.com/XOM2021 prior to 4:00 p.m. Central Time on May 21, 2021. Please have your BLUE proxy card, Notice, email, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual annual meeting. Please verify that you have received the confirmation email in advance of the meeting, including the possibility that it may be in your spam or junk folder. Requests to register to participate in the annual meeting remotely must be received no later than 4:00 p.m. Central Time on May 21, 2021. You must pre-register to vote and/or submit a comment or question during the annual meeting.

Beneficial Shareholders

For Beneficial Shareholders who hold their shares through an intermediary, such as a brokerage firm or bank, the control number can be found on the Notice of Internet Availability (Notice), BLUE voting instruction form, or other instructions you receive from your bank, brokerage firm, or other intermediary. Beneficial shareholders can use their 16-digit control numbers to log in to attend the meeting, submit questions and vote during the meeting.

Beneficial shareholders who did not receive a 16-digit control number from their bank or brokerage firm, who wish to attend the meeting should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most brokerage firms or banks allow a shareholder to obtain a legal proxy either online or by mail.

Attending as a Guest

Shareholders who do not pre-register for the virtual Annual Meeting (as specified above) or who do not have their 16-digit control number may still attend the meeting virtually as a guest by accessing the annual meeting website, www.virtualshareholdermeeting.com/XOM2021, beginning 15-minutes prior to the annual meeting’s scheduled start time and following the instructions provided to attend as a Guest.

Guests at the virtual annual meeting will be able to listen to the meeting but will not be able to vote nor submit a comment or question during the annual meeting.

Submitting Questions and Voting at the Annual Meeting

Other than shareholders who attend as guests, all shareholders may submit questions and vote at the meeting.

Submitting a Question Prior to the Annual Meeting

Shareholders may submit a comment or question prior to the annual meeting, beginning on May 3, 2021, by visiting

exxonmobil.com/investor and following the instructions on the website.

Questions received prior to or during the annual meeting will be answered as the allotted annual meeting time permits. In light of the number of business items on this year’s agenda and the need to conclude the annual meeting

2021 Proxy Statement	5

within a reasonable period of time, we cannot ensure that every shareholder who wishes to have a question or comment addressed during the annual meeting will be able to do so.

Virtual Meeting Technical Assistance

If you encounter any technical difficulties accessing the virtual annual meeting, the virtual annual meeting login page will include technical support contact information, including a telephone number and email address. Technical support will be available beginning at 9:15 a.m. Central Time on May 26, 2021 and will remain available until the annual meeting has ended.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on

May 26, 2021:

The 2021 Proxy Statement and 2020 Annual Report are available at www.proxyvote.com.

Notice and Access

We distribute proxy materials to many shareholders via the Internet under the Securities and Exchange Commission’s (SEC) “Notice and Access” rules, thereby capturing cost and environmental benefits. On or about March 16, 2021, we mailed a Notice Regarding the Availability of Proxy Materials (Notice) that contains information about our 2021 annual shareholders meeting and instructions on how to view all proxy materials on the Internet. Also included are instructions on how to vote and how to request a paper or e-mail copy of the proxy materials.

Electronic Delivery of Proxy Statement and Annual Report Documents

For shareholders receiving proxy materials by mail, you can elect to receive an e-mail in the future that will provide electronic links to these documents. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

•

Shareholders of Record: You may enroll in the electronic proxy delivery service at any time in the future by going directly to computershare.com/exxonmobil. You may also revoke an electronic delivery election at this site at any time.

•

Beneficial Shareholders: If you hold your shares in a brokerage firm or bank account, you may also have the opportunity to receive copies of the proxy materials electronically. Please check the information provided in the proxy materials mailed to you by your bank, brokerage firm or intermediary regarding the availability of this service.

6	2021 Proxy Statement

Voting Shares in the ExxonMobil Savings Plan

The Trustee of the ExxonMobil Savings Plan will vote Plan shares as participants direct. To the extent participants do not give instructions, the Trustee will vote shares as it thinks best. The proxy card serves to give voting instructions to the Trustee.

Revoking a Proxy for Registered Shareholders

You may revoke your proxy before it is voted at the meeting by:

•	Submitting a new proxy with a later date via a proxy card, online, by telephone or by mail;

•	Notifying ExxonMobil’s Secretary in writing before the meeting; or

•	Voting during the meeting.

NOTE: Withholding your vote on Engine nominees on a white proxy card is NOT the same as voting FOR our Board’s nominees. Submitting a white proxy card will revoke any vote you previously made via the Board’s BLUE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive that is not a BLUE proxy card. Do not return any white proxy card that you may receive. If you have already submitted a white proxy card, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the meeting using the BLUE proxy card or by voting via Internet or telephone by following the instructions on your BLUE proxy card.

Your last submitted proxy card counts as your vote; we encourage you to vote only on the BLUE proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless otherwise required by law or special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Treasury shares, which are shares owned by ExxonMobil itself, are not voted and do not count for this purpose.

Votes Required

•

Election of Directors Proposal: Under ExxonMobil’s by-laws, in a non-contested election a director nominee must receive a majority of votes cast in order to be elected to the Board of Directors. However, the 2021 election is contested by Engine, which nominated four directors. As a result, there are 16 director nominees which exceed the number of directors to be elected, which is 12. In such a case, our by-laws provide for a plurality voting standard, which determines that the 12 persons who receive the greatest number of votes are elected to the Board for the following year. If you own shares through a brokerage firm, bank or intermediary, you must give the brokerage firm, bank or intermediary instructions to vote your shares in the election of directors. You provide those instructions to your brokerage firm, bank or intermediary by voting according to the directions on your proxy card or notice by mail, online or telephone. If you do not give your brokerage firm, bank or intermediary instructions by voting your shares, then your shares will not be voted for this proposal.

•

Other Proposals: Approval of the ratification of the appointment of independent auditors, the advisory vote to approve executive compensation, and the shareholder proposals require the favorable vote of a majority of votes cast. Only votes FOR or AGAINST these proposals count.

Abstentions count for quorum purposes, but not for voting.

2021 Proxy Statement	7

Conduct of the Meeting

The Chairman has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for shareholders who wish to address the virtual meeting. Only shareholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the virtual meeting. The Chairman may also exercise discretion in recognizing shareholders’ comments or questions and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to have a question or comment addressed during the meeting will be able to do so.

Dialogue can also be facilitated with interested parties outside the meeting and, for this purpose, we have provided a method on our website at exxonmobil.com/directors for raising issues and contacting the non-employee directors either in writing or electronically. The Chairman may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all shareholders. Shareholders who wish to make comments during the meeting should do so in writing. Shareholders may send their questions or comments prior to the meeting in writing to the Secretary as set forth below.

Contact Information

If you have questions or need more information about the annual meeting, write to Mr. Stephen A. Littleton, Secretary, Exxon Mobil Corporation, 5959 Las Colinas Boulevard, Irving, TX 75039-2298. Alternatively, call us at 1-972-940-6715 or send a fax to 1-972-940-6748.

For information about shares registered in your name or your Computershare Investment Plan account, call ExxonMobil Shareholder Services at 1-800-252-1800 or 1-781-575-2058 (outside the United States, Canada, and Puerto Rico), or access your account via the website at computershare.com/exxonmobil. We also invite you to visit ExxonMobil’s website, where investor information can be found at exxonmobil.com/investor. Shareholders may submit a comment or question in advance of the annual meeting beginning on May 3, 2021, by following the instructions on the website. Website materials are not part of this proxy solicitation.

8	2021 Proxy Statement

BOARD OF DIRECTORS

Item 1 – Election of Directors

The Board recommends you vote by proxy using the BLUE proxy card even if you plan to attend the virtual meeting. The Board recommends that you DISREGARD AND DO NOT USE the white proxy card. Voting AGAINST Engine’s nominees on its proxy card is NOT the same as voting FOR our Board’s director nominees. If you have already submitted a white proxy card, you can revoke that proxy and vote for our Board of Directors’ nominees and on the other matters to be voted on at the meeting using the BLUE proxy card or by voting via Internet or telephone by following the instructions on your BLUE proxy card. Your last submitted proxy card counts as your vote; we encourage you to vote only on the BLUE proxy card.

Our Board of Directors has general oversight responsibility for ExxonMobil’s affairs pursuant to New Jersey’s General Corporation Law and ExxonMobil’s Restated Certificate of Incorporation and by-laws. In exercising its fiduciary duties, the Board represents and acts on behalf of ExxonMobil’s shareholders and is committed to strong corporate governance, as reflected through its policies and practices. The Board of Directors has nominated the director candidates named on the following pages. All of our nominees currently serve as ExxonMobil directors.

All director nominees have stated they are willing to serve if elected and have consented to be named in this proxy statement. If a nominee becomes unavailable before the election, your proxy authorizes the people named as proxies to vote for a replacement nominee if the Board names one. In any event, the Board size at the time of the meeting will equal the number of nominees nominated by the Board, and there will be no vacancy at the time of the meeting.

The Board unanimously recommends you vote FOR each of the following candidates on the BLUE proxy card:

Michael J. Angelakis
Principal occupation: Chairman of the Board and Chief Executive Officer, Atairos Group Inc. Age 56 Director since 2021 Independent director Committees: Audit, Finance

Background:

•   Business leadership at Atairos Group as Chairman and Chief Executive Officer since 2015. He also serves as Senior Advisor to the Management Committee of Comcast Corportation since 2015. At Comcast, he served as Vice Chairman and Chief Financial Officer from 2011 to 2015, and as Executive Vice President and Chief Financial Officer from 2007 to 2011. He also served as a Managing Director of Providence Equity Partners from 1999 to 2007.

•   Academic affiliations: Babson College (former Trustee)

Current public company directorships: Groupon, Inc. (April 2016 to Present); TriNet Group, Inc. (February 2017 to Present)

Previous public company directorships in last five years: Duke Energy Corporation (October 2015 to August 2017); Hewlett Packard Enterprise Company (November 2015 to April 2020)

Other board experience: former Chairman of The Federal Reserve Bank of Philadelphia (January 2016 to January 2018) and Deputy Chairman and Board Member (January 2012 to January 2016)

2021 Proxy Statement	9

Susan K. Avery
Principal occupation: President Emerita, Woods Hole Oceanographic Institution Age 71 Director since 2017 Independent director Committees: Board Affairs, Public Issues and Contributions

Background:

•   Achieved prominence in her field at the Woods Hole Oceanographic Institution, a global research organization, as President and Director from 2008 to 2015. In the course of her lengthy and varied experience with matters of climate science, Dr. Avery has been involved with areas of policy, carbon pricing, renewable energy, and adaptation.

•   Academic leadership at the University of Colorado Boulder as interim dean of the graduate school and vice chancellor for research, interim provost, and executive vice chancellor for academic affairs from 2004 to 2008

•   Government / scientific research experience as past member of the United Nations Scientific Advisory Board and the National Research Council Global Change Research Program Advisory Committee

•   Scientific and research advisory committee memberships held or recently held at American Institute of Physics Board (Vice Chair), NASA, NOAA, National Science Foundation, Lawrence Berkeley National Laboratory, National Park System, Independent Advisory Committee on Applied Climate Risk, Center for Southern Hemisphere Ocean Research, Qingdao National Laboratory for Marine Science and Technology, and Japan Agency for Marine-Earth Science and Technology

•   Scientific and environmental affiliations: University Corporation for Atmospheric Research (Chair of Board), Consortium for Ocean Leadership (senior fellow), American Geophysical Union, American Meteorological Society (fellow), American Association for the Advancement of Science (fellow), and Institute of Electrical and Electronics Engineers (fellow)

Current public company directorships: None

Previous public company directorships in last five years: None

Angela F. Braly

Principal occupation:

Former Chairman of the

Board, President and Chief

Executive Officer,

WellPoint (now Anthem)

Age 59

Director since 2016

Independent director

Committees:

Compensation, Public Issues

and Contributions

Background:

•   Business leadership with operational experience at WellPoint as Chairman from 2010 to 2012; as President, Chief Executive Officer, and board member from 2007 to 2012; and as Executive Vice President, General Counsel, and Chief Public Affairs Officer from 2005 to 2007. She also served as President and Chief Executive Officer of Blue Cross Blue Shield of Missouri from 2003 to 2005.

•   Business and public policy affiliations: The Policy Circle (Co-Founder, Director, and Secretary), Indiana Economic Development Corporation (former Director), Business Council (former member), Business Roundtable (former member), Harvard Advisory Council on Health Care Policy (former member), and Blue Cross Blue Shield Association (former Director)

Current public company directorships: Brookfield Asset Management Inc. (May 2015 to Present); Lowe’s Companies, Inc. (November 2013 to Present); The Procter & Gamble Company (December 2009 to Present)

Previous public company directorships in last five years: None

Other board experience: former Director of WellPoint, Inc. (prior to 2016)

10	2021 Proxy Statement

Ursula M. Burns
Principal occupation: Former Chairman of the Board and Chief Executive Officer, VEON Ltd. Age 62 Director since 2012 Independent director Committees: Audit, Executive, Finance

Background:

•   Global business leadership with operational experience at Xerox as Chairman from 2010 to 2017; as Chief Executive Officer from 2009 to 2016; and as President from 2007 to 2016. She also served as Senior Vice President, Corporate Strategic Services, and Senior Vice President and President, Document Systems and Solutions Group, and Business Group Operations, at Xerox. At VEON Ltd., she was Chairman of the Board until May 2020, and served as Chief Executive Officer from 2018 through February 2020.

•   Government and public policy experience as Vice Chair and Chair of the President’s Export Council (2010 to 2016)

•   Scientific, academic, and non-profit affiliations: Ford Foundation (Trustee), National Academy Foundation, Mayo Clinic (counsel/advisor), MIT Corporation (Trustee), National Academy of Engineers (member), American Academy of Arts and Sciences (member), Cornell Technology Board of Overseers (counsel/advisor), and New York City Ballet Inc. (Director)

Current public company directorships: Nestlé S.A. (April 2017 to Present); Uber (May 2019 to Present)

Previous public company directorships in last five years: American Express (January 2004 to May 2018); VEON Ltd. (July 2017 to May 2020); Xerox (April 2007 to June 2017)

Other board experience: former Director of Boston Scientific (prior to 2016)

Kenneth C. Frazier

Principal occupation:

Chairman of the Board

and Chief Executive Officer,

Merck & Co., Inc.

Age 66

Director since 2009

Independent director

Lead Director since

March 2020

Committees:

Board Affairs, Compensation,

Executive

Background:

•   Global business leadership with operational experience at Merck & Co., Inc. as Chairman and Chief Executive Officer from 2011 to present; and as Executive Vice President and President, Global Human Health, from 2007 to 2010. He also served as Executive Vice President and General Counsel.

•   Legal and business affiliations: American Law Institute, Business Council and American Bar Association

•   Scientific and research affiliations: Pharmaceutical Research and Manufacturers of America, Weill Cornell Medicine, and American Academy of Arts and Sciences

Current public company directorships: Merck & Co., Inc. (January 2011 to Present)

Previous public company directorships in last five years: None

2021 Proxy Statement	11

Joseph L. Hooley
Principal occupation: Former Chairman of the Board, President and Chief Executive Officer, State Street Corporation Age 64 Director since 2020 Independent director Committees: Audit, Finance

Background:

•   Global business leadership with operational experience at State Street Corporation as Chairman from 2011 to 2019; as Chief Executive Officer from 2010 to 2018; as President and Chief Operating Officer from 2008 to 2014; as Executive Vice President and head of Investor Services Division from 2002 to 2008; and, in 2006, as Vice Chairman and Global Head of Investment Servicing and Investment Research and Trading. He also served as President and Chief Executive Officer of Boston Financial Data Services from 1990 to 2000, and as President and Chief Executive Officer of National Financial Data Services from 1988 to 1990.

•   Charitable affiliations: Boys & Girls Clubs of Boston (Trustee of Youth Services)

Current public company directorships: Aptiv PLC (January 2020 to Present)

Previous public company directorships in last five years: State Street Corporation (2010 to December 2019)

Other board experience: Liberty Mutual Insurance (April 2019 to Present)

Steven A. Kandarian

Principal occupation:

Former Chairman of the Board, President and Chief

Executive Officer, MetLife

Age 69

Director since 2018

Independent director

Committees:

Compensation, Public Issues

and Contributions

Background:

•   Global business leadership with operational experience at MetLife, Inc. as Chairman from 2012 to 2019; as President and Chief Executive Officer from 2011 to 2019; and as Executive Vice President and Chief Investment Officer from 2005 to 2011. He also served as Executive Director of the Pension Benefit Guaranty Corporation from 2001 to 2004.

•   Business and cultural affiliations: Business Council, Business Roundtable (former member), Partnership for New York City (former Director), Institute of International Finance (former Director and Chair, Insurance Regulatory Committee), and the Lincoln Center for the Performing Arts (former Director)

•   Scientific and research affiliations: Damon Runyon Cancer Research Foundation (Director)

Current public company directorships: None

Previous public company directorships in last five years: AECOM (March 2019 to February 2021); MetLife (May 2011 to April 2019)

Other board experience: Non-Executive Chairman of Jackson National (February 2021 to Present); Director of Neuberger Berman (March 2015 to Present)

12	2021 Proxy Statement

Douglas R. Oberhelman
Principal occupation: Former Chairman of the Board and Chief Executive Officer, Caterpillar Inc. Age 68 Director since 2015 Independent director Committees: Audit, Finance

Background:

•   Global business leadership with operational and commodity business experience at Caterpillar Inc. as Chairman from 2010 to 2017; as Chief Executive Officer from 2010 to 2016; as Group President of Caterpillar from 2002 to 2010; and as Vice President, Engine Products Division from 1998 to 2002. He also served as Vice President and Chief Financial Officer from 1995 to 1998.

•   Business and charitable affiliations: Business Roundtable (former Chairman), National Association of Manufacturers (former Chairman), Easter Seals Foundation of Central Illinois (Chairman), Gilmore Foundation (Chairman), and Intersect Illinois (Director)

•   Environmental conservation: Wetlands America Trust (Vice President), Max McGraw Wildlife Foundation (Director)

Current public company directorships: Bombardier (November 2017 to Present)

Previous public company directorships in last five years: Caterpillar Inc. (July 2010 to March 2017)

Other board experience: Director of Peter Kiewit Sons’, Inc. (August 2017 to Present); Chairman and Director of Switch Rail Safety Systems, LLC (June 2018 to Present); former Director of Eli Lilly and Company and Ameren Corporation (both prior to 2016)

Samuel J. Palmisano
Principal occupation: Former Chairman of the Board, President and Chief Executive Officer, IBM Age 69 Director since 2006 Independent director Committees: Board Affairs, Compensation, Executive

Background:

•   Global business leadership with operational experience at IBM as Chairman, President, and Chief Executive Officer from 2003 to 2012. He also served as President, Senior Vice President, and Group Executive for IBM’s Enterprise Systems Group, IBM Global Services, and IBM’s Personal Systems Group.

•   Business and public policy affiliations: The Center for Global Enterprise (Chairman), Business Roundtable (former member), Executive Committee of the Council on Competitiveness, Commission on Enhancing National Cybersecurity (former Vice Chair), and co-chair of an independent task force of the Council on Foreign Relations on cybersecurity

Current public company directorships: None

Previous public company directorships in last five years: American Express
(March 2013 to May 2019)

Other board experience: former Director of Gannett Co. and IBM (both prior to 2016)

2021 Proxy Statement	13

Jeffrey W. Ubben

Principal occupation:

Founder, Portfolio

Manager and Managing

Partner, Inclusive Capital

Partners, L.P.

Age 59

Director since 2021

Independent director

Committees:

Finance, Public Issues

and Contributions

Background:

•   Business leadership at Inclusive Capital Partners, L.P. as Founder, Portfolio Manager and Managing Partner since 2020. He also founded and served as Chief Executive Officer of ValueAct Capital Management, L.P. from 2000 to 2020 and as Chief Investment Officer from 2000 to 2017. He was a Managing Partner of Blum Capital Partners L.P. from 1995 to 2000. He also served in various positions including Portfolio Manager and Research Analyst at Fidelity Investments from 1987 to 1995.

•   Academic and Environmental affiliations: Duke University (Trustee), E.O. Wilson Biodiversity Foundation (Director), The Nature Conservancy’s NatureVest (Advisory Board), World Wildlife Fund (Director)

Current public company directorships: AppHarvest, Inc. (May 2019 to Present); Enviva Partners, LP (June 2020 to Present); Nikola Corporation (September 2019 to Present)

Previous public company directorships in last five years: The AES Corporation (January 2018 to March 2021); Twenty-First Century Fox, Inc. (November 2015 to April 2018); Willis Towers Watson plc (January 2016 to November 2017)

Other board experience: former Chairman and Director of Martha Stewart Living Omnimedia, Inc., Director of Misys Plc, Bausch Health Companies Inc., Sara Lee Corp. (all prior to 2016)

Darren W. Woods
Principal occupation: Chairman of the Board and Chief Executive Officer, Exxon Mobil Corporation Age 56 Director since 2016 Committees: Finance, Executive

Background:

•   Global business leadership at Exxon Mobil Corporation as Chairman and Chief Executive Officer since 2017; as President since 2016; and as Senior Vice President in 2014 and 2015. He also served as Vice President, and President, ExxonMobil Refining & Supply Company from 2012 to 2014.

•   Operational and commodity business experience with positions of increasing responsibility in domestic and international business operations at ExxonMobil Refining & Supply Company, ExxonMobil Chemical Company, and Exxon Company International

•   Business affiliations: Business Roundtable, American Petroleum Institute (former Chair), Business Council, Center for Strategic and International Studies (Trustee), Oil and Gas Climate Initiative, and National Petroleum Council (Vice Chair)

•   Scientific and environmental experience: ExxonMobil Chemical Company and ExxonMobil Refining & Supply Company

Current public company directorships: None

Previous public company directorships: Imperial Oil Ltd. (April 2013 to July 2014)

14	2021 Proxy Statement

Wan Zulkiflee
Principal occupation: Former President and Group Chief Executive Officer, Petronas Age 60 Director since 2021 Independent director Committees: Board Affairs, Public Issues and Contributions

Background:

•   Global business leadership with operational and commodity business experience at Petronas as President and Group Chief Executive Officer from 2015 to June 2020. He also served as Chief Operating Officer and Downstream Executive Vice President. Additional senior management positions held include managing director and CEO of Petronas Gas Berhad, Vice President of Gas Business, Executive Vice President and CEO Downstream Business, as well as Chairman of Petronas Gas Berhad, Petronas Chemical Group and Petronas Dagangan Berhad.

•   Scientific and environmental experience leading Petronas’s strategic growth and efficiency initiatives, including entry into specialty chemicals and furthering Petronas’s investments in lower-emission technologies

•   Business, public policy, and academic affiliations: Razak School of Government (Trustee), International Islamic University Malaysia (Board of Governors), World Economic Forum, Stewardship Board of System Initiative on Shaping the Future of Energy, Oil & Gas Governors Forum, Oil & Gas Industry Group (former member), and Asia-Pacific Economic Cooperation Business Advisory Council (Malaysia’s former alternate member)

Current public company directorships: Non-Executive Chairman of DRB-HICOM Berhad (September 2020 to Present)

Previous public company directorships in last five years: None

Other board experience: Non-Executive Chairman of Malaysia Airlines Berhad (July 2020 to Present); former Director of Petronas (August 2007 to June 2020)

The Board recommends you vote by proxy using the BLUE proxy card even if you plan to attend the virtual meeting. The Board recommends that you DISREGARD AND DO NOT USE the white proxy card. Voting AGAINST Engine’s nominees on its proxy card is NOT the same as voting FOR our Board’s director nominees. If you have already submitted a white proxy card, you can revoke that proxy and vote for our Board of Directors’ nominees and on the other matters to be voted on at the meeting using the BLUE proxy card or by voting via Internet or telephone by following the instructions on your BLUE proxy card.

Your last submitted proxy card counts as your vote; we encourage you to vote only on the BLUE proxy card.

2021 Proxy Statement	15

Background to the Solicitation and Related Company Engagement

As part of its oversight role, the Company’s Board of Directors (the “Board”) evaluates, with management, the Company’s strategy, capital allocation framework, operating expenses and emissions reduction goals on an ongoing basis. This evaluation takes into account the varied perspectives of the Company’s shareholders, whose views are actively requested and received as a result of the Company’s engagement efforts.

Under the direction of the Board and senior management, the Company annually undertakes an expansive corporate planning process to drive alignment on the actions needed to implement the Company’s strategies, including its capital expenditures, operating expenses and emissions goals, across its businesses. Beginning each March and over the course of the year, the Board assesses the Company’s detailed analysis of future energy demand, the projected mix and changes of the energy supply, and the resulting price and margin assumptions. The process culminates each November in the Board’s approval of the planned capital and operating expenditures and capital budget for the following year. In 2020, the Board dedicated significant additional time to the plan process as it evaluated the impacts of the COVID-19 pandemic and the potential recovery pathways. After the Plan was approved by the Board and finalized, the Company published press releases on November 30, 2020 and December 14, 2020 outlining the updated Company plan and new Company emissions reduction goals as discussed with shareholders earlier in 2020.

Following this annual process, from December 2020 through the filing of this proxy statement, the Board and management also extensively reviewed and thoroughly considered the Engine Proposal, as described below. In addition to the Engine Proposal, the Company engaged with another hedge fund (“HF”), including reviewing its proposals. The Company also sought and received feedback from numerous shareholders during this period.

Through these processes, the Board has reaffirmed that the Company’s plans, developed over the past year, approved by the Board in November, and communicated externally on November 30 and December 14, are in the best interest of the Company and its shareholders to protect and fund current and future dividends, to reduce emissions while driving technologies that could support the Paris Agreement, to strengthen the Company’s balance sheet, and to grow shareholder value.

The summary below details the significant contacts between the Company and Engine No. 1 LLC (“Engine”), as well as associated entities supporting Engine’s efforts, either as a result of mutual shared perspectives or arrangements between the parties.

On November 19, 2020, Engine was incorporated in the state of Delaware.1 According to its newly launched website, Engine’s team includes Chris James and Charlie Penner. Just 18 days later, on December 7, 2020, Engine sent a letter to the Board that in summary covered four subjects: (1) Board composition, (2) the Company’s long-term capital allocation strategy, (3) the Company’s investment in clean energy and sustainability commitments and (4) the Company’s management compensation plans (collectively, the “Engine Proposal”). Engine had not previously reached out to the Company nor been involved in any of the Company’s engagement efforts prior to sending this letter. Engine released this letter to the press on the prior day before speaking with or sending it to the Company. Press articles reported that Engine had the support of the California State Teacher’s Retirement System (“CalSTRs”).

Also on December 7, Chris Ailman, Chief Investment Officer of CalSTRs, provided an interview on CNBC expressing its support for Engine’s letter, released hours earlier to the Company. Mr. Ailman stated that CalSTRs has become an “activist shareholder” and that the Company needed to “wake up” and “get out of the oil and gas focus”. Mr. Ailman acknowledged in the interview that the relatively small size of Engine’s and CalSTR’s investments constituted “the challenge that lies before us, and especially Engine 1.”

[1]

On January 7, 2021, Engine was named a defendant in a lawsuit filed in the United States District Court for the Southern District of New York by the investment management and activist firm Engine Capital Management. The lawsuit seeks injunctive relief, money damages, and other relief in connection with Engine’s alleged unfair competition, cybersquatting, trademark infringement, and injury to Engine Capital Management’s business reputation. The complaint alleges, among other things, that Engine’s use of “Engine No. 1” and “Engine” in connection with its investment management services and activist efforts has caused confusion in the investment community and has harmed Engine Capital Management, which provides services similar to Engine’s. In light of this suit, the Company wishes to avoid any confusion and make clear that all references to “Engine” in this proxy refer only to Engine No. 1 LLC.

16	2021 Proxy Statement

On December 8, 2020, HF sent a letter to the Board that in summary discussed the Company’s capital allocation policy, operating cost structure and emissions reduction opportunities, as well as the Company’s total shareholder return. HF requested a meeting with the Chairman of the Board and the Company’s Lead Director. HF ultimately did not submit a notice to nominate any candidates for election at the Company’s 2021 Annual Meeting.

On December 10, 2020, Company management updated the Board on the letters from Engine and HF and advised the Board generally on the situation and the Company’s response.

On December 14, 2020, the Company issued a press release announcing results on its ongoing emission reduction efforts for 2020 and setting out new emission reduction plans for 2021 through 2025 based on the comprehensive reviews beginning in the first half of 2020, all as discussed with shareholders during the Company’s 2020 shareholder engagements. The press release reaffirmed its continued support of the Paris Agreement and confirmed the Company’s success in meeting its 2018 goals to decrease methane emissions by 15% and reduce flaring by 25% by the end of 2020, compared to 2016 levels. The press release also announced its greenhouse gas emission reduction plans for the next five years that were developed as part of the 2020 Company plan process described above: a reduction in the intensity of operated upstream greenhouse gas emissions of 15-20% by 2025, compared to 2016 levels, supported by a 40-50% decrease in methane intensity and a 35-45% decrease in flaring intensity across its global operations. The emission plan covers Scope 1 and Scope 2 emissions from assets operated by the Company.

On December 17, 2020, a meeting of the Board was held, at which Company management updated the Board and advised the Board generally on the situation and the Company’s response. The Board determined that a working group of directors should be established to facilitate consultation on the situation as appropriate.

From mid-December 2020 through the month of January 2021, representatives of the Company and HF engaged in constructive conversations regarding the Company’s capital allocation, operating expenses, governance, Board composition, emission reduction plans and energy research efforts. HF made suggestions to the Company on potential director candidates, which the Company indicated it would consider along with other candidates consistent with its board refreshment and governance practices.

On December 18, 2020, Engine sent a letter to Stephen Littleton (the Company’s Head of Investor Relations) requesting the Company’s director and officer questionnaire and nominee representations agreement. These documents were provided to Engine on December 21, 2020.

On December 20, 2020, we understand that As You Sow, an activist that is not a shareholder to the Company’s knowledge but regularly submits shareholder proposals to the Company on behalf of actual shareholders, sent an email to all members of the Council of Institutional Investors, a group that includes the largest asset managers in the world, soliciting for members to formally join a new organization, the Coalition Urging Responsible Energy and Sustainability (“CURExxon”). The email stated that, once formed, As You Sow intended to have CURExxon send a letter to the Company supporting Engine, CalSTRs and HF, among other things.

On December 21, 2020, Mr. Littleton and Craig Morford (the Company’s General Counsel) met with Mr. Penner of Engine. The participants discussed the matters raised in Engine’s December 7 letter. In preparation for this meeting, the Company inquired whether CalSTRs should be invited to the call and were told that CalSTRs was not a party to Engine 1’s engagement. During the meeting, Mr. Littleton and Mr. Morford asked Mr. Penner if he had further information or perspectives to share beyond what is contained in the letter that Engine had submitted. Mr. Penner responded that Engine’s views are contained in the letter and that he did not have additional detail to provide.

On December 22, 2020, the Board working group met to discuss communications and developments with Engine and HF, the Company’s response plan and next steps.

On December 24, 2020, a representative of the Company had a follow-up call with a representative of Engine to discuss Engine’s key objectives and to continue to explore the possibility of constructive engagement.

On January 4, 2021, Engine sent a letter to Mr. Littleton making a request regarding shareholder records.

2021 Proxy Statement	17

On January 6, 2021, a representative of the Company had a follow-up call with a representative of Engine to continue to discuss Engine’s key objectives and to determine whether constructive engagement was feasible.

On January 7, 2021, the Board working group met to discuss communications and developments with Engine and HF, the Company’s response plan and next steps.

On January 11, 2021, Mr. Littleton sent a response letter to Engine’s January 4 request for shareholder records. For the next few weeks, the Company and Engine No. 1 continued to negotiate the appropriate terms and basis for furnishing and protecting such shareholder information under the relevant statute and a confidentiality agreement.

On January 14, 2021, a representative of the Company had a further follow-up call with a representative of Engine to continue to discuss the possibility of working constructively to address the matters raised by Engine, including Engine’s demand of having four representatives on the Board.

On January 19, 2021, the Board working group met to discuss communications and developments with Engine and HF, the Company’s response plan and next steps.

On January 20, 2021, a meeting of the Board was held, at which the Board working group and management updated the Board generally on and discussed the situations with Engine and HF.

On January 22, 2021, Darren Woods (Chairman and CEO) and Ken Frazier (Lead Director) met with representatives of Engine. The respective representatives of Engine and the Company exchanged views on the matters that had been raised by Engine, including the Company’s approach to energy transition matters, and governance. Mr. Frazier and Mr. Woods advised the Engine representatives that the potential director candidates that had previously been informally proposed by Engine would be considered in accordance with the Company’s governance practices.

On January, 27, 2021, the Board unanimously elected Tan Sri Wan Zulkiflee Wan Ariffin as a new director of the Company as part of the Board’s refreshment process, including the pending mandatory age limit retirement of William C. Weldon from the Board.

During the Board’s regularly scheduled January 27, 2021 meeting, the Board working group and Company management updated the Board generally on the discussions with and proposals of Engine and HF.

Also on January 27, 2021, Engine submitted its formal notice of its intent to nominate four nominees for election as directors at the Company’s 2021 Annual Meeting. On January 29, 2021, following the submission of the Engine slate of directors, Chris Ailman, Chief Investment Officer of CalSTRs, provided an interview on CNBC reaffirming that CalSTRs intended to be “a more activist shareholder” before stating that “[he was] actually optimistic that our slate is going to win and take over their board and change that company from the top.” (Emphasis added).

On February 1, 2021, the Company issued a press release announcing the creation of a new business to commercialize its extensive low-carbon technology portfolio. The new business, ExxonMobil Low Carbon Solutions, will initially focus on commercializing the Company’s significant experience with carbon capture and storage, one of the critical technologies that could support net zero emissions and the climate goals outlined in the Paris Agreement. ExxonMobil Low Carbon Solutions will also leverage the Company’s significant experience in the production of hydrogen which, when coupled with carbon capture and storage, is likely to play a critical role in a lower-carbon energy system. The business builds on the carbon capture venture established by the Company in 2018.

On February 2, 2021, the Company issued press releases announcing, among other things:

•	the election of a new director, Tan Sri Wan Zulkiflee Wan Ariffin, and updated information on its capital plan and annual cost reductions.

•

the Company released Fourth Quarter Earnings and discussed further details on the Company’s plans which provided insight into the operating expense reduction, capital expenditure flexibility, and perspectives on the Company’s efforts to reduce emissions.

18	2021 Proxy Statement

On February 2, 2021, CURExxon issued a press release and sent a letter to the Company, consistent with their email to the Council of Institutional Investors on December 20, 2020, outlining their support for Engine and CalSTRs in their engagement with the Company. The letter misleadingly referred to the $2.27 trillion USD of assets under management by signatories of CURExxon, but omitted the number of Company shares actually owned by the signatories. The list of signatories includes activists such as As You Sow and Arjuna Capital, who, to the Company’s knowledge, neither invest in nor recommend ExxonMobil stock. CURExxon’s press release also referred to certain lawsuits against the Company as well. Notably, representatives of As You Sow and Arjuna Capital recently participated as witnesses for the New York Attorney General in its unsuccessful four year campaign against the Company that was decided in favor of the Company on all counts after a two week trial in late 2019. One of Arjuna Capital’s three managing partners, Natasha Lamb, testified at trial and was found by the Honorable Barry Ostrager of the New York Supreme Court, Commercial Division, to be “manifestly biased” against ExxonMobil. After hearing the evidence, including Ms. Lamb’s testimony, Justice Ostrager ruled in favor of the Company on all counts, including those brought under what is widely considered the most prosecutor-friendly state securities law in the country. In addition to ruling for ExxonMobil on the merits on all counts, Justice Ostrager concluded that the “evidence at trial revealed that ExxonMobil executives and employees were uniformly committed to rigorously discharging their duties in the most comprehensive and meticulous manner possible.”

On February 8, 2021, the Board working group met to discuss the status of communications and developments with Engine, the Company’s response plan and next steps.

On February 9, the Company and Engine entered into a confidentiality agreement related to the furnishing of shareholder ownership information.

On February 15, 2021, the Company provided its record holder list to Engine in digital format.

On February 17, 2021, the Company’s Board Affairs Committee met to consider and discuss the credentials, qualifications, skill sets and past experience of director candidates, as part of its continuing succession planning duties. As part of this work, the Committee reviewed the backgrounds and qualifications of two candidates whom the Board had previously discussed, as well as each of the four candidates that had been nominated by Engine. Taking into account information provided by the Company’s advisors, shareholders and directors relating to the credentials, qualifications, skill sets, past experience and diligence background information as to each of the candidates, including each of the four Engine candidates, the Committee compared each candidate to the Board’s director qualification standards (set forth separately in this proxy statement) and determined to recommend that the Board elect Michael Angelakis and Jeffrey Ubben to serve as directors. As part of its review, the Committee found that none of the Engine director candidates meet the standards or needs of the Company’s Board, and determined not to recommend any of the Engine candidates for election to the Board.

On February 18, 2021, a meeting of the Company’s Board was held to provide an update on the situation generally. The Board also received an update from the Board Affairs Committee on its February 17 meeting. The Committee discussed with the Board its determination that based on information provided by the Company’s advisors, shareholders and directors relating to the credentials, qualifications, skill sets, past experience and diligence background information as to each of the candidates, it had determined that none of the Engine candidates meet the standards or needs of the Company’s Board, that Mr. Angelakis and Mr. Ubben, each of whom the Board had previously discussed, meet the Board’s standards and would bring skill sets and qualifications consistent with the Board’s ongoing refreshment and succession planning needs. The Committee recommended that the Board review Mr. Angelakis and Mr. Ubben as proposed director candidates at its February 24 meeting. The Board then discussed the Committee’s determinations and recommendations.

On February 19, 2021, Mr. Woods and Mr. Littleton met with Jack Ehnes, Chief Executive Officer of CalSTRs, and Chris Ailman, Chief Investment Officer of CalSTRs, and discussed their perspectives on the Company’s progress and plans regarding energy transition matters.

On February 22, 2021, Engine provided Bloomberg.com with a letter outlining its position on the Company’s efforts regarding energy transition. Engine sent this letter to the Board later that day and subsequently filed the letter with the SEC after close of business on February 22, 2021.

2021 Proxy Statement	19

The Board took unanimous action on February 27, 2021 to elect Mr. Angelakis and Mr. Ubben to the Board, effective March 1, 2021. As part of the Board refreshment process and in line with shareholder feedback, the Board has added new directors with scientific climate science expertise (Dr. Susan K. Avery in 2017), with an investor perspective (Joseph L. Hooley in 2020), and three directors in 2021 with oil and gas experience, international experience, and transition experience. With the addition of the new Board members, the average independent director tenure for the Board nominees is approximately five years, compared to an average of eight years for companies in the S&P 500.

On March 1, 2021, the Company issued a press release announcing the election of Mr. Angelakis and Mr. Ubben to the Board. Mr. Angelakis is the chairman and CEO of Atairos, an independent strategic investment company focused on supporting growth-oriented businesses across a range of industries. Prior to founding Atairos, he served as Comcast Corporation’s Vice Chairman and Chief Financial Officer. In those roles, Mr. Angelakis led strategic planning, capital allocation and corporate development, including overseeing Comcast’s successful transition into media and other technologies. Mr. Ubben is the Founder of Inclusive Capital Partners, an investment firm focused on increasing shareholder value and promoting sound environmental, social and governance practices. The Board believes Mr. Angelakis’ and Mr. Ubben’s experience in capital allocation across different industries and strategy development will be valuable to the Company as the Company advances plans to increase shareholder value by responsibly providing needed energy while playing a leadership role in the energy transition. The election of Mr. Angelakis and Mr. Ubben brings the Board to 13 directors, 12 of whom are independent.

Following the March 1, 2021 announcement, the Company has continued to engage with shareholders regarding the new members of the Board and the Company’s continuing focus on the energy transition and capital allocation matters.

20	2021 Proxy Statement

CORPORATE GOVERNANCE

Overview

The Board of Directors and its committees perform a number of functions for ExxonMobil and its shareholders, including:

•	Overseeing the management of the Company on your behalf, including oversight of risk management;

•	Reviewing ExxonMobil’s long-term strategic plans;

•	Exercising direct decision-making authority in key areas, such as declaring dividends;

•	Selecting the Chief Executive Officer (CEO) and reviewing the CEO’s performance;

•	Reviewing development and succession plans for ExxonMobil’s top executives; and

•	Gathering insights and sharing perspectives from shareholders during engagements and other communications.

The Board has adopted Corporate Governance Guidelines that govern the structure and functioning of the Board and set out the Board’s position on a number of governance issues. A copy of our current Corporate Governance Guidelines is posted on our website at exxonmobil.com/guidelines.

At least annually, the Board and each of the Board committees conduct an evaluation of their performance and effectiveness. Any potential changes to the committees’ charters are also considered at least once a year.

Risk Oversight

The full Board of Directors provides oversight of key risks to ExxonMobil’s business. The Board throughout the year participates in reviews with management on the Company’s business, including identified risk factors. As a whole, the Board reviews litigation and other legal matters; political contributions, budget, and policy; lobbying costs; developments in climate science and policy; the Outlook for Energy, which projects world energy supply and demand to 2040; the Energy & Carbon Summary; stewardship of business performance; and long-term strategic plans. The Board receives updates and reviews from both internal ExxonMobil and external experts on issues of importance to the Company.

The Board, including the Public Issues and Contributions Committee, visits an ExxonMobil operations site each year. These visits enable the directors to observe and provide input on safety, operating practices, environmental performance, technology, products, industry and corporate standards, and community engagement.

The Board oversees a broad spectrum of interrelated risks with assistance from its committees. This integrated risk management approach facilitates recognition and oversight of important risk interdependencies.

2021 Proxy Statement	21

Audit Committee oversees risks associated with financial and accounting matters, including compliance with legal and regulatory requirements, and the Company’s financial reporting and internal control systems. The Audit Committee also periodically reviews cybersecurity risks and preparedness and ExxonMobil’s overall risk management approach and structure.

Board Affairs Committee oversees Board structure and matters of corporate governance, including Board evaluation and director refreshment. It also coordinates identification of external experts to address the Board and sets the criteria for shareholder engagement with directors.

Compensation Committee reviews executive compensation, which is designed to promote accountability to maximize shareholder value over the long term while effectively managing longer term risks, including those related to climate change. The Committee also assesses each element of the compensation program to ensure that these do not create any material adverse risks to the Company and do not encourage executives to take risks that may not be aligned with shareholders’ long-term interests.

Public Issues and Contributions Committee oversees operational risks such as those relating to employee and community safety, health, environmental performance, including actions taken to address climate-related risks, security matters, and reviews and provides advice on objectives, policies and programs related to lobbying activities and political and other contributions.

Finance Committee oversees risks associated with financial instruments, financial policies and strategies, and capital structure.

The Board receives regular updates from the committees, and believes this structure is best suited for overseeing risk.

Board Leadership Structure

The Board believes that the decision as to who should serve as Chairman and/or CEO is the proper responsibility of the Board. The Board retains authority to amend the by-laws to separate the positions of Chairman and CEO at any time and regularly considers the pros and cons of such separation or combination. At the present time, the Board believes the interests of all shareholders are best served through a leadership model with a combined Chairman/CEO position and an independent Lead Director elected by and from among the independent directors.

The current CEO possesses an in-depth knowledge of the Company; its integrated, multinational operations; the evolving energy industry supply and demand fundamentals; and the array of challenges to be faced. This knowledge was gained through more than 28 years of successful experience in progressively more senior positions, including domestic and international responsibilities.

The Board believes that these experiences and other insights put the CEO in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to shareholders. Further, the Board has demonstrated its commitment and ability to provide independent oversight of management.

The Board is comprised solely of independent directors other than the CEO, and 100 percent of the Audit, Compensation, Board Affairs, and Public Issues and Contributions Committee members are independent. Each independent director has access to the CEO and other Company executives and employees, and is empowered to call meetings of the independent directors and request agenda topics to be added or addressed in more detail at meetings of the full Board or an appropriate Board committee.

22	2021 Proxy Statement

The Board believes the Lead Director provides effective independent Board leadership. Kenneth C. Frazier serves as Lead Director and is expected to remain in the position at least through the annual meeting of shareholders.

The Lead Director’s authority, under the Corporate Governance Guidelines, includes:	The Lead Director also serves as Chair of the Board Affairs Committee with authority that includes:

 ✓  Calling, chairing, and setting the agenda for executive sessions of the non-employee directors

 ✓  Providing feedback to the Chairman

 ✓  Chairing meetings of the Board in the
absence of the Chairman

 ✓  Reviewing and approving the schedule and agenda for all Board meetings and reviewing associated materials distributed to the
directors, in consultation with the Chairman

 ✓  Advising the Chairman on the quality,
quantity, and timeliness of information flow

 ✓  Reviewing committee meeting schedules

 ✓  Engaging with shareholders, as appropriate

 ✓  Leading the annual performance evaluation
of the Board

 ✓  Establishing the criteria for director engagement with shareholders

 ✓  Providing comments and suggestions to the Board on Board committee structure, operations, member qualification, and member appointment

 ✓  Overseeing independent director succession planning, remuneration, requests for additions to board memberships, and resignations

 ✓  Establishing and maintaining procedures for interested parties to communicate with non-employee directors

 ✓  Considering Board governance practices and procedures including any changes to governance guidelines

 ✓  Providing oversight of the performance and effectiveness of the evaluation process for the Board and its committees

In addition, the Lead Director, working together with the Compensation Committee, oversees the annual evaluation of the CEO, the communication of resulting feedback to the CEO, and the review of CEO succession plans.

Director Qualifications

The Board has adopted guidelines outlining the qualifications sought when considering non-employee director candidates. These Guidelines for the Selection of Non-Employee Directors (Selection Guidelines), which are published on our website at exxonmobil.com/directorguidelines, are reviewed annually and state in part:

“ExxonMobil recognizes the strength and effectiveness of the Board reflects the balance, experience, and diversity of the individual directors; their commitment; and importantly, the ability of directors to work effectively as a group in carrying out their responsibilities. ExxonMobil seeks candidates with diverse backgrounds who possess knowledge and skills in areas of importance to the Corporation.”

The qualifications we consider for director candidates include: individuals who have achieved prominence in their fields; diversity of experiences and backgrounds, including gender and race/ethnic diversity; experience and demonstrated expertise in managing large, relatively complex organizations, such as that of CEOs of a significant company or organization with global responsibilities; financial and other risk management expertise; experience on one or more boards of significant public or non-profit organizations; expertise resulting from significant academic, scientific, or research activities; and experience with cyclical businesses, such as commodities.

Other considerations for director candidates include: a substantial majority of the Board must meet independence standards as described in the Corporate Governance Guidelines; all candidates must be free from any relationship with management or the Corporation that would interfere with the exercise of independent judgment; candidates should be committed to representing the interests of all shareholders and not any particular constituency; and the Board must include members who satisfy legal and stock exchange requirements for certain Board committees.

All directors are expected adhere to the Company’s policies and procedures, including the Conflict of Interest Policy and Ethics Policy. See the Code of Ethics and Business Conduct section below for additional information.

2021 Proxy Statement	23

The Board is comprised of directors with an effective mix of backgrounds, knowledge, and skills that the Board considers relevant and beneficial in fulfilling its oversight role. The chart below provides a summary of the collective competencies of the ExxonMobil Board nominees and explains why these are important:

Director Qualifications	Competencies and Relevance to ExxonMobil	Board Composition

Individuals who have achieved prominence in their fields

Current CEO / Former CEO / Field Prominence

Experience serving as a CEO or other prominent leader provides unique perspectives to help the Board independently oversee ExxonMobil’s CEO and management. Having this experience also increases the Board’s understanding and appreciation of the many facets of modern international organizations, including strategic planning, financial reporting and compliance, and risk oversight.

Experience and demonstrated expertise in managing large, relatively complex organizations, such as CEOs of a significant company or organization with global responsibilities

Large / Complex Organizations

ExxonMobil is among the largest corporations in the world. Experience leading a large organization provides practical insights on the challenges and opportunities complex businesses encounter.

Global Business Leadership

ExxonMobil conducts business around the world. Having a global business perspective aids the Board in understanding diverse business environments, economic conditions, and cultures associated with our global workforce and activities.

Operational Experience

Our Company operates in many different places and under varied conditions. Having experience with operational matters and requirements assists the Board in understanding the issues that may face ExxonMobil in its worldwide activities, including maintenance needs, labor relations, and regulatory requirements.

Financial or other risk management expertise

Financial Experience

ExxonMobil’s business involves complex financial management, capital allocation, and reporting issues. An understanding of finance and financial reporting is valuable in order to promote effective capital allocation, robust controls, and oversight.

Risk Management

The scale, scope, and complexity of ExxonMobil’s business raises a multitude of interdependent risks, which can vary over time. Experience in effectively identifying, prioritizing, and managing a broad spectrum of risks can help the Board appreciate, anticipate, and oversee the Company in managing the risks that face its varied businesses.

Experience on one or more boards of significant public or non-profit organizations

Public Company Board
An understanding of public company reporting responsibilities and the issues commonly faced by public companies is important to navigating governance issues as applied to ExxonMobil.

Expertise resulting from significant academic, scientific, or research activities

Scientific / Technical / Research Experience

ExxonMobil is a leader in research and technology, from finding and producing oil and natural gas to developing new products, mitigating emissions, and protecting the environment. It is helpful for Board members to have these competencies, as science and technology are cornerstones to ExxonMobil’s businesses.

Experience with cyclical businesses, such as commodities

Commodity / Cyclical Business Experience
Understanding the unique challenges of a cyclical or commodity business provides helpful insights for assessing Company strategies, challenges, and opportunities.

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Diversity of experiences and backgrounds, including gender and race/ethnicity, is also an important consideration for Board members. The charts below reflect the diversity of the Board nominees.

Strong Board Gender and Race/Ethnic Diversity

Director Independence

The Corporation’s Corporate Governance Guidelines require that a substantial majority of the Board consists of independent directors. In general, the Guidelines require that an independent director must have no material relationship with ExxonMobil, directly or indirectly, except as a director. The Board determines independence on the basis of the standards specified by the New York Stock Exchange (NYSE), the additional standards referenced in our

Corporate Governance Guidelines, and other facts and circumstances the Board considers relevant.

Under ExxonMobil’s Corporate Governance Guidelines, a director will not be independent if a reportable “related person transaction” exists with respect to that director or a member of the director’s family for the current or most recently completed fiscal year. See the Guidelines for Review of Related Person Transactions posted on the Corporate Governance section of our website and described in more detail under Related Person Transactions and Procedures below.

The Board has reviewed relevant relationships between ExxonMobil and each non-employee director and director nominee to determine compliance with the NYSE standards and ExxonMobil’s additional standards. The Board has evaluated whether there are any other facts or circumstances that might impair a director’s independence. Based on that review, the Board has determined that all ExxonMobil non-employee directors are independent. The Board has also determined that each member of the Audit, Board Affairs, Compensation, and Public Issues and Contributions Committees (see table on page 30) is independent based on both applicable NYSE standards and the Company’s independence standards for each of these committees. The Company’s standards for each committee are included in their respective charters and are posted on our website at exxonmobil.com/guidelines.

In recommending that each director and nominee be found independent, the Board Affairs Committee reviewed the following transactions, relationships, or arrangements. All matters described below fall within the NYSE and ExxonMobil independence standards.

Name	Matters Considered
U.M. Burns	Ordinary course business with VEON (purchases of telecommunication services)
K.C. Frazier	Ordinary course business with Merck (purchases of pharmaceuticals; sales of chemicals and oils)

2021 Proxy Statement	25

Shareholder Engagement in 2020

The Board and management believe ongoing engagement with our shareholders is vitally important and understand the importance of keeping shareholders informed about the business, understanding shareholders’ perspectives, and addressing areas of interest. The Board and management welcome and value input from all shareholders.

  Engaged with:

✓  Institutional Investors

✓  Retail Shareholders

✓  Pension Funds

✓  Religious Organizations

✓  Nongovernmental Organizations

✓  Proxy Advisory Firms

✓  ESG Rating Firms

✓  Industry Thought Leaders

  Engaged through:

✓  Individual Investor Meetings

✓  Investor Day

✓  Quarterly Earnings Calls

✓  Investor Conferences

✓  Spotlight Events

✓  Annual Shareholder Meeting

✓  Shareholder Webcast

✓  Stakeholder Outreach

Engagements include: ✓ Non-employee Directors ✓ Chairman / CEO / Management Committee ✓ Senior Management ✓ Subject Matter Experts ✓ Other Employees
ESG Engagements: ~ 200% of 2015 ESG engagements

Engaged with shareholders representing:	Information shared through:
~ 1.6 billion shares ~ 38% of total outstanding shares and ~ 70% of institutional shareholdings	• SEC Filings • Press Releases • Annual Report • Company Website • Energy Factor	• Energy & Carbon Summary • Sustainability Report • Perspectives Blog

Director Nomination Process and Board Succession

As noted in the committee information that follows, the Board Affairs Committee is responsible for identifying and evaluating director candidates. The below sets forth the process through which the Committee identifies potential nominees to the Board and evaluates their qualifications.

Candidate Recommendations

The Board Affairs Committee seeks new candidates in several ways:

•

Recommendations made by the non-employee directors. These recommendations are developed based on the directors’ own knowledge and experience in a variety of fields and on the research conducted by ExxonMobil staff at the Committee’s direction.

•	Engagement of an executive search firm. The firm brings forward potential director candidates for the Committee to consider and helps research candidates identified by the Committee.

•	Recommendations made by employee directors, shareholders, and others.

All recommendations, regardless of the source, are evaluated on the same basis against the criteria contained in the Selection Guidelines. The Committee has also instructed its executive search firm to include diversity as part of the candidate search criteria.

Shareholders may send recommendations for director candidates to the Corporate Secretary at the address given under Contact Information on page 8. A submission recommending a candidate should include:

•	Sufficient biographical information to enable the Committee to evaluate the candidate in light of the Selection Guidelines;

•	Information concerning any relationship between the candidate and the recommending shareholder; and

•	Material indicating the willingness of the candidate to serve if nominated and elected.

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The procedures by which shareholders may recommend nominees have not changed materially since last year’s proxy statement.

Assessment and Nomination

Once potential nominees are identified, the Board Affairs Committee assesses the candidate’s overall qualifications for nomination to the Board relative to an assessment of the Company’s future direction. In evaluating prospective directors, the Committee considers various factors including:

•	ExxonMobil’s Corporate Governance Guidelines;

•	The candidate’s skills, expertise and background as compared to ExxonMobil’s Selection Guidelines;

•	ExxonMobil’s strategy, risk profile and current Board composition;

•	Independence, perspectives, objectivity, reasoning and judgement of the candidate; and

•	Board diversity.

ExxonMobil seeks to have a diverse Board representing a range of backgrounds, knowledge, and skills relevant to the Company’s business and the needs of the Board, and as part of the search process, considers highly qualified candidates, including women and minorities. The Committee does not use quotas, but considers diversity along with the other requirements of the Selection Guidelines when evaluating potential new directors. The resulting diversity of experience, skills, gender and race/ethnicity on the ExxonMobil Board serves as a testament to this robust process.

If the Board Affairs Committee determines to advance a candidate in the nomination process, the Committee puts the candidate forward for consideration by the full Board.

Since our last annual shareholders meeting, the Committee continued its director succession planning, using the process described above and taking into account, among other factors, shareholders’ interest in board refreshment and specifically in adding directors with oil and natural gas industry, energy and business transition, capital allocation and finance expertise. Based on its review of the credentials, qualifications, skill sets and past experience of various candidates considered and the needs of the Board, the Committee recommended for election Mr. Angelakis, Mr. Ubben and Mr. Zulkiflee, who were identified by shareholders, members of our Board or our search firm. Based on the Committee’s recommendation and the information considered on each of Mr. Angelakis, Mr. Ubben and Mr. Zulkiflee, the Board elected each of them as director. For information on Mr. Angelakis’, Mr. Ubben’s and Mr. Zulkiflee’s qualifications, see pages 9 and following.

Director Re-Nomination

The Board Affairs Committee also oversees the re-nomination process. In considering whether to re-nominate a director for re-election at our annual meeting, the Committee reviews each director, considering such factors as:

•	Attendance and participation at Board and committee meetings;

•	Skills, experience and personal attributes;

•	Continued contribution to the Board’s effectiveness;

•	Results from the annual Board and committee self-assessments;

•	Shareholder feedback, including the support received at our annual meeting of shareholders; and

•	Independence.

Board Tenure

The Board does not impose tenure limits on its directors, other than a mandatory retirement age of 72 and the requirement to stand for election annually. Given the complexity and breadth of our business and its long-term investment horizons, the Board considers longevity of service and experience of great value. The Board also believes that its director compensation approach, which limits the vesting of restricted shares until retirement, closely aligns directors with the interests of long-term shareholders.

2021 Proxy Statement	27

All ExxonMobil directors stand for election at the annual meeting. Non-employee directors cannot stand for election after they have reached age 72, unless the Board makes an exception on a case-by-case basis. Restricted shares received by non-employee directors are subject to forfeiture if the non-employee director leaves the Board early, i.e., before the retirement age of 72. Employee directors resign from the Board when they are no longer employed by ExxonMobil.

As of March 1, 2021, the average tenure of ExxonMobil’s non-employee directors standing for election is 4.9 years, well below the average of S&P 500 companies of 7.9 years (per 2020 Spencer Stuart Board Index). Seventy-five percent of ExxonMobil director nominees joined the Board since 2015.

Insights into the Boardroom

The Board provides oversight for ExxonMobil’s key risks, including strategic, reputational, financial, operational, SSHE (safety, security, health and environment) and legal compliance matters. The Board regularly reviews environmental stewardship and discusses issues related to the Company’s business, including the risks related to climate change, in a process that involves briefings with internal and external subject-matter experts.

ExxonMobil’s independent Lead Director holds broad oversight responsibilities that were further strengthened in 2020 and include leading the annual performance evaluation of the Board and its committees. The Lead Director also works with the Compensation Committee to oversee the annual evaluation of the CEO and communicate feedback to the CEO. The Lead Director further provides vital oversight and guidance. During 2020, the Lead Director oversaw special Board and committee meetings called to discuss the COVID-19 global pandemic and ExxonMobil’s rapid modifications to operations and personnel work environments. The Lead Director also oversaw a variety of reviews and discussions to keep directors informed of ExxonMobil’s adaptations throughout the pandemic.

Refreshment is a priority for the ExxonMobil Board. The Board added eight new independent directors in the last six years, including Mr. Hooley in 2020 and Mr. Angelakis, Mr. Ubben and Mr. Zulkiflee in 2021. Director qualifications are enhanced by an understanding of diverse business environments, economic conditions, and cultures associated with ExxonMobil’s global workforce and operations. ExxonMobil aims to have a diverse Board representing a range of backgrounds, knowledge, and skills relevant to the Company’s business and the needs of the Board, and reflective of ExxonMobil’s stakeholder population. As part of the refreshment process, highly qualified candidates, including women and minorities, are considered. Five of the last eleven directors added to the Board have been female and/or racially/ethnically diverse. An established onboarding process for new directors includes detailed information about ExxonMobil’s history, culture, practices, risk framework, legal and regulatory requirements, ethics and other policies applicable to directors and approach to other important issues, including the management of workforce diversity and the risks related to climate change, among other topics.

In its oversight role, the Board reviews a variety of issues important to ExxonMobil. For example, the Board considers climate change risk regularly as it assesses management’s reports on ExxonMobil’s research and development efforts, operating strategies, business and corporate planning, technology, current events, shareholder engagements, and Company performance. These frequent and detailed reviews, supplemented by briefings with internal and external experts, increase the full Board’s knowledge regarding issues of climate risk and the transition to lower-carbon energy sources. This past year, the Board provided oversight as ExxonMobil set new plans for greenhouse gas reductions through 2025 and industry-leading greenhouse gas performance by 2030. The 2025 plans, which include a reduction in Upstream greenhouse gas intensity by 15-20%, supported by a 40-50% reduction in methane emissions intensity and a 35-45% reduction in flaring intensity relative to 2016 levels, are projected to be consistent with the goals of the Paris Agreement. These 2025 plans are expected to result in an estimated 30% reduction in absolute Upstream greenhouse gas emissions, and a 40-50% reduction in absolute methane and flaring emissions. The Board also provided guidance as the Company created its new ExxonMobil Low Carbon Solutions business to advance lower-emission technologies which are critical to achieving the Paris Agreement goals.

28	2021 Proxy Statement

In addition, the Board regularly reviews ExxonMobil’s talent strategy, which encompasses all elements of human capital management including attracting, retaining and developing a productive, capable, and diverse workforce that is reflective of the global community in which ExxonMobil operates, and the Company’s efforts to support the health and safety of its workforce. Diversity and inclusion are critical to the success of ExxonMobil’s talent strategy, and the Board stewards the Company’s performance against this objective.

The directors make annual site visits to operating locations to observe and provide input on operating practices and external engagement. In 2020, the Public Issues and Contributions Committee visited ExxonMobil’s petrochemical manufacturing complex in Beaumont, Texas. During the visit, directors had the opportunity to meet with employees and external guests, including elected officials and local community leaders, to hear how ExxonMobil is making a positive impact on local communities.

Throughout the year, directors participate in engagements with shareholders, in addition to receiving shareholder and stakeholder feedback through other avenues of communication including letters and emails. The Board values these communications and takes such perspectives into consideration in its deliberations, as appropriate.

The Board Affairs Committee has established and oversees procedures for shareholders and other interested persons to send written or electronic communications to individual directors, including the Lead Director, Board committees, or the non-employee directors as a group.

•   Written Communications: Written correspondence should be addressed to the director or directors at the address given under Contact Information on page 8.

•   Electronic Communications: You may send a message to individual non-employee directors, Board committees, or the non-employee directors as a group by using the form provided for that purpose on our website at exxonmobil.com/directors.

All communications are recorded by an ExxonMobil Assistant Secretary or designated staff member and forwarded to the appropriate director or directors or otherwise handled as the Committee has directed.

Code of Ethics and Business Conduct

The Board maintains policies and procedures (referred to in this proxy statement as the Code) that represent both the code of ethics for the principal executive officer, principal financial officer, and principal accounting officer under SEC rules, and the code of business conduct and ethics for directors, officers, and employees under NYSE listing standards. The Code applies to all directors, officers, and employees and is at the core of the Company’s foundational policies. The Code includes a Conflicts of Interest Policy under which directors, officers and employees are expected to avoid any actual or apparent conflict between their own personal interests and the interests of the Corporation. The Code also includes an Ethics Policy under which directors, officers and employees are expected to observe the highest ethical standards of integrity in the conduct of the Company’s business. Each year, directors, officers and employees are required to certify that they have read the Code and remain in compliance with its requirements. The Code is posted on the ExxonMobil website at exxonmobil.com/code. The Code is also included as an exhibit to our Annual Report on Form 10-K. Any amendment of the Code will be posted promptly on ExxonMobil’s website.

The Corporation maintains procedures for administering and reviewing potential issues under the Code, including procedures that allow employees to make complaints without identifying themselves unless otherwise required by law. The Corporation also conducts periodic mandatory business practice training sessions.

The Board Affairs Committee will initially review any suspected violation of the Code involving an executive officer or director and will report its findings to the Board. The Board does not envision that any waiver of the Code will be granted. Should such a waiver occur, it will be promptly disclosed on ExxonMobil’s website.

2021 Proxy Statement	29

Board Meetings and Annual Meeting Attendance

The Board met 10 times in 2020. ExxonMobil’s incumbent directors, on average, attended approximately 98 percent of Board and committee meetings during 2020. No director attended fewer than 75 percent of such meetings. ExxonMobil’s non-employee directors held eight executive sessions in 2020, chaired by the independent Lead Director. As specified in our Corporate Governance Guidelines, it is ExxonMobil’s policy that directors should make every effort to attend the annual meeting of shareholders. All directors attended the 2020 annual meeting of shareholders.

Board Committees

The Board appoints committees to help carry out its duties. Board committees work on key issues in greater detail than would be possible at full Board meetings. Only non-employee directors may serve on the Audit, Compensation, Board Affairs, and Public Issues and Contributions Committees. Each committee has a written charter. The charters are posted on the Corporate Governance section of our website at exxonmobil.com/governance.

The tables below show the current membership of each Board committee and the number of meetings each committee held in 2020.

Director	Audit	Compensation	Board Affairs	Finance	Public Issues and Contributions	Executive(1)
M.J. Angelakis	✓			✓
S.K. Avery			✓		✓
A.F. Braly		✓			C
U.M. Burns	C			✓		✓
K.C. Frazier		✓	C			✓
J.L. Hooley	✓			✓
S.A. Kandarian		✓			✓
D.R. Oberhelman	✓			✓
S.J. Palmisano		C	✓			✓
J.W. Ubben				✓	✓
W.C. Weldon	✓			✓		✓
D.W. Woods				C		C
W. Zulkiflee			✓		✓

C = Chair    ✓ = Member                (1) Other directors serve as alternate members on a rotational basis

Meetings in 2020:

Board Affairs Committee

The Board Affairs Committee, chaired by the independent Lead Director, serves as ExxonMobil’s nominating and corporate governance committee. Its responsibilities include:

•	Recommendations on director candidates and reviewing requests for participation on other boards;

•	Maintaining procedures for director engagement with shareholders;

•	Providing comments and suggestions to the Board on committee structure and committee assignments;

•	Reviewing corporate governance practices, including the Corporate Governance Guidelines;

•	Reviewing any issue involving an executive officer or director under the Code; and

•	Administering ExxonMobil’s Related Person Transaction Guidelines.

30	2021 Proxy Statement

The Committee also administers provisions of the Corporate Governance Guidelines that require a director to tender a resignation when there is a substantial change in the director’s circumstances. The Committee reviews the relevant facts to determine whether the director’s continued service would be appropriate and makes a recommendation to the Board.

Another responsibility of the Committee is to review and make recommendations to the Board regarding the compensation of the non-employee directors. The Committee uses an independent consultant, Pearl Meyer & Partners, LLC (Pearl Meyer), to provide information on current developments and practices in director compensation. Pearl Meyer is the same consultant retained by the Compensation Committee to advise on executive compensation, but performs no other work for ExxonMobil.

The Guidelines for the Selection of Non-Employee Directors describe the qualifications the Committee looks for in director candidates. These Selection Guidelines, as well as the Committee’s charter, are posted on the Corporate Governance section of our website.

Audit Committee

The Audit Committee oversees accounting and internal control matters. Its responsibilities include oversight of:

•	Management’s conduct of the Corporation’s financial reporting process;

•	The integrity of the financial statements and other financial information provided by the Corporation to the SEC and the public;

•	The Corporation’s system of internal accounting and financial controls;

•	The Corporation’s compliance with legal and regulatory requirements;

•	The performance of the Corporation’s internal audit function;

•	The independent auditors’ qualifications, performance, and independence; and

•	The annual independent audit of the Corporation’s financial statements.

The Committee has direct authority and responsibility to appoint (subject to shareholder ratification), compensate, retain, and oversee the independent auditors.

The Committee also prepares the report that SEC rules require be included in the Corporation’s annual proxy statement. The report begins on page 38.

The Audit Committee has adopted specific policies and procedures for pre-approving fees paid to the independent auditors. Under the Audit Committee’s approach, an annual program of work is approved each October for the following categories of services: Audit, Audit-Related, and Tax. Additional engagements may be brought forward from time to time for pre-approval by the Audit Committee. Pre-approvals apply to engagements within a category of service, and cannot be transferred between categories. If fees might otherwise exceed pre-approved amounts for any category of permissible services, the incremental amounts must be reviewed and pre-approved prior to commitment. The complete text of the Audit Committee’s pre-approval policies and procedures, as well as the Committee’s charter, is posted on the Corporate Governance section of ExxonMobil’s website.

The Board has determined that all members of the Committee are financially literate within the meaning of the NYSE standards, and that Ms. Burns, Mr. Hooley, Mr. Oberhelman, and Mr. Weldon are “audit committee financial experts” as defined in the SEC rules.

Compensation Committee

The Compensation Committee is comprised exclusively of non-employee, independent directors, and oversees compensation for ExxonMobil’s senior executives (including salary, bonus, and performance share awards), as well as succession planning for key executive positions. The Committee’s charter is available on the Corporate Governance section of our website.

2021 Proxy Statement	31

During 2020, the Committee took the following actions:

•	Reviewed and approved the corporate goals and objectives;

•	Reviewed the Corporation’s business results and progress toward strategic objectives during the year with ExxonMobil’s CEO and other senior executives;

•	Reviewed the individual performance and contributions of the CEO and other senior executives;

•	Discussed the Company’s executive compensation program design with its independent consultant;

•	Considered the results of the 2020 advisory vote on executive compensation;

•

Deliberated pay decisions based on an assessment of progress toward strategic objectives, business results, individual performance, and the results of annual benchmarking, taking into account experience in position;

•	Established the aggregate annual ceiling for the 2020 long-term incentive award program and suspended the 2020 bonus program;

•

Assessed each element of the Company’s compensation program and practices, and confirmed that they do not create any material adverse risks for the Company. The key design features of the compensation program that discourage executives from taking inappropriate risk are described in detail in this proxy statement (see pages 43, 56, and 57); and

•	Reviewed progress on executive development and succession planning for senior-level positions with input from the CEO.

The Committee does not delegate its responsibilities with respect to ExxonMobil’s executive officers and other senior executives (currently 19 positions). For other employees, the Committee delegates authority to determine individual salaries and incentive awards to a committee consisting of the Chairman and the Senior Vice Presidents of the Corporation. That committee’s actions are subject to a salary budget and aggregate annual ceilings on incentive awards established by the Compensation Committee.

For more information on the compensation decisions made by the Committee for 2020, refer to the Compensation Discussion and Analysis beginning on page 41.

The Compensation Committee’s report is available on page 40.

The Compensation Committee utilizes the expertise of an external independent consultant, Pearl Meyer. At the direction of the Committee, Pearl Meyer:

•	Attends Committee meetings;

•	Informs the Committee regarding general trends in executive compensation across industries;

•	Prepares the analysis of comparator company compensation used by the Committee; and

•	Participates in the Committee’s deliberations regarding compensation for Named Executive Officers.

In addition, at the direction of the Chair of the Board Affairs Committee, Pearl Meyer provides an annual survey of non-employee director compensation for use by that Committee.

The Compensation Committee is solely and directly responsible for the appointment, compensation, and oversight of the consultant. The Committee considers factors that could affect Pearl Meyer’s independence, including that the consultant provides no other services for ExxonMobil other than its engagement by the Committee and the Board Affairs Committee as described above. Based on this review, the Committee has determined the consultant’s work for the Committee to be free from conflicts of interest.

Finance Committee

The Finance Committee reviews ExxonMobil’s financial policies and strategies, including our capital structure, dividends, and share purchase program. The Committee authorizes the issuance of corporate debt subject to limits set by the Board. The Committee’s charter is available on the Corporate Governance section of our website.

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Public Issues and Contributions Committee

The Public Issues and Contributions Committee reviews the effectiveness of the Corporation’s policies, programs, and practices with respect to safety, security, health, the environment, including climate-related matters, and social issues. The Committee hears reports from operating units on safety and environmental activities, and also visits operating sites to observe and comment on current operating practices. In addition, the Committee reviews the level of ExxonMobil’s support for education and other public service programs, including the Company’s contributions to the ExxonMobil Foundation. The Foundation and Corporation engage in a range of philanthropic activities that advance education, with a focus on math and science in the United States, promote women as catalysts for economic development, combat malaria, and support other cultural and public service initiatives. The Committee’s charter is available on the Corporate Governance section of our website.

Executive Committee

The Executive Committee has broad power to act on behalf of the Board. In practice, the Committee meets only when it is impractical to call a meeting of the full Board.

DIRECTOR COMPENSATION

Director compensation elements are designed to:

•	Ensure alignment with long-term shareholder interests;

•

Ensure the Company can attract and retain outstanding director candidates who meet the selection criteria outlined in the Guidelines for the Selection of Non-Employee Directors, which can be found on the Corporate Governance section of our website;

•	Recognize the substantial time commitment necessary to oversee the affairs of the Corporation; and

•	Support the independence of thought and action expected of directors.

Non-employee director compensation levels are reviewed by the Board Affairs Committee each year, and resulting recommendations are presented to the full Board for approval. The Committee uses an independent consultant, Pearl Meyer, to provide information on current developments and practices in director compensation. Pearl Meyer is the same consultant retained by the Compensation Committee to advise on executive compensation, but performs no other work for ExxonMobil.

ExxonMobil employees receive no additional pay for serving as directors.

Non-employee directors receive compensation consisting of cash and equity in the form of restricted stock. Non-employee directors are also reimbursed for reasonable expenses incurred to attend Board meetings or other functions relating to their responsibilities as a director of Exxon Mobil Corporation.

The annual cash retainer for non-employee directors is $110,000 per year. The Chairs of the Audit and Compensation Committees receive an additional $10,000 per year. The Lead Director receives an additional $50,000 per year.

A significant portion of director compensation is granted in the form of restricted stock to align director interests with the interests of our long-term shareholders. The annual restricted stock award grant for incumbent non-employee directors is 2,500 shares. A new non-employee director receives a one-time grant of 8,000 shares of restricted stock upon first being elected to the Board.

While on the Board, the non-employee director receives the same cash dividends on restricted shares as a holder of regular common stock, but the shares remain unvested and, thus, cannot be sold or pledged. The restricted shares are subject to forfeiture if the non-employee director leaves the Board early, i.e., before the retirement age of 72, as specified for non-employee directors.

Current and former non-employee directors of Exxon Mobil Corporation are eligible to participate in the ExxonMobil Foundation’s Educational and Cultural Matching Gift Programs under the same terms as the Corporation’s U.S. employees.

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Non-Employee Director Compensation for 2020

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(c)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)(d)	Total ($)

S.K. Avery	110,000	176,575	0	0	0	271	286,846

A.F. Braly	110,000	176,575	0	0	0	271	286,846

U.M. Burns	120,000	176,575	0	0	0	271	296,846

K.C. Frazier(a)	151,758	176,575	0	0	0	271	328,604

J.L. Hooley	110,000	565,040	0	0	0	271	675,311

S.A. Kandarian	110,000	176,575	0	0	0	271	286,846

D.R. Oberhelman	110,000	176,575	0	0	0	271	286,846

S.J. Palmisano	120,000	176,575	0	0	0	271	296,846

S.S Reinemund(b)	46,374	176,575	0	0	0	113	223,062

W.C. Weldon	110,000	176,575	0	0	0	271	286,846

(a)	Mr. Frazier served as Lead Director and received an additional annual cash retainer of $50,000 beginning March 1, 2020.

(b)	Mr. Reinemund served as Presiding Director and received an additional annual cash retainer of $10,000 until February 29, 2020; he retired from the Board on May 27, 2020.

(c)

In accordance with SEC rules, the valuation of stock awards in this table represents fair value on the date of grant. Dividends on stock awards are not shown in the table because those amounts are factored into the grant date fair value.

Each director received an annual grant of 2,500 restricted shares in January 2020. The valuation of these awards is based on a market price of $70.63 on the date of grant. Mr. Hooley received a one-time grant of 8,000 restricted shares in January 2020 upon joining the Board. The valuation of this grant is based on a market price of $70.63 on the date of grant.

At year-end 2020, the aggregate number of restricted shares held by each director was as follows:

Name	Restricted Shares (#)

S.K. Avery	15,500

A.F. Braly	18,000

U.M. Burns	28,000

K.C. Frazier	35,500

J.L. Hooley	8,000

S.A. Kandarian	13,000

D.R. Oberhelman	20,500

S.J. Palmisano	44,500

W.C. Weldon	25,500

(d)

The amount shown for each director is the cost of travel accident insurance covering death, dismemberment, or loss of sight, speech, or hearing under a policy purchased by the Corporation with a maximum benefit of $500,000 per individual.

The non-employee directors do not receive any additional payments or benefits as a result of leaving the Board or death except as described above. The non-employee directors are not entitled to any payments or benefits resulting from a change in control of the Corporation.

34	2021 Proxy Statement

CERTAIN BENEFICIAL OWNERS

Based on our review of ownership reports filed with the SEC, the firms listed below are the only beneficial owners of more than 5 percent of ExxonMobil’s outstanding common stock as of December 31, 2020.

Name and Address of Beneficial Owner	Aggregate Beneficial Ownership in Shares(1)	Percent of Outstanding Shares(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	344,393,240	8.2%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	283,311,239	6.7%
State Street Corporation(4) One Lincoln Street Boston, MA 02111	241,604,130	5.7%

(1)

The Company is permitted to rely on the information set forth in these filings and has no reason to believe that the information is incomplete or inaccurate or that the beneficial owner should have filed an amended report and did not.

(2)

Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2021, The Vanguard Group reported it has shared voting power with respect to 6,708,316 shares, sole dispositive power with respect to 326,726,347 shares, and shared dispositive power with respect to 17,666,893 shares as of December 31, 2020.

(3)

Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2021, Blackrock, Inc. reported that it has sole voting power with respect to 253,019,946 shares and sole dispositive power with respect to 283,311,239 shares as of December 31, 2020.

(4)

Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2021, State Street Corporation reported that it has shared voting power with respect to 228,735,714 shares and shared dispositive power with respect to 241,539,137 shares as of December 31, 2020.

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

These tables show the number of ExxonMobil common shares each executive named in the Summary Compensation Table on page 60 and each non-employee director or director nominee owned on January 31, 2021. In these tables, ownership means the right to direct the voting or the sale of shares, even if those rights are shared with someone else. None of these individuals owns more than 0.04 percent of the outstanding shares.

Named Executive Officer	Shares Owned(1)	Shares Covered by Exercisable Options

D.W. Woods	126,498	0

A.P. Swiger	590,362	0

N.A. Chapman	122,684(2)	0

J.P. Williams, Jr.	117,105	0

N.W. Duffin	340,157(3)	0

(1)	Does not include unvested restricted stock units, which do not carry voting rights prior to the issuance of shares on settlement of the awards.
(2)	Includes 37,674 shares jointly owned with spouse.
(3)	Co-trustee and co-beneficiary with spouse in family trust for 181,626 shares.

2021 Proxy Statement	35

Non-Employee Director	Shares Owned

M.J. Angelakis	5,792(1)

S.K. Avery	18,000

A.F. Braly	22,575(2)

U.M. Burns	30,706

K.C. Frazier	38,000

J.L. Hooley	10,500

S.A. Kandarian	15,500

D.R. Oberhelman	23,000

S.J. Palmisano	47,000

J.W. Ubben	1,500,000(3)

W.C. Weldon	38,114(4)

W. Zulkiflee	0(5)

(1)	Mr. Angelakis joined the Board on March 1, 2021 and received a one-time grant of 8,000 restricted shares on that date.
(2)	Includes 1,175 shares owned by spouse and 900 shares held in trusts for family members for which Ms. Braly serves as co-trustee.
(3)

Shares held by Inclusive Capital Partners Spring Master Fund, L.P., which may be deemed to be indirectly beneficially owned by Inclusive Capital Partners, L.P. Mr. Ubben is Founder, Portfolio Manager, and Managing Partner of Inclusive Capital Partners, L.P. Mr. Ubben and each of Inclusive Capital Partners, L.P. and Inclusive Capital Partners Spring Master Fund, L.P. disclaim beneficial ownership of the reported securities except to the extent of his or its pecuniary interest therein. Mr. Ubben joined the Board on March 1, 2021 and received a one-time grant of 8,000 restricted shares on that date.

(4)	Includes 10,000 shares held by GRAT.
(5)	Mr. Zulkiflee joined the Board on January 27, 2021 and received a one-time grant of 8,000 restricted shares on February 1, 2021.

On January 31, 2021, ExxonMobil’s incumbent directors and executive officers (26 people) together owned 3,509,595 shares of ExxonMobil stock and zero shares covered by exercisable options, representing less than 0.09 percent of the outstanding shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities and Exchange Act of 1934 requires our executive officers and directors to file reports of their ownership and changes in ownership of ExxonMobil stock on Forms 3, 4, and 5 with the SEC. In 2020, due to a delay in internal communication, Mr. Weldon filed a Form 4 reporting two purchases. One purchase was reported three days and the other purchase was reported two days after the respective reporting due dates.

Related Person Transactions and Procedures

In accordance with SEC rules, ExxonMobil maintains Guidelines for Review of Related Person Transactions (Related Person Transaction Guidelines). These guidelines are available on the Corporate Governance section of our website.

All executive officers, directors, and director nominees are required to identify, to the best of their knowledge after reasonable inquiry, business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a reportable related person transaction. Covered persons must also advise the Secretary of the Corporation promptly of any change in the information provided, and will be asked periodically to review and reaffirm their information.

Based on this information, the Company’s own records are reviewed and follow-up inquiries are made as may be necessary to identify potentially reportable transactions. A report summarizing such transactions is then provided to the Board Affairs Committee. The Committee oversees the Related Person Transaction Guidelines generally and reviews specific items to assess materiality. A director will abstain from the decision on any transactions involving that director or his or her immediate family members.

36	2021 Proxy Statement

Under SEC rules, certain transactions are deemed not to involve a material interest (including interests solely as a non-employee director). In addition, based on a consideration of ExxonMobil’s facts and circumstances, the Committee will presume that the following transactions do not involve a material interest:

•

Transactions in the ordinary course of business with an entity for which a related person serves as an executive officer, provided: (1) the affected person did not participate in the decision on the part of ExxonMobil to enter into such transactions; and (2) the amount involved in any related transactions in a year is less than 1 percent of the entity’s gross revenues;

•

Grants or membership payments in the ordinary course of business to nonprofit organizations, provided: (1) the affected person did not participate in the decision on the part of ExxonMobil to make such payments; and (2) the amount of grants in a year is less than 1 percent of the recipient’s gross revenues;

•	Payments under ExxonMobil plans and arrangements that are available generally to U.S. salaried employees; and

•

Employment by ExxonMobil of a family member of an executive officer, provided the executive officer does not participate in decisions regarding the hiring, performance evaluation, or compensation of the family member.

Transactions or relationships not covered by the above standards will be assessed by the Board Affairs Committee on the basis of the specific facts and circumstances.

Unless otherwise noted, the following disclosures are made as of February 24, 2021, which is the date of the most recent Board Affairs Committee review of potential related person transactions.

ExxonMobil and its affiliates have more than 70,000 employees around the world, and employees related by birth or marriage may be found at all levels of the organization. ExxonMobil employees do not receive preferential treatment by reason of being related to an executive officer, and executive officers do not participate in hiring, performance evaluation, or compensation decisions for family members.

Several current ExxonMobil executive officers and retirees who served as executive officers in 2020 have family members who are employed by the Corporation or its affiliates and whose current annualized compensation (including benefits) exceeds the SEC disclosure threshold of $120,000: L.D. DuCharme (President – Upstream Integrated Solutions Company) has a spouse employed by ExxonMobil Upstream Oil & Gas Company; N.A. Hansen (Vice President – Investor Relations and Secretary to March 15, 2020) has a brother-in-law employed by ExxonMobil Upstream Integrated Solutions Company; L.M. Mallon (President – ExxonMobil Upstream Oil & Gas Company) has a son employed by ExxonMobil Upstream Integrated Solutions Company; K.T. McKee (President – ExxonMobil Chemical Company) has a spouse employed by ExxonMobil Fuels & Lubricants Company; J.M. Spellings, Jr. (Vice President, Treasurer and General Tax Counsel) has a son employed by ExxonMobil Pipeline Company; A.P. Swiger (Senior Vice President – Exxon Mobil Corporation) has a daughter-in-law employed by Exxon Mobil Corporation; and T.J. Wojnar, Jr. (Vice President – Corporate Strategic Planning) has a son-in-law employed by ExxonMobil Fuels & Lubricants Company. Each employee mentioned above received total cash compensation in 2020 between $138,625 and $445,500. Pay earned was comparable to that of employees in similar positions. All are eligible to participate in employee benefit programs on the same basis as other eligible employees. Consistent with ExxonMobil’s guidelines described above, these relationships are not considered to be material within the related person transaction rules.

R.M. Ebner (retired former Vice President and General Counsel) has a brother-in-law who is a partner of a law firm that performs limited work for ExxonMobil. Mr. Ebner’s brother-in-law does not work on ExxonMobil’s account and, during his tenure, Mr. Ebner recused himself from any involvement in decisions to retain the firm. Therefore, this relationship is not considered to be material within the meaning of the related person transaction disclosure rules.

The Board Affairs Committee also reviewed ExxonMobil’s ordinary course business with companies for which non-employee directors or their immediate family members serve as executive officers. The Committee determined that, in accordance with the categorical standards described above, none of those matters represent reportable related person transactions. See Director Independence on page 25.

2021 Proxy Statement	37

The Committee also determined that no related person transactions occurred during the year involving any of the investors who have reported ownership of more than 5 percent of ExxonMobil’s outstanding common stock. See Certain Beneficial Owners on page 35.

ExxonMobil is not aware of any related person transactions required to be reported under applicable SEC rules since the beginning of the last fiscal year where our policies and procedures did not require review, or where such policies and procedures were not followed.

AUDIT COMMITTEE REPORT

The primary function of the Audit Committee is oversight of the Corporation’s financial reporting process, public financial reports, internal accounting and financial controls, and the independent audit of the annual consolidated financial statements. The Committee acts under a charter which can be found on the ExxonMobil website at exxonmobil.com/auditcommitteecharter. The adequacy of the charter is reviewed at least annually. All members of the Audit Committee are independent directors, and the Committee met 10 times in 2020. In these meetings, as discussed in more detail below, it had extensive reports and discussions with the independent auditors, internal auditors, and members of management.

In performing its oversight function, the Committee reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP (PwC), the independent auditors. Management and PwC indicated that the Corporation’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. The Committee discussed significant accounting policies applied by the Corporation in its financial statements, as well as alternative treatments. It also discussed with PwC matters covered by Public Company Accounting Oversight Board (PCAOB) standards and the Commission, including PCAOB AS 1301 Communication with Audit Committees. In addition, the Committee reviewed and discussed management’s report on internal control over financial reporting and the related audits performed by PwC, which confirmed the effectiveness of the Corporation’s internal control over financial reporting.

The Audit Committee also reviewed the written disclosure and the letter from PwC required by the PCAOB rules regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Corporation and management. The Committee considered the non-audit services provided by PwC to the Corporation, and concluded that the auditors’ independence has been maintained.

The Committee discussed with the Corporation’s internal auditors and PwC the overall scope and plans for their respective audits; furthermore, it met with the internal auditors and PwC at each meeting, both with and without management present. Discussions included the results of their examinations, their evaluations of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting.

The Audit Committee met with the Corporation’s management to discuss the comprehensive, long-standing risk management and compliance processes of the Corporation, and reviewed several topics of interest.

Based on the reviews and discussions referred to above, in reliance on management and PwC, and subject to the limitations of its role described below, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

In carrying out its responsibilities, the Audit Committee looks to management and the independent auditors. Management is responsible for the preparation and fair presentation of the Corporation’s financial statements and for maintaining effective internal control. Management is also responsible for assessing and maintaining the effectiveness of internal control over the financial reporting process in compliance with Sarbanes-Oxley Section 404 requirements. The independent auditors are responsible for auditing the Corporation’s annual financial statements, and expressing an opinion as to whether the statements are fairly stated in conformity with generally accepted accounting principles. In addition, the independent auditors are responsible for auditing the Corporation’s internal control over financial reporting and for expressing an opinion on the effectiveness of internal control over financial reporting. The independent auditors perform their responsibilities in accordance with the standards of the PCAOB. Audit Committee members are not professionally engaged in the practice of accounting or auditing, and are not experts under the Securities Act of 1933 in either of those fields or in auditor independence.

The Audit Committee has also appointed PwC to audit the Corporation’s financial statements for 2020, subject to shareholder ratification of that appointment. The Committee, along with the other members of the Board,

38	2021 Proxy Statement

management, the Controller, and the General Auditor, annually evaluates PwC’s qualifications, performance and independence, including the performance of the lead audit partner, in deciding whether or not to retain PwC. That evaluation includes consideration of:

•	PwC’s quality control, including any material issues identified by that quality control or a governmental/professional authority along with PwC’s plan to deal with any such issues;

•	All relationships between PwC and ExxonMobil covered by the PCAOB;

•	PwC’s expertise in the global oil and gas industry; and

•	The quality of PwC’s audit plans.

The Committee believes that PwC’s tenure as ExxonMobil’s independent registered public accounting firm is a benefit to audit quality given PwC’s experience with ExxonMobil and knowledge of the business, as well as the effectiveness of their audit plans, which build on that established knowledge.

Based on its annual evaluation of PwC’s qualifications, performance, and independence, as well as frequent private meetings with the lead partner, the Audit Committee believes that the continued retention of PwC as ExxonMobil’s independent registered public accounting firm is in the best interest of the Corporation and its stockholders.

Ursula M. Burns, Chair Joseph L. Hooley	Douglas R. Oberhelman William C. Weldon

Item 2 – Ratification of Independent Auditors

The Audit Committee has appointed PricewaterhouseCoopers LLP to audit ExxonMobil’s financial statements for 2021. We are asking you to ratify that appointment.

Total Fees

The total fees for PwC professional services rendered to ExxonMobil for the year ended December 31, 2020, were $41.8 million, a decrease of $0.7 million from 2019. The Audit Committee reviewed and pre-approved all services in accordance with the service pre-approval policies and procedures, which can be found on the ExxonMobil website at exxonmobil.com/pre-approval. The Audit Committee did not use the “de minimis” exception to pre-approval that is available under SEC rules. The following table summarizes the fees, which are described in more detail below.

	2020	2019
	(millions of dollars)
Audit Fees	35.9	34.6
Audit-Related Fees	4.7	6.9
Tax Fees	1.2	1.0
All Other Fees	—	—

Total	41.8	42.5

Audit Fees

The aggregate fees for PwC professional services rendered for the annual audits of ExxonMobil’s financial statements for the year ended December 31, 2020, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that year were $35.9 million (versus $34.6 million for 2019).

Audit-Related Fees

The aggregate fees for PwC Audit-Related services rendered to ExxonMobil for the year ended December 31, 2020, were $4.7 million (versus $6.9 million for 2019). Audit-related services were mainly related to benefit plan audits and other attestation procedures.

2021 Proxy Statement	39

Tax Fees

The aggregate fees for PwC Tax services rendered to ExxonMobil for the year ended December 31, 2020, were $1.2 million (versus $1.0 million for 2019). These services were mainly related to assisting various ExxonMobil affiliates with the preparation of local tax filings and related services.

All Other Fees

The aggregate fees for PwC services rendered to ExxonMobil, other than the services described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” for the year ended December 31, 2020, were zero (also zero for 2019).

We believe PwC is well qualified to perform this work. A PwC representative will be at the annual meeting to answer appropriate questions and to make a statement if desired.

The Audit Committee recommends you vote FOR this proposal.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management of the Corporation. Based on that review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s proxy statement for the 2021 annual meeting of shareholders, and also incorporated by reference in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020.

Samuel J. Palmisano, Chair	Angela F. Braly
Kenneth C. Frazier	Steven A. Kandarian

Item 3 – Advisory Vote to Approve Executive Compensation

At the meeting, shareholders will be asked to vote on a non-binding resolution to approve the compensation of the Named Executive Officers (NEOs), listed in the Summary Compensation Table.

When casting your vote, we encourage you to consider the detailed information in the Compensation Discussion and Analysis beginning on page 41.

The Board continues to support the overall design of the compensation program, on the basis that the program:

•	Is aligned with the Company’s business model and shareholder returns over the long term;

•	Delivers pay that is highly performance based and tied to company and individual performance; and

•	Enables the Compensation Committee to leverage its experience and judgment to deliver market competitive pay.

We continue to listen and respond to the feedback we receive from shareholders during our shareholder engagement process. As in previous years, we enhanced disclosures in response to shareholder feedback.

The Board recommends an advisory vote FOR the following resolution:

RESOLVED: That shareholders approve the compensation of the Named Executive Officers as disclosed pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion on pages 41 to 68 of this proxy statement.

40	2021 Proxy Statement

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS Executive Summary Letter to Shareholders 42 Response to Shareholder Feedback 42 Why Vote "FOR" Say-on-Pay? 43 Strong Governance Practices 43 Compensation Design Business Context 44 Program Design 44 Salary Program 45 Bonus Program 45 Long-Term Award Program 46 Compensation Determination Experience and Performance 48 Process for Determining Compensation 49 Annual Benchmarking 52 2020 CEO Pay 53 Other Compensation Elements Retirement Plans 54 Share Utilization 55 Granting Practices 55 Tax Matters 55 Risk and Governance Stock Ownership 56 Forfeiture Provisions 56 Clawback Policy 56 Anti-Hedging Policy 56 Employment Arrangements 57 Change in Control 57 Definitions and Footnotes 58 EXECUTIVE COMPENSATION TABLES Summary Compensation Table 60 Grants of Plan-Based Awards 63 Outstanding Equity Awards 64 Stock Vested 64 Pension Benefits 65 Nonqualified Deferred Compensation 67 Other Compensation Elements 68 The Compensation Discussion and Analysis and Executive Compensation Tables outline ExxonMobil's executive compensation program and process for determining pay as it applies to the Named Executive Officers (NEOs). For 2020, Named Executive Officers were: Darren W. Woods Chairman and CEO Andrew P. Swiger Senior Vice President and Principal Financial Officer Neil A. Chapman Senior Vice President Jack P. Williams, Jr. Senior Vice President Neil W. Duffin President, ExxonMobil Global Projects Company

2021 Proxy Statement	41

EXECUTIVE SUMMARY LETTER TO SHAREHOLDERS Fellow Shareholders, The Compensation Committee reviews the effectiveness and competitiveness of the executive compensation program each year, taking into account business context and market practices. ExxonMobil's business involves large investments that create shareholder value over long periods of time, requiring executives to maintain a long-term view when making business decisions. The Company's executive compensation program design reflects this. As in prior years, the Committee leveraged the experience and judgment of its members to grant pay that is aligned with the returns of our long-term shareholders, performance based across a range of critical performance dimensions, and market competitive. The Company decisively responded to challenging market conditions, pivoting organization and plans while maintaining focus on its long-term strategic objectives. Business performance within the broader economic context and individual performance were therefore key considerations. The Committee did not grant a bonus award for 2020 and overall level of pay for senior executives decreased by approximately 40 to 50 percent. In 2020, unique challenges in the business environment further demonstrated the strength of our program. The Committee continues to support the design of the program, and we encourage you to review the information included in this disclosure and vote "FOR" Item 3. Samuel J. Palmisano Chair, ExxonMobil Compensation Committee RESPONSE TO SHAREHOLDER FEEDBACK ENGAGEMENT 0 Conducted 47 shareholder engagements throughout the year with holders of more than half of outstanding institutionally held shares, including independent director engagements 0 Held webinar to gather input from all shareholders 0 Provided opportunity for dialogue on shareholder perspectives and rationale for program design FEEDBACK 0 Growing support for long-term program design; long restriction periods key strength 0 Pay for CEO position aligned with Company performance 0 Positive feedback on additional transparency in pay decisions made by the Compensation Committee 0 Questions on award allocation of bonus program 0 Interest to understand how 2020 business performance impacts pay decisions 92% "FOR" SAY-ON-PAY RESPONSE 0 Disclosure provides comprehensive view of program intent, key design features, and 2020 pay decisions 0 Additional clarification included on individual performance assessment, tied to pre-established goals and objectives, and link to level of pay STRONG COMMITMENT TO ONGOING SHAREHOLDER DIALOGUE TO UNDERSTAND AND ADDRESS ALL VIEWS

42	2021 Proxy Statement

WHY VOTE "FOR" SAY-ON-PAY? PROGRAM ALIGNED WITH BUSINESS MODEL AND SHAREHOLDER RETURNS Majority of total direct compensation delivered in performance shares; over 80 percent of CEO total direct compensationShare-denominated basis coupled with long restriction periods ensures alignment with shareholders over long termRestriction periods - longest in any industry - promote accountability to maximize shareholder value over the long termwhile effectively managing longer-term risks, including those related to climate changeExecutives exposed to full impact of commodity price cycle, evidenced in current environment PAY HIGHLY PERFORMANCE BASED AND TIED TO COMPANY PERFORMANCE Pivoting organization and plans in response to market conditions while maintaining focus on Company's strategic objectivesBest-ever safety and reliability results, competitive position in 3 of 4 financial and operating metrics, and below average in TSR 2020 total direct compensation for senior executives decreased by approximately 40 to 50 percent No bonus award granted for 2020 in line with current business environment and resulting Company earnings2021 salaries held at 2020 levels, reflective of current market conditionsLong-term award value decreased due to lower stock price COMPENSATION COMMITTEE DELIVERED MARKET COMPETITIVE PAY Deliberation on overall level of CEO pay balances progress toward strategic objectives, business results, individual performance, and competitiveness of pay taking into account broader business environment2019 CEO total direct compensation at 13th percentile, low relative to CEO compensation benchmarks110-year combined realized and unrealized pay (2010 to 2019) for CEO position at 26th percentile1 SUPPORTED BY STRONG GOVERNANCE PRACTICES Key design features that discourage executives from taking inappropriate risk include: Extensive stock ownership Significant pay at risk Strong forfeiture provisions Bonus clawback policy Anti-hedging policy Annual assessment of compensation design Independent compensation consultant No employment contracts No severance agreements No change-in-control arrangements No guaranteed bonuses No additional stock grants to balance losses in value No accelerated vesting at retirement

2021 Proxy Statement	43

COMPENSATION DESIGN BUSINESS CONTEXT The decisions that our executives make and the risks they manage play out over time horizons that are often decades in length. The compensation program is designed to incentivize actions that create sustainable shareholder value based on careful consideration of longer-term risks, and to align executives' pay with the results of their decisions and the returns of our shareholders over the long term. The corporate goals and objectives make up the Company's plan and are reviewed and approved by the Board. These provide the framework for the organization to deliver on its commitments, grow long-term shareholder value over the commodity price cycle, and position the Company for success in a lower-carbon energy future. This long-term orientation also underpins how the Company develops talent. It begins with recruiting exceptional people, and continues with individually planned experiences and training, which leads to broad development and a deep understanding of our business across the business cycle. The compensation program is designed to attract and retain talent for a lifelong career through compensation that is market competitive, highly differentiated by individual performance, and with long restriction periods that promote retention. For more information, see the Annual Report and Sustainability Report.2 PROGRAM DESIGN Compensation program drives long-term accountability, rewards outstanding performance, and promotes retention. Named Executive Officers participate in the same broad-based programs as all other executives. Performance shares for senior executives represent a higher percentage of total direct compensation, reflective of the impact of their decisions and resulting in increased pay at risk. Performance Shares Annual Bonus Base Salary Percent of Total Over 70 percent 10 to 20 percent 10 percent or less Direct Compensation Intent Link pay to returns of Link pay to annual Company Provide competitive base pay long-term shareholders earnings performance Encourage long-term view Provide near- and mid-term through the commodity performance payments price cycle Key Design Granted in the form of 50 percent of award paid Increase determined by Features stock units in cash at grant; 50 percent individual performance, 50 percent vests in 5 years delayed payment based on experience, and pay grade from grant date; 50 percent future earnings performance Ties directly to long-term in 10 years3 Actual award determined by benefits (e.g., pension) Long restriction periods individual performance and coupled with performance pay grade metrics applied at grant Places 50 percent of bonus Significant portion of pay at at risk of forfeiture risk of forfeiture for extended Full award subject to clawback period of time COMPENSATION COMMITTEE SUPPORTS A PROGRAM THAT IS ALIGNED WITH BUSINESS MODEL AND LONG-TERM SHAREHOLDER RETURNS COMPENSATION DESIGN BUSINESS CONTEXT The decisions that our executives make and the risks they manage play out over time horizons that are often decades in length. The compensation program is designed to incentivize actions that create sustainable shareholder value based on careful consideration of longer-term risks, and to align executives' pay with the results of their decisions and the returns of our shareholders over the long term. The corporate goals and objectives make up the Company's plan and are reviewed and approved by the Board. These provide the framework for the organization to deliver on its commitments, grow long-term shareholder value over the commodity price cycle, and position the Company for success in a lower-carbon energy future. This long-term orientation also underpins how the Company develops talent. It begins with recruiting exceptional people, and continues with individually planned experiences and training, which leads to broad development and a deep understanding of our business across the business cycle. The compensation program is designed to attract and retain talent for a lifelong career through compensation that is market competitive, highly differentiated by individual performance, and with long restriction periods that promote retention. For more information, see the Annual Report and Sustainability Report.2 PROGRAM DESIGN Compensation program drives long-term accountability, rewards outstanding performance, and promotes retention. Named Executive Officers participate in the same broad-based programs as all other executives. Performance shares for senior executives represent a higher percentage of total direct compensation, reflective of the impact of their decisions and resulting in increased pay at risk. Performance Shares Annual Bonus Base Salary Percent of Total Over 70 percent 10 to 20 percent 10 percent or less Direct Compensation Intent Link pay to returns of Link pay to annual Company Provide competitive base pay long-term shareholders earnings performance Encourage long-term view Provide near- and mid-term through the commodity performance payments price cycle Key Design Granted in the form of 50 percent of award paid Increase determined by Features stock units in cash at grant; 50 percent individual performance, 50 percent vests in 5 years delayed payment based on experience, and pay grade from grant date; 50 percent future earnings performance Ties directly to long-term in 10 years3 Actual award determined by benefits (e.g., pension) Long restriction periods individual performance and coupled with performance pay grade metrics applied at grant Places 50 percent of bonus Significant portion of pay at at risk of forfeiture risk of forfeiture for extended Full award subject to clawback period of time COMPENSATION COMMITTEE SUPPORTS A PROGRAM THAT IS ALIGNED WITH BUSINESS MODEL AND LONG-TERM SHAREHOLDER RETURNS COMPENSATION DESIGN BUSINESS CONTEXT The decisions that our executives make and the risks they manage play out over time horizons that are often decades in length. The compensation program is designed to incentivize actions that create sustainable shareholder value based on careful consideration of current and future risks, such as those related to climate change, and to align executives' pay with the results of their decisions and the returns of our shareholders over the long term. The corporate goals and objectives make up the Company's plan and are reviewed and approved by the Board. These provide the framework for the organization to deliver on its commitments, grow shareholder value over the commodity price cycle, and position the Company for long-term success in a lower-carbon energy future. This long-term orientation also underpins how the Company develops talent. It begins with recruiting exceptional people, and continues with individually planned experiences and training, which leads to broad development and a deep understanding of our business across the business cycle. The compensation program is designed to attract and retain talent for a lifelong career through compensation that is market competitive, highly differentiated by individual performance, and with long restriction periods that promote retention. For more information, see the Annual Report and Sustainability Report.2 PROGRAM DESIGN Compensation program drives long-term accountability, rewards outstanding performance, and promotes retention. Named Executive Officers participate in the same broad-based programs as all other executives. Performance shares for senior executives represent a higher percentage of total direct compensation, reflective of the impact of their decisions and resulting in increased pay at risk. Performance Shares Annual Bonus Base Salary Percent of Total 0 Over 70 percent 0 10 to 20 percent 0 10 percent or less Direct Compensation Intent 0 Link pay to returns of 0 Link pay to annual Company 0 Provide competitive base pay long-term shareholders earnings performance 0 Encourage long-term view 0 Provide near- and mid-term through the commodity performance payments price cycle Key Design 0 Granted in the form of 0 50 percent of award paid 0 Increase determined by Features stock units in cash at grant; 50 percent individual performance, 0 50 percent vests in 5 years delayed payment based on experience, and pay grade from grant date; 50 percent future earnings performance 0 Ties directly to long-term in 10 years3 0 Actual award determined by benefits (e.g., pension) 0 Long restriction periods individual performance and coupled with performance pay grade metrics applied at grant 0 Places 50 percent of bonus 0 Significant portion of pay at at risk of forfeiture risk of forfeiture for extended 0 Full award subject to clawback period of time COMPENSATION COMMITTEE SUPPORTS A PROGRAM THAT IS ALIGNED WITH BUSINESS MODEL AND LONG-TERM SHAREHOLDER RETURNS

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SALARY PROGRAM Base salary represents 10 percent or less of total direct compensation, and is intended to provide competitive base pay and directly affect the level of retirement benefits, as salary is included in benefit formulas. Named Executive Officers participate in the same salary program as all U.S.-dollar-paid executives. The overall size of the program is determined by annual benchmarking. Individual salary increases are the result of individual performance, experience, and changes to pay grade. 2020 DECISIONS 2020 salary increases for Named Executive Officers are consistent with the salary program for all U.S.-dollar-paid executives. This takes into account individual performance, level of responsibility, and experience; and reflects market analysis and competitiveness at time of decision in 2019 For 2021, the Compensation Committee elected to hold salaries at 2020 levels, reflective of current market conditions BONUS PROGRAM Annual bonus program represents 10 to 20 percent of total direct compensation, and is intended to link executive pay to annual Company earnings performance and tie payment to near- and mid-term performance. All executives globally, including Named Executive Officers, participate in the same bonus program. PROGRAM DESIGN Compensation Committee establishes the overall size ofbonus program ("ceiling") % change in bonus program = (% change in annual earnings) x (2/3) Individual grant levels determined by the above formula, changes in pay grade, and individual performance Bonus delivered using two vehicles: 50% Cash: payment in year of grant 50% Earnings Bonus Units (EBU): payment delayed Payment of the EBU occurs when cumulative earnings per share threshold is achieved; threshold is reviewed each year at grant and may be adjusted in order to achieve payout within three years EBU remains at risk of forfeiture; bonus award in its entirety is subject to clawback, see page 56 ANNUAL BONUS AWARD TO CEO POSITION AND EXXONMOBIL EARNINGS Annual Bonus ExxonMobil Earnings4 (dollars in millions) (dollars in billions) 5 50 4 40 bonus No 2020 award 3 30 2 20 1 10 0 2011 12 13 14 15 16 17 18 19 2020 0 2020 DECISIONS No bonus award (cash or EBU) granted for 2020 in line with current business environment and resulting Company earnings; impacts all executives including Named Executive Officers

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LONG-TERM AWARD PROGRAM Performance shares represent over 70 percent of total direct compensation, and are intended to link executive pay to the returns of long-term shareholders and encourage a long-term view through the commodity price cycle. Performance shares vest 50 percent in 5 years and 50 percent in 10 years. For more information, see page 63. PROGRAM DESIGN BUSINESS MODEL ALIGNMENT SHAREHOLDER ALIGNMENT ACCOUNTABILITY Investment lead times in the Majority of executive pay delivered in Restriction periods and risk of forfeiture energy industry are often 10 years performance shares, aligning realized pay drive focus on long-term shareholder and longer level with returns of long-term shareholders value creation while managing risk LONGEST RESTRICTION PERIODS HIGHEST STANDARDS OF ABILITY TO RETAIN KEY TALENT IN ANY INDUSTRY PERFORMANCE Executives unable to monetize Applying performance metrics at Performance assessed against pre-established significant portion of pay, creating large grant enables restriction periods of goals and objectives, results tie directly to "buyout" hurdle 10 years3 award level LONG RESTRICTION PERIODS IN LINE WITH BUSINESS AND COMMODITY CYCLES ExxonMobil's business involves large investments over long periods of time and through volatile commodity cycles, requiring executives to maintain a long-term view when making business decisions Long restriction periods ensure that a significant portion of pay reflects the outcome of these decisions and the experience of long-term shareholders An alternate formula-based program would require a shorter time horizon to set meaningful, credible targets. The Compensation Committee has analyzed the appropriateness of a shorter-term program and concluded that this could encourage short-term thinking, which is not aligned with the long investment lead times and the capital-intensive nature of the business Example below shows project net cash flow of a typical ExxonMobil project and performance share program design. It illustrates that short-term vesting occurs prior to determination of project financial success or failure and that longer-term vesting better aligns with shareholder returns resulting from investment decisions LONGER RESTRICTION PERIODS ALIGN WITH OIL AND GAS PROJECT NET CASH FLOW Profitability YEARS 3 5 10 STOCK GRANT ExxonMobil Program Restriction Period Alternate Program Restriction Period PROJECT TIMELINE Investment

46	2021 Proxy Statement

ExxonMobil conducts business in a cyclical commodity price environment and positions itself to generate sustainable growth in shareholder value over the long term Longer restriction periods also ensure that executives are required to hold shares through these commodity price cycles An alternate program with shorter-term target setting and vesting would enable executives to monetize and diversify realized pay at a much faster pace. This would decrease exposure to commodity price cycles, encourage shorter-term decision making, and be misaligned with long investment lead times of the business SHARE-DENOMINATED BASIS ALIGNS AWARD VALUES WITH SHAREHOLDER OUTCOMES The Compensation Committee does not adjust share grants to offset changes in share price; this results in executives seeing a one-for-one change in compensation through share price, aligned with the experience of shareholders A share-denominated approach coupled with long restriction periods defines the risk/reward profile of stock-based performance awards PERFORMANCE ASSESSMENT AT GRANT TIES PAY TO PERFORMANCE Uniquely long restriction periods result in a need to apply performance metrics at grant, versus at vest 0 Key factors in determining performance share award levels include performance dimensions that are both forward-looking (progress toward strategic objectives) and backward-looking (relative business performance on financial and operating metrics over near- and long-term time horizons) 2020 DECISIONS Compensation Committee granted awards in keeping with program design, no make up grants or adjustments to performance dimensions Long-term award value decreased due to lower stock price Changes in award grants for Named Executive Officers reflect individual performance and/or change in pay grade STOCK OWNERSHIP It is ExxonMobil's policy that executives maintain significant stock ownership Long restriction periods, three times longer than those at compensation benchmark companies, result in stock ownership far exceeding standard ownership guidelines. This aligns the interests of our executives with those of long-term shareholders and ensures focus on actions that create sustainable shareholder value over the long term Standard Guideline ExxonMobil CEO Actual Stock Ownership 89 OWNERSHIP PERCENT OF IN UNVESTED CEO STOCK SHARES 6xBase Salary 26xBase Salary THROUGH LONG RESTRICTION PERIODS, EXXONMOBIL EXECUTIVES ARE INCENTIVIZED TO TAKE A LONG-TERM VIEW IN DECISION MAKING ExxonMobil conducts business in a cyclical commodity price environment and positions itself to generate sustainable growth in shareholder value over the long term Longer restriction periods also ensure that executives are required to hold shares through these commodity price cycles An alternate program with shorter-term target setting and vesting would enable executives to monetize and diversify realized pay at a much faster pace. This would decrease exposure to commodity price cycles, encourage shorter-term decision making, and be misaligned with long investment lead times of the business SHARE-DENOMINATED BASIS ALIGNS AWARD VALUES WITH SHAREHOLDER OUTCOMES The Compensation Committee does not adjust share grants to offset changes in share price; this results in executives seeing a one-for-one change in compensation through share price, aligned with the experience of shareholders A share-denominated approach coupled with long restriction periods defines the risk/reward profile of stock-based performance awards PERFORMANCE ASSESSMENT AT GRANT TIES PAY TO PERFORMANCE Uniquely long restriction periods result in a need to apply performance metrics at grant, versus at vest Key factors in determining performance share award levels include performance dimensions that are both forward-looking (progress toward strategic objectives) and backward-looking (relative business performance on financial and operating metrics over near- and long-term time horizons) 2020 DECISIONS Compensation Committee granted awards in keeping with program design; no make-up grants or adjustments to performance dimensions Long-term award value decreased due to lower stock price Changes in award grants for Named Executive Officers reflect individual performance and/or change in pay grade STOCK OWNERSHIP It is ExxonMobil's policy that executives maintain significant stock ownership Long restriction periods, three times longer than those at compensation benchmark companies, result in stock ownership far exceeding standard ownership guidelines. This aligns the interests of our executives with those of long-term shareholders and ensures focus on actions that create sustainable shareholder value over the long term Standard Guideline ExxonMobil CEO Actual Stock Ownership 89 PERCENT OF CEO STOCK 6x Base Salary 26x Base Salary OWNERSHIP IN UNVESTED SHARES THROUGH LONG RESTRICTION PERIODS, EXXONMOBIL EXECUTIVES ARE INCENTIVIZED TO TAKE A LONG-TERM VIEW IN DECISION MAKING

2021 Proxy Statement	47

COMPENSATION DETERMINATION Determining factors in the Compensation Committee's deliberations on pay include Company and individual performance, and benchmarking, taking into account experience in position. EXPERIENCE Leadership development is vital given the long-term nature of the business. Therefore, 36YEARS experience and level of responsibility are considered in assessing the contributions Average career service of of individual executives. Named Executive Officers COMPANY AND INDIVIDUAL PERFORMANCE The Company's strategic objectives have been established to drive sustainable growth in shareholder value over the long term, and are integrated into the Company's plan which is reviewed and approved by the Board. These strategic objectives provide the framework for the organization to deliver on its commitments. STRENGTHENING the Upstream portfolio 0UPGRADING Downstream production STRATEGIC OBJECTIVES LEADING in Chemical growth 0DELIVERING lower emissions 0INVESTING with discipline A disciplined approach to establishing goals and objectives is used to align executives to deliver on the Company's strategic objectives. Goals and objectives are tailored to the executive's area of responsibility. Key dimensions include strengthening the underlying fundamentals that drive superior business performance over the long term and leadership. This includes deliverables specific to safety and health, reliability, environmental performance, emissions reductions, cost efficiency, capital productivity, financial performance, and talent development. Goals and objectives are reviewed with senior management annually and reinforced through the performance assessment process. Results from annual performance assessment against these pre-established goals tie directly to the executive's level of pay. The Committee assesses the CEO's performance based on progress against pre-established goals and objectives of which the Company's performance in progressing strategic objectives and financial and operating metrics are indicative. Financial and operating performance is assessed relative to industry peers over near- and long-term time horizons, taking into account the broader business environment. The CEO reviews performance assessment for senior executives, including Named Executive Officers, with the Board. While the Committee does not apply a formula or specific weighting of factors, performance is assessed against goals and objectives that are reflective of the executive's area of responsibility. The Committee also takes into account demonstrated leadership in sustaining sound business controls and a strong ethical and corporate governance environment. For example, a violation of the Company's code of business conduct could result in elimination of an officer's incentive award for the year, termination of employment, and/or cancellation of all unvested awards. See page 56 for forfeiture provisions. DISCIPLINED APPROACH HOLDS EXECUTIVES ACCOUNTABLE FOR BUSINESS RESULTS AND PROGRESSING STRATEGIC OBJECTIVES, BALANCING SHORT- AND LONG-TERM ACTIVITIES

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PROCESS FOR DETERMINING COMPENSATION The following process outlines Compensation Committee deliberations to determine CEO pay. Pay for Named Executive Officers follows a similar process, see page 60 for outcome of pay deliberations. INPUTS TO COMPENSATION COMMITTEE Performance Dimension 2020 Input Performance Progress Toward Strategic Objectives Shares Demonstrated leadership and accomplishments Pivoting organization and plans in response to market in progressing goals and objectives conditions while maintaining focus on Company's strategic objectives, see page 50 Financial and Operating Performance 2020 Results Position relative to industry peers 0 Best-ever safety and reliability performance 0 Performance in line with peers in Cash Flow from Operations and Asset Sales (CFOAS) and Total Shareholder Return (TSR) 10-Year Results Leading in Safety and Operations Integrity and Return on Average Capital Employed (ROCE) Competitive in CFOAS Below average performance versus peers in TSR Annual Bonus Estimated Earnings4 Company earnings performance Negative earnings Earnings Per Share (EPS) Threshold set for Earnings Bonus Units to Not applicable for 2020 pay out within 3 years Base Salary Performance, Experience, and Pay Grade Demonstrated leadership and experience Not applicable for 2021 in position ANNUAL COMPENSATION BENCHMARKING 2019 total direct compensation at 13th percentile and 10-year combined realized/unrealized pay (2010 to 2019) for CEO position at 26th percentile of compensation benchmark companies1 COMPENSATION COMMITTEE DELIBERATIONS 2020 PAY DECISIONS FOR CEO Performance Shares Annual Bonus Base Salary $8,434,725 | 205,000 shares $0 | No award granted $1,615,000 | No change in 2021 Total Direct Compensation: $10,049,725 | lower by 38% versus 2019 2020 CEO pay decisions balance progress toward strategic objectives, business results, individual performance, and competitiveness of pay, taking into account experience in position COMPENSATION COMMITTEE GRANTS MARKET-COMPETITIVE PAY THAT IS HIGHLY PERFORMANCE BASED PROCESS FOR DETERMINING COMPENSATION The following process outlines Compensation Committee deliberations to determine CEO pay. Pay for Named Executive Officers follows a similar process, see page 60 for outcome of pay deliberations. INPUTS TO COMPENSATION COMMITTEE Performance Dimension 2020 Input Performance Progress Toward Strategic Objectives Shares Demonstrated leadership and accomplishments Pivoting organization and plans in response to market in progressing goals and objectives conditions while maintaining focus on Company's strategic objectives, see page 50 Financial and Operating Performance 2020 Results Position relative to industry peers 0 Best-ever safety and reliability performance 0 Performance in line with peers in Cash Flow from Operations and Asset Sales (CFOAS) and Total Shareholder Return (TSR) 10-Year Results Leading in Safety and Operations Integrity and Return on Average Capital Employed (ROCE) Competitive in CFOAS Below average performance versus peers in TSR Annual Bonus Estimated Earnings4 Company earnings performance Negative earnings Earnings Per Share (EPS) Threshold set for Earnings Bonus Units to Not applicable for 2020 pay out within 3 years Base Salary Performance, Experience, and Pay Grade Demonstrated leadership and experience Not applicable for 2021 in position ANNUAL COMPENSATION BENCHMARKING 2019 total direct compensation at 13th percentile and 10-year combined realized/unrealized pay (2010 to 2019) for CEO position at 26th percentile of compensation benchmark companies1 COMPENSATION COMMITTEE DELIBERATIONS 2020 PAY DECISIONS FOR CEO Performance Shares Annual Bonus Base Salary $8,434,725 | 205,000 shares $0 | No award granted $1,615,000 | No change in 2021 Total Direct Compensation: $10,049,725 | lower by 38% versus 2019 2020 CEO pay decisions balance progress toward strategic objectives, business results, individual performance, and competitiveness of pay, taking into account experience in position COMPENSATION COMMITTEE GRANTS MARKET-COMPETITIVE PAY THAT IS HIGHLY PERFORMANCE BASED

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PROGRESS TOWARD STRATEGIC OBJECTIVES: 2020 KEY HIGHLIGHTS Demonstrated leadership and progress toward the Company's strategic objectives to generate sustainable, long-term growth in shareholder value are key factors in pay determination. Actions in 2020 focused on decisively responding to market conditions while maintaining commitment to long-term value generation. Plans for 2021 are designed to improve future earnings, preserve capacity for the dividend, strengthen the balance sheet, and reduce emissions while developing needed technologies. 2020 MARKET RESPONSE Protecting the health and safety of employees and communities, enacting emergency preparedness and response plans Keeping operations running uninterrupted to provide critical energy and products, support COVID-19 response efforts Adjusting spending plans and rate and pace of key projects, delivering structural cost improvements, and aligning workforce requirements with activity levels, while preserving value; positions Company for economic recovery STRENGTHENING THE UPSTREAM PORTFOLIO Preserving value with priority on most advantaged investments in Guyana, Brazil, and the Permian Basin Optimizing development plans and timing for high-value future growth in Papua New Guinea and Mozambique Progressing asset divestment program to high grade portfolio UPGRADING DOWNSTREAM PRODUCTION Positioning to be resilient in slow-demand recovery scenario and capture upside opportunity Significant cost reductions and investment pacing to support near-term cash flows Focus on upgrading to higher-value products and value capture across fuels and lubes value chains LEADING IN CHEMICAL GROWTH Unparalleled integration with refining and upstream, enabling industry-leading Chemical earnings performance in 2020 Delivering on performance product growth plans through superior technology advances and customer collaboration Growing to meet increased demand; delivering Corpus Christi Chemical Project ahead of schedule and under budget DELIVERING LOWER EMISSIONS2 Actively investing in development of lower-emission technologies with highest potential for large-scale deployment; established Low Carbon Solutions business in 2021 Collaboration with multiple partners across industry, academia, and government to advance solutions that reduce climate-related risks at the lowest costs to society Met 2020 external Corporate methane emissions (15%) and flaring (25%) reduction goals versus 2016 Announced plans to further reduce intensity of operated Upstream greenhouse gas emissions, supported by reductions in methane and flaring intensity by 2025 in support of the goals of the Paris Agreement INVESTING WITH DISCIPLINE Despite challenging market environment, maintained dividend at 4Q 2019 levels through 2020 Developed 2021 plans with flexibility within range of demand/price recovery scenarios to deliver capital allocation priorities SIGNIFICANT ORGANIZATIONAL FOCUS ON ADDRESSING UNIQUE MARKET CONDITIONS WHILE MAINTAINING FOCUS ON KEY STRATEGIC OBJECTIVES

50	2021 Proxy Statement

FINANCIAL AND OPERATING PERFORMANCE: 2020 RESULTS Financial and operating performance is assessed relative to industry peers, which operate similar integrated businesses, share commodity price cycles, and compete with ExxonMobil for resources, customers, talent, and opportunities. These oil and gas companies are similar to ExxonMobil in scale and complexity, and are therefore appropriate comparators when assessing relative business performance. SAFETY AND OPERATIONS INTEGRITY Lost-Time Injuries and Illnesses Rate: ExxonMobil Workforce6 U.S. Petroleum Industry Benchmark7 (incidents per 200,000 work hours) 0.14 0.12 0.10 0.00.06 0.04 0.02 0 2011 12 13 14 15 16 17 18 19 2020 RETURN ON AVERAGE CAPITAL EMPLOYED (ROCE)8 (10-year average, percent) 12 11.0 9 7.9 6.4 6.3 6 4.2 3 0 ExxonMobil Chevron Shell Total BP Safety is a leading indicator of business performance and underscores safety as a core value Also includes other dimensions such as process safety, controls, and environmental performance 2020 best-ever workforce safety and reliability performance CASH FLOW FROM OPERATIONS AND ASSET SALES8 10-Year Average 2020 (dollars in billions) 50 43.6 40 40.9 34.5 30.3 30 27.8 26.6 20 17.6 15.7 16.1 13.6 10 0 ExxonMobil Chevron Shell Total BP Growth in long-term cash flow provides capacity for investments, shareholder distributions, and restoring balance sheet capacity Shareholder value created through efficient use of capital across the business cycle Strengthening long-term ROCE on a flat price and margin basis through investment in balanced and competitive portfolio of resources, assets, and products in each business segment, as well as portfolio highgrading efforts9 TOTAL SHAREHOLDER RETURN (TSR)10 10-Year 2020 (percent) 10 3.2 3.2 0 -0.7 -1.9 -1.7 -10 -20 -17.9 -30 -25.7 -40 -36.0 -38.1 -40.8 -50 ExxonMobil Chevron Shell Total BP TSR metric demonstrates the return that an investor realizes over a given investment holding period, including share price changes and dividends SELECTED PERFORMANCE METRICS TIE TO COMPANY'S STRATEGIC OBJECTIVES

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ANNUAL BENCHMARKING COMPANY PERFORMANCE Assessing business performance is most relevant against companies of similar scale and complexity that operate within the same industry. These include Chevron, Royal Dutch Shell, Total, and BP. See page 51. COMPENSATION BENCHMARKING Evaluating level of pay is most relevant against other U.S. companies who pay in the same jurisdiction. Criteria for selecting companies: large scale and complexity, capital intensity, international operations, and proven sustainability over time. In assessing the appropriateness of pay levels, the Compensation Committee considers scale and complexity as relevant factors. All three of ExxonMobil's major business segments, on a stand-alone basis, rank among other large companies based on revenue. SCALE OF EXXONMOBIL VS. BENCHMARK COMPANIES11 (2019 revenue, dollars in billions) ExxonMobil 250 ExxonMobil Downstream 200 AT&T Ford 150 Chevron General Motors Verizon 100 General Electric Johnson & Johnson IBM United Technologies Boeing 50 Procter & Gamble Pfizer ExxonMobil ExxonMobil Upstream Chemical 0 PAY ORIENTATION The Compensation Committee focuses on a broad range around the median of compensation benchmark companies, which provides the ability to: Differentiate compensation based on experience and performance levels among executives; Minimize the potential for automatic ratcheting-up of compensation that could occur within a narrow target among benchmarked companies; Ensure that a change in stock price is a significant factor in determining market orientation; and 0 Respond to changing business conditions. The Committee uses tally sheets for the CEO and Senior Vice Presidents that provide detailed information, by pay element, and allow for assessment against publicly available data for similar positions at compensation benchmark companies. The Committee also uses an independent consultant to assist in this analysis as discussed in the Corporate Governance section, see page 32. COMPENSATION COMMITTEE CONDUCTS ANNUAL BENCHMARKING TO ASSESS MARKET COMPETITIVENESS OF EXECUTIVE PAY AND PROGRAM DESIGN

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2021 Proxy Statement 53 2020 total direct compensation decreased by 38 percent versus 2019 Over 80 percent of CEO total direct compensation delivered in the form of performance shares with long restriction periods Level of realized pay reflects suspension of bonus program and low vested award value TOTAL DIRECT COMPENSATION REALIZED PAY Salary Bonus Stock-Based Awards Total Cash Vesting of Previous Awards Total Reported Pay % of Total Direct Compensation (millions) (millions) $23.5 2019 $16.1 $15.6 2020 $10.0 $18.8 2018 $15.5 43% $6.6 2018 34% $5.5 2019 37% $3.7 2020 26th Percentile 10-YEAR COMBINED REALIZED AND UNREALIZED PAY ExxonMobil Compensation Benchmark Companies (2010 to 2019) (rank position) 1 2 3 4 5 6 7 8 9 10 11 12 13 COMPENSATION COMMITTEE DECISIONS ON 2020 CEO PAY 2020 pay decisions balance progress toward strategic objectives, business results, individual performance, and competitiveness of pay, taking into account experience in position. 10-YEAR REALIZED PAY ExxonMobil Compensation Benchmark Companies (2010 to 2019) 9th Percentile 1 2 3 4 5 6 7 8 9 10 11 12 13 (rank position) Combined 10-year realized and unrealized pay normalizes for different award types and restriction periods Low relative position reflective of Company performance and experience in position Relative position in 10-year realized versus realized/unrealized pay reflective of long restriction periods in program design 1-YEAR TOTAL DIRECT COMPENSATION ExxonMobil Compensation Benchmark Companies (2019) 13th Percentile 1 2 3 4 5 6 7 8 9 10 11 12 13 (rank position) CEO COMPENSATION BENCHMARKING1 CEO COMPENSATION 1-YEAR TOTAL DIRECT COMPENSATION ExxonMobil Compensation Benchmark Companies (2019) 13th Percentile 1 2 3 4 5 6 7 8 9 10 11 12 13 (rank position) TOTAL DIRECT COMPENSATION REALIZED PAY Salary Bonus Stock-Based Awards Total Cash Vesting of Previous Awards Total Reported Pay % of Total Direct Compensation (millions) (millions) $23.5 2019 $16.1 $15.6 2020 $10.0 $18.8 2018 $15.5 43% $6.6 2018 34% $5.5 2019 37% $3.7 2020

2021 Proxy Statement	53

OTHER COMPENSATION ELEMENTS RETIREMENT PLANS The Company's approach to talent development stems from the need to develop future leaders broadly and deeply given the complexity and long-term nature of the business. Retirement plans support the Company's talent management approach and are designed to attract and retain talent for a career. Retirement plans include: Defined contribution plans, such as the Company's savings plans, that are attractive to new hires who can begin building an account balance immediately; and Defined benefit plans, such as the Company's pension plans, that help retain mid- and late-career employees until retirement age. Viewed as primary vehicle for retirement planning. Retirement plans also strengthen commitment to high performance standards. Salary and bonus amounts that form the basis for these plans are determined by individual performance. Named Executive Officers participate in the same savings and pension plans as all other U.S.-dollar-paid executives. Change in control is not a triggering event under any ExxonMobil benefit plan. Below are brief descriptions of the plans. See the Pension Benefits and Nonqualified Deferred Compensation sections on pages 65 to 67 for more details. Savings Plan Pension Plan Qualified Savings Plan (EMSP) provides company-matching ExxonMobil Pension Plan (EMPP) provides for a contribution of 7 percent of eligible salary for pension benefit when leaving the Company as long employee contribution of minimum 6 percent as age, service, and other provisions under the plan of salary (prior to October 2020) are met 0 Subject to U.S. Internal Revenue Code limits on Subject to U.S. Internal Revenue Code limits on amount of pay taken into account and total amount compensation included and benefits paid of contributions Nonqualified Supplemental Savings Plan (SSP) provides Supplemental Pension Plan (SPP) provides continuation of Company-matching contribution of pension benefits that cannot be paid from EMPP 7 percent of eligible salary that would not otherwise due to IRS limitations be made to the qualified Savings Plan due to IRS limitations (prior to October 2020) 0 Additional Payments Plan (APP) provides pension benefits tied to annual bonus Does not permit employee contributions SPP and APP are paid as a lump sum and only if SSP is paid as a lump sum and only if retiring from retiring from the Company the Company 2020 DECISIONS Savings Plan company-matching contributions temporarily suspended beginning October 2020, affects all U.S.-dollar-paid employees eligible for this plan, including senior executives.

54	2021 Proxy Statement

SHARE UTILIZATION The Compensation Committee establishes a ceiling for performance share awards on an annual basis. The overall number of shares underlying awards granted in 2020 represents dilution of 0.2 percent. This dilution results in a lower relative impact on earnings per share at time of grant versus compensation benchmark companies, and is 68 percent below the average of compensation benchmark companies, based on historical grant patterns. The Company has a long-established practice of purchasing shares in the open market and through negotiated transactions to offset the dilutive effect of shares or units settled in shares issued under the performance share program, consistent with capital allocation priorities. GRANTING PRACTICES The Compensation Committee grants incentive awards to the Company's senior executives at its regular November meeting and does not do so by written consent. A committee comprised of ExxonMobil's Chairman and Senior Vice Presidents grants incentive awards to other eligible employees within the parameters of the bonus and performance share award ceilings approved by the Compensation Committee. This committee makes annual grants on a schedule aligned with the schedule of the Compensation Committee, and otherwise grants awards as needed based on particular business or personnel developments. The Company's compensation program does not include granting stock options. No stock options have been granted since 2001 and there are no plans to make such grants in the future. TAX MATTERS The Company does not provide tax assistance for either bonus or performance share awards. Starting in 2018, the U.S. Internal Revenue Code was amended so that annual compensation, including performance-based compensation, in excess of $1 million paid to the CEO, the Principal Financial Officer, and the other three most highly paid executives is not tax deductible by the Corporation, with an exception for compensation and benefits awarded or accrued prior to November 2017. Executives may not elect to defer any element of compensation. Nonqualified pension and other benefits have been designed in a manner intended to avoid additional taxes that could potentially be imposed on the recipients of such amounts by Section 409A of the U.S. Internal Revenue Code. This is achieved by setting the form and timing of distributions to eliminate executive and Company discretion. This section is based on the Company's interpretation of current U.S. tax laws.

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RISK AND GOVERNANCE Executive Stock Ownership Long restriction periods on performance shares result in executives maintaining significant stock ownership during employment and for 10 years into retirement, the majority of which remain unvested Stock ownership far exceeds the typical standard ownership guideline of 6 times base salary Actual CEO stock ownership is 26 times salary resulting from 89 percent of unvested shares Average of all U.S.-dollar-paid executive officers, including other Named Executive Officers, is 18 times salary resulting from 83 percent of unvested shares Significant Pay at Risk Uniquely long restriction periods on performance shares substantially increase the percentage of career compensation at risk well into retirement Unvested performance share awards cannot be used as collateral for any purpose Strong Forfeiture Provisions Delayed portion of the annual bonus and unvested performance share awards are at risk of forfeiture in the event of early retirement and/or detrimental activity, even if such activity occurs or is discovered after retirement In the event of retirement prior to age 65 but after eligibility for early retirement (i.e., at least 55 years of age with at least 15 years of service), the Compensation Committee, in the case of an executive officer, must approve the retention of awards Bonus Clawback Policy In the event of a material negative restatement of ExxonMobil's reported financial or operating results, the Board is authorized to take actions as it deems necessary and appropriate, including the recoupment (clawback) of any bonus (cash and earnings bonus units) paid to an executive officer Policy reflects the Company's high ethical standards and strict compliance with accounting and other regulations applicable to public companies Anti-Hedging/ Derivative Policy Company policy prohibits all active executive, management, professional, or technical employees and directors from being a party to a derivative or similar financial instrument, including puts, calls, or other options, future or forward contracts, or equity swaps or collars, on ExxonMobil common stock or trading in the oil or gas futures markets Annual Assessment of Compensation Design Compensation Committee reviews the effectiveness and competitiveness of the compensation program design annually; this includes an assessment of alternate methodologies During this annual review, the Committee also considers the insights gained from extensive shareholder dialogue during and off proxy season Independent Compensation Consultant Compensation Committee utilizes the expertise of an external independent consultant 0 For more information, see page 32

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No Employment Contracts CEO and other Named Executive Officers are "at-will" employees and as such do not have employment contracts, severance agreements, or change-in-control arrangements with the Company No Severance Agreements Eliminates any real or perceived "safety net" with respect to job security and increases the risk and consequences to the individual for performance that does not meet the highest standards No Change-in-Control Arrangements No Guaranteed Bonuses Bonus program subject to year-on-year change in earnings performance; remains at risk 0 Demonstrated through bonus program suspension in 2020; no award granted No Additional Stock Grants to Balance Losses in Value Compensation Committee sets the size of the performance share program and does not support a practice of offsetting a loss or gain in the value of prior performance share grants by the value of current-year grants Such a practice would minimize the risk/reward profile of stock-based awards and undermine the long-term view that executives are expected to adopt No Accelerated Vesting at Retirement Performance shares are not subject to acceleration, not even at retirement, except in the case of death Unvested performance shares cannot be used as collateral for any purpose COMPENSATION PROGRAM UNDERPINNED BY STRONG GOVERNANCE PRACTICES THAT DISCOURAGE INAPPROPRIATE RISK TAKING

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FREQUENTLY USED TERMS Please also read the footnotes on page 59 for additional definitions of terms and other important information. Performance Share Program is the terminology used to describe our long-term award program to better reflect the strong connection between performance and pay. Compensation Benchmark Companies consist of AT&T, Boeing, Chevron, Ford, General Electric, General Motors, IBM, Johnson & Johnson, Pfizer, Procter & Gamble, Raytheon Technologies (successor to United Technologies), and Verizon. These are the same companies noted in the 2020 Proxy Statement. Reported Pay is total compensation as reported in the Summary Compensation Table. Total Direct Compensation is compensation granted during the year, including salary, current year bonus, and the grant date fair value of performance shares. Realized Pay is compensation actually received by the CEO during the year, including salary, cash bonus, payouts of previously granted earnings bonus units (EBU), net spread on stock option exercises, market value at vesting of previously granted stock-based awards, and All Other Compensation amounts realized during the year. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date. Amounts for compensation benchmark companies include salary, bonus, payouts of non-equity incentive plan compensation, and All Other Compensation as reported in the Summary Compensation Table, plus value realized on option exercise or stock vesting as reported in the Option Exercises and Stock Vested table. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date, as well as any retirement-related payouts from pension or nonqualified compensation plans. Unrealized Pay is calculated on a different basis than the grant date fair value of awards used in the Summary Compensation Table. Unrealized Pay includes the value based on each compensation benchmark company's closing stock price at fiscal year-end 2019 of unvested restricted stock awards; unvested long-term share- and cash-performance awards, valued at target levels; and the "in the money" value of unexercised stock options (both vested and unvested). If a CEO retired during the period, outstanding equity is included assuming that unvested awards, as of the retirement date, continued to vest pursuant to the original terms of the award. Cash Flow from Operations and Asset Sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Summary statement of cash flows. For additional information, see Exhibit B on page 95. Return on Average Capital Employed (ROCE) for the Corporation is net income attributable to ExxonMobil excluding the after-tax cost of financing, divided by total corporate average capital employed. For this purpose, capital employed means the Corporation's net share of property, plant and equipment, and other assets less liabilities, excluding both short-term and long-term debt. For additional information, see Exhibit B on page 95. Total Shareholder Return (TSR) measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. TSR is subject to many different variables, including factors beyond the control of management. Statements regarding future events or conditions are forward-looking statements. Actual future results, including achievement of strategic objectives; future financial and operating results and growth in shareholder value; project plans, schedules, and results; and future emissions reductions, as well as the impact of compensation incentives, could differ materially due to: changes in oil and gas prices, petroleum product margins and other market factors affecting our industry; the course of the COVID-19 pandemic, the nature and effectiveness of government policies and actions in response to the pandemic, and the pace of regional and global recovery; the outcome of exploration and development projects; timely completion of production and construction projects; technical or operating conditions; the outcome of commercial negotiations; political and regulatory factors including changes in environmental and tax laws and international treaties; changes in consumer preferences; and other factors described in Item 1A Risk Factors in our most recent Form 10-K. The term "project" can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. FREQUENTLY USED TERMS Please also read the footnotes on page 59 for additional definitions of terms and other important information. Performance Share Program is the terminology used to describe our long-term award program to better reflect the strong connection between performance and pay. Compensation Benchmark Companies consist of AT&T, Boeing, Chevron, Ford, General Electric, General Motors, IBM, Johnson & Johnson, Pfizer, Procter & Gamble, Raytheon Technologies (successor to United Technologies), and Verizon. These are the same companies noted in the 2020 Proxy Statement. Reported Pay is total compensation as reported in the Summary Compensation Table. Total Direct Compensation is compensation granted during the year, including salary, current year bonus, and the grant date fair value of performance shares. Realized Pay is compensation actually received by the CEO during the year, including salary, cash bonus, payouts of previously granted earnings bonus units (EBU), net spread on stock option exercises, market value at vesting of previously granted stock-based awards, and All Other Compensation amounts realized during the year. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date. Amounts for compensation benchmark companies include salary, bonus, payouts of non-equity incentive plan compensation, and All Other Compensation as reported in the Summary Compensation Table, plus value realized on option exercise or stock vesting as reported in the Option Exercises and Stock Vested table. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date, as well as any retirement-related payouts from pension or nonqualified compensation plans. Unrealized Pay is calculated on a different basis than the grant date fair value of awards used in the Summary Compensation Table. Unrealized Pay includes the value based on each compensation benchmark company's closing stock price at fiscal year-end 2019 of unvested restricted stock awards; unvested long-term share- and cash-performance awards, valued at target levels; and the "in the money" value of unexercised stock options (both vested and unvested). If a CEO retired during the period, outstanding equity is included assuming that unvested awards, as of the retirement date, continued to vest pursuant to the original terms of the award. Cash Flow from Operations and Asset Sales (CFOAS) is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Summary statement of cash flows. For additional information, see Exhibit B on page 98. Return on Average Capital Employed (ROCE) for the Corporation is net income attributable to ExxonMobil excluding the after-tax cost of financing, divided by total corporate average capital employed. For this purpose, capital employed means the Corporation's net share of property, plant and equipment, and other assets less liabilities, excluding both short-term and long-term debt. For additional information, see Exhibit B on page 98. Total Shareholder Return (TSR) measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. TSR is subject to many different variables, including factors beyond the control of management. Statements regarding future events or conditions are forward-looking statements. Actual future results, including achievement of strategic objectives; future financial and operating results and growth in shareholder value; project plans, schedules, and results; and future emissions reductions, as well as the impact of compensation incentives, could differ materially due to: changes in oil and gas prices, petroleum product margins and other market factors affecting our industry; the course of the COVID-19 pandemic, the nature and effectiveness of government policies and actions in response to the pandemic, and the pace of regional and global recovery; the outcome of exploration and development projects; timely completion of production and construction projects; technical or operating conditions; the outcome of commercial negotiations; political and regulatory factors including changes in environmental and tax laws and international treaties; changes in consumer preferences; and other factors described in Item 1A Risk Factors in our most recent Form 10-K. The term "project" can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

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1 Total Direct Compensation, Realized Pay, and Unrealized Pay are defined in the Frequently Used Terms on page 58. The Frequently Used Terms also identify the compensation benchmark companies. For consistency, CEO compensation versus compensation benchmark companies as discussed on pages 43, 49, and 53 is based on compensation as disclosed in the Summary Compensation Table of the proxy statements as of July 31, 2020. The benchmark company data for 2020 not available at time of publication. 2 For more information, see the Annual Report included with ExxonMobil's 2021 Proxy Statement available on our website at exxonmobil.com/annualreport. See also the Sustainability Report and Energy & Carbon Summary available on our website at exxonmobil.com. These reports are for information only and are not incorporated as part of the 2021 Proxy Statement. 3 Fifty percent of performance shares vest in 5 years and fifty percent vest in 10 years. Awards granted prior to 2020 included additional restriction on the 10-year portion such that vesting delayed until retirement if later than 10 years. The Compensation Committee elected to remove the additional restriction beginning with the 2020 grant as it creates an inequitable delay of vesting for individuals who are appointed to senior executive positions earlier in their careers. 4 Bonus program is based on estimates of year-end earnings made in November of each year, such that payment can occur in that calendar year. The purpose of the two-thirds adjustment in the formula is to mitigate the impact of commodity price swings on short-term earnings performance. The 2020 bonus program was suspended, no award granted, in line with current business environment and resulting Company earnings. 5 Compared to 2016 levels based on assets operated by ExxonMobil. Preliminary analysis assumes performance from OBO assets is similar to 2019. 6 Employees and contractors. Best-ever refers to data since the Exxon-Mobil merger. 7 Workforce safety data from participating American Petroleum Institute (API) companies; 2020 industry data not available at time of publication. 8 Competitor data estimated on a consistent basis with ExxonMobil and based on public information. For definitions and more information, see Frequently Used Terms on page 58. 9 Expected ROCE improvement based on plans through 2025, assuming $60/Bbl Brent price basis adjusted for inflation from 2019 and 5-year average margin basis. 10 Growth rate of an investor's holdings with reinvestment of dividends. For definition and more information, see Frequently Used Terms on page 58. 11 Benchmark companies are the same companies noted in the 2020 Proxy Statement. See Frequently Used Terms on page 58 for a full list of benchmark companies. Data represents the fiscal year ending in 2019. Excludes sales-based taxes and intersegment revenues. FOOTNOTES 1 Total Direct Compensation, Realized Pay, and Unrealized Pay are defined in the Frequently Used Terms on page 58. The Frequently Used Terms also identify the compensation benchmark companies. For consistency, CEO compensation versus compensation benchmark companies as discussed on pages 43, 49, and 53 is based on compensation as disclosed in the Summary Compensation Table of the proxy statements as of July 31, 2020. Benchmark company data for 2020 not available at time of publication. 2 For more information, see the Annual Report included with ExxonMobil's 2021 Proxy Statement available on our website at exxonmobil.com/annualreport. See also the Sustainability Report and Energy & Carbon Summary available on our website at exxonmobil.com. These reports are for information only and are not incorporated as part of the 2021 Proxy Statement. 3 Fifty percent of performance shares vest in 5 years and fifty percent vest in 10 years. Awards granted prior to 2020 included additional restriction on the 10-year portion such that vesting delayed until retirement if later than 10 years. The Compensation Committee elected to remove the additional restriction beginning with the 2020 grant as it creates an inequitable delay of vesting for individuals who are appointed to senior executive positions earlier in their careers. 4 Bonus program is based on estimates of year-end earnings made in November of each year, such that payment can occur in that calendar year. The purpose of the two-thirds adjustment in the formula is to mitigate the impact of commodity price swings on short-term earnings performance. The 2020 bonus program was suspended, no award granted, in line with current business environment and resulting Company earnings. 5 Compared to 2016 levels based on assets operated by ExxonMobil. Preliminary analysis assumes performance from OBO assets is similar to 2019. 6 Employees and contractors. Best-ever refers to data since the Exxon-Mobil merger. 7 Workforce safety data from participating American Petroleum Institute (API) companies; 2020 industry data not available at time of publication. 8 Competitor data estimated on a consistent basis with ExxonMobil and based on public information. For definitions and more information, see Frequently Used Terms on page 58. 9 Expected ROCE improvement based on plans through 2025, assuming $60/Bbl Brent price basis adjusted for inflation from 2019 and 5-year average margin basis. 10 Growth rate of an investor's holdings with reinvestment of dividends. For definition and more information, see Frequently Used Terms on page 58. 11 Benchmark companies are the same companies noted in the 2020 Proxy Statement. See Frequently Used Terms on page 58 for a full list of benchmark companies. Data represents the fiscal year ending in 2019. Excludes sales-based taxes and intersegment revenues.

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EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE FOR 2020 Pension Value and Nonqualified Non-Equity Deferred Stock Option Incentive Plan Compensation All Other Name and Salary Bonus Awards Awards Compensation Earnings Compensation Total Principal Position Year ($)1 ($)2 ($)3 ($) ($) ($)4 ($)5 ($) D.W. Woods Chairman and CEO 2020 1,615,000 0 8,434,725 0 0 5,348,636 240,700 15,639,061 2019 1,500,000 2,216,000 12,371,850 0 0 7,070,597 336,482 23,494,929 2018 1,400,000 2,464,000 11,648,250 0 0 2,977,497 288,040 18,777,787 A.P. Swiger Senior Vice President; PFO 2020 1,541,500 0 4,081,584 0 0 4,075,744 144,144 9,842,972 2019 1,469,500 1,478,000 7,670,547 0 0 1,551,613 163,180 12,332,840 2018 1,395,750 1,848,000 8,666,298 0 0 0 158,830 12,068,878 N.A. Chapman Senior Vice President 2020 955,000 0 3,941,691 0 0 3,377,567 82,090 8,356,348 2019 895,000 1,270,000 6,584,574 0 0 4,380,669 174,657 13,304,900 2018 833,000 1,276,000 5,979,435 0 0 1,096,572 417,999 9,603,006 J.P. Williams, Jr. Senior Vice President 2020 1,044,667 0 3,501,440 0 0 3,334,733 68,468 7,949,308 2019 986,167 1,231,000 5,849,136 0 0 3,894,892 83,090 12,044,285 2018 929,167 1,276,000 5,979,435 0 0 1,100,069 78,115 9,362,786 N.W. Duffin President, ExxonMobil Global Projects Company 2020 1,225,250 0 2,851,349 0 0 2,983,155 116,883 7,176,637 2019 1,165,500 981,000 5,031,219 0 0 854,867 131,762 8,164,348 2018 1,107,000 1,175,000 5,381,492 0 0 0 125,050 7,788,542 TOTAL DIRECT COMPENSATION The following pro forma table displays total direct compensation, which includes salary, bonus, and stock award value. In its pay deliberations, the Compensation Committee considers total direct compensation as it excludes the volatility that results from changes in pension value and all other compensation. See page 53 for details. Total Direct Salary Bonus Stock Awards Compensation Name Year ($)1($)2 ($)3 ($) D.W. Woods 2020 1,615,000 0 8,434,725 10,049,725 2019 1,500,000 2,216,000 12,371,850 16,087,850 2018 1,400,000 2,464,000 11,648,250 15,512,250 A.P. Swiger 2020 1,541,500 0 4,081,584 5,623,084 2019 1,469,500 1,478,000 7,670,547 10,618,047 2018 1,395,750 1,848,000 8,666,298 11,910,048 N.A. Chapman 2020 955,000 0 3,941,691 4,896,691 2019 895,000 1,270,000 6,584,574 8,749,574 2018 833,000 1,276,000 5,979,435 8,088,435 J.P. Williams, Jr. 2020 1,044,667 0 3,501,440 4,546,107 2019 986,167 1,231,000 5,849,136 8,066,303 2018 929,167 1,276,000 5,979,435 8,184,602 N.W. Duffin 2020 1,225,250 0 2,851,349 4,076,599 2019 1,165,500 981,000 5,031,219 7,177,719 2018 1,107,000 1,175,000 5,381,492 7,663,492

60	2021 Proxy Statement

1 Salary. 2020 annualized salary based on 2019 decisions. For 2021, the Compensation Committee elected to hold annual salary at 2020 levels, reflective of current market conditions. For more details on the design of the salary program and determinations made by the Compensation Committee in 2020, see pages 45 and 49. 2 Bonus. Bonus program for 2020 suspended, no award granted, in line with current business environment and resulting Company earnings. The 2018 and 2019 bonus awards were paid 50 percent in cash at the time of grant, remaining 50 percent unvested until cumulative earnings reach $6.50 per share. For more details on the design of the bonus program and determinations made by the Compensation Committee in 2020, see pages 45 and 49. 3 Stock Awards. In accordance with disclosure regulations, the valuation of stock awards in this table represents the grant date fair value, which is equal to the number of performance shares awarded times the grant price. The grant price is the average of the high and low sale prices on the NYSE on the date of grant. Grant Date Grant Price ($) November 24, 2020 $41.15 November 26, 2019 $68.73 November 28, 2018 $77.66 Dividend equivalents paid on performance share awards are reflected in the grant date fair value and, therefore, not shown in the table. For more details on the design of the performance share program and determinations made by the Compensation Committee in 2020, see pages 46 to 49, and page 63. 4 Change in Pension Value and Nonqualified Deferred Compensation. The amounts shown in the Summary Compensation Table solely represent the positive change in pension value. The Corporation's nonqualified deferred compensation plan (Supplemental Savings Plan) does not permit accrual of above-market or preferential earnings. The change in pension value for 2020 is the increase between year-end 2019 and year-end 2020 in the present value of each executive's pension benefits under the plans. For a description of the pension plans and the present value calculation, see pages 54, 65, and 66. The following table provides a breakdown of the underlying factors impacting the change in pension value for 2020, over half resulting from changes in interest rates. D.W. Woods A.P. Swiger N.A. Chapman J.P. Williams, Jr. N.W. Duffin Factors $ % $ % $ % $ % $ % Interest Rates 2,876,735 13 3,587,272 11 1,779,297 10 1,865,832 11 2,560,897 11 Final Average Bonus 0 0 0 0 0 0 0 0 0 0 Final Average Salary 953,798 4 721,520 2 523,530 3 444,664 3 565,536 2 Age and Service 1,518,103 7 -233,048 -1 1,074,740 6 1,024,237 6 -143,278 -1 Change in Value 5,348,636 24 4,075,744 13 3,377,567 20 3,334,733 21 2,983,155 13 1 Salary. 2020 annualized salary based on 2019 decisions. For 2021, the Compensation Committee elected to hold annual salary at 2020 levels, reflective of current market conditions. For more details on the design of the salary program and determinations made by the Compensation Committee in 2020, see pages 45 and 49. 2 Bonus. Bonus program for 2020 suspended, no award granted, in line with current business environment and resulting Company earnings. The 2018 and 2019 bonus awards were paid 50 percent in cash at the time of grant; remaining 50 percent unvested until cumulative earnings reach $6.50 per share. For more details on the design of the bonus program and determinations made by the Compensation Committee in 2020, see pages 45 and 49. 3 Stock Awards. In accordance with disclosure regulations, the valuation of stock awards in this table represents the grant date fair value, which is equal to the number of performance shares awarded times the grant price. The grant price is the average of the high and low sale prices on the NYSE on the date of grant. Grant Date Grant Price ($) November 24, 2020 $41.15 November 26, 2019 $68.73 November 28, 2018 $77.66 Dividend equivalents paid on performance share awards are reflected in the grant date fair value and, therefore, not shown in the table. For more details on the design of the performance share program and determinations made by the Compensation Committee in 2020, see pages 46 to 49, and page 63. 4 Change in Pension Value and Nonqualified Deferred Compensation. The amounts shown in the Summary Compensation Table solely represent the positive change in pension value. The Corporation's nonqualified deferred compensation plan (Supplemental Savings Plan) does not permit accrual of above-market or preferential earnings. The change in pension value for 2020 is the increase between year-end 2019 and year-end 2020 in the present value of each executive's pension benefits under the plans. For a description of the pension plans and the present value calculation, see pages 54, 65, and 66. The following table provides a breakdown of the underlying factors impacting the change in pension value for 2020, over half resulting from changes in interest rates. D.W. Woods A.P. Swiger N.A. Chapman J.P. Williams, Jr. N.W. Duffin Factors $ % $ % $ % $ % $ % Interest Rates 2,876,735 13 3,587,272 11 1,779,297 10 1,865,832 11 2,560,897 11 Final Average Bonus 0 0 0 0 0 0 0 0 0 0 Final Average Salary 953,798 4 721,520 2 523,530 3 444,664 3 565,536 2 Age and Service 1,518,103 7 -233,048 -1 1,074,740 6 1,024,237 6 -143,278 -1 Change in Value 5,348,636 24 4,075,744 13 3,377,567 20 3,334,733 21 2,983,155 13

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5 All Other Compensation. The following table breaks down the amounts included in the All Other Compensation column of the Summary Compensation Table for 2020. Personal Use Life Savings Personal of Company Financial Name Insurance ($) Plan ($) Security ($) Aircraft ($) Planning ($) Relocation ($) Total ($) D.W. Woods A.P. Swiger 48,650 80,623 2,840 0 12,031 0 144,144 N.A. Chapman 19,608 50,137 2,189 0 0 10,156 82,090 J.P. Williams, Jr. 0 54,437 2,000 0 12,031 0 68,468 N.W. Duffin 38,660 64,067 2,125 0 12,031 0 116,883 Life Insurance. Messrs. Woods and Williams participate in the Company's broad-based employee life insurance program that provides coverage that equals 2 times base salary as an active employee. As permitted by disclosure regulations, the premium cost for a broad-based employee life insurance program is not required to be reported and therefore is excluded from this table. The other Named Executive Officers participate in the Company's senior executive term life insurance program that provides coverage of 4 times base salary until age 65 and a declining multiple thereafter until age 75, at which point the multiple remains at 2.5 times salary. The Company eliminated this program for all newly eligible senior executives as of October 2007. For executives with senior executive term life insurance coverage, the premium cost in any year depends on overall financial and mortality experience under the group policy. The amounts shown are based on Internal Revenue Code tables used to value the term cost of such coverage. This valuation is applied since the actual life insurance premium is a single payment for a large group of executives that does not represent the cost of insuring one specific individual. Savings Plan. The Named Executive Officers participate in the same savings plan program as other U.S.-dollar-paid employees. The amount shown is the value of Company-matching contributions under ExxonMobil's tax-qualified savings plan and Company credits under the related nonqualified supplemental plan. Company-matching contribution has been temporarily suspended beginning October 2020. For a description of the savings plan, see page 54. The value of the credits to the nonqualified supplemental plan is also disclosed in the Nonqualified Deferred Compensation table on page 67. Personal Security. The Company provides security for all employees, as appropriate based on an assessment of risk, which includes consideration of the employee's position and work location. Personal security for the CEO, other Named Executive Officers, and other employees is aligned with the intent of the Company's security program to help employees securely and safely conduct their business. The Company does not consider such security costs to be personal benefits because they arise from the nature of the employee's employment by the Company. However, disclosure regulations require certain security costs to be reported as personal benefits. The amounts shown in the table include the following types of security-related costs: security systems at executive residences; security services and personnel (at residences and/or during personal travel); car and personal security driver; and Company communications equipment. Security costs related to travel for business purposes are not included. The car provided for security reasons and used primarily for commuting is valued based on the annualized cost of the car plus maintenance and fuel. Reported costs for rental cars utilized for security concerns during personal travel are the actual incremental costs. For security personnel employed by the Company, the cost is the actual incremental cost of expenses incurred by the security personnel. Total salary, wages, and benefits are not allocated because the Company already incurs these costs for business purposes. For security contractors, the cost is the actual incremental cost of such contractors associated with the executive's personal time.

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For Mr. Woods, the amount shown includes: - $16,152 for residential security, - $14,017 for security costs related to personal travel, and - $34,017 for the cost of the car provided for security reasons as described above. Aircraft. For security reasons, the Board requires the Chairman and CEO to use the Company aircraft for both business and personal travel. The Compensation Committee considers these costs to be necessary security-related business expenses rather than perquisites. Per the disclosure regulations, the incremental cost of aircraft usage for personal travel is reported. Incremental cost for personal use of the aircraft is based on direct operating costs (fuel, airport fees, incremental pilot costs, etc.) and does not include capital costs of the aircraft since the Company already incurs these costs for business purposes. Financial Planning. The Company provides financial planning services to senior executives, which includes tax preparation. This benefit is valued based on the actual charge for the services. The Company eliminated this benefit for all newly eligible senior executives as of January 2021. The Company continues to make a broad-based financial planning program available for all U.S.-dollar-paid employees. Relocation. The Company provides relocation assistance to eligible employees on a consistent basis. The amount shown for Mr. Chapman represents residual tax reimbursement related to relocation costs paid on his behalf or reimbursed to him. GRANTS OF PLAN-BASED AWARDS FOR 2020 All Other All Other Estimated Estimated Stock Option Future Payouts Future Payouts Awards: Awards: Exercise Grant Date Under Non-Equity Under Equity Number of Number of or Base Fair Value Incentive Plan Awards Incentive Plan Awards Shares of Securities Price of of Stock and Stock or Underlying Option Option Threshold Target Maximum Threshold Target Maximum Units Options Awards Awards Name Grant Date ($) ($) ($) (#) (#) (#) (#) (#) ($/Sh) ($) D.W. Woods 11/24/2020 0 0 0 0 0 0 205,000 0 0 8,434,725 A.P. Swiger 11/24/2020 0 0 0 0 0 0 99,200 0 0 4,081,584 N.A. Chapman 11/24/2020 0 0 0 0 0 0 95,800 0 0 3,941,691 J.P. Williams, Jr. 11/24/2020 0 0 0 0 0 0 85,100 0 0 3,501,440 N.W. Duffin 11/24/2020 0 0 0 0 0 0 69,300 0 0 2,851,349 In 2020, performance share grants were made in the form of restricted stock units. Each stock unit represents one share of ExxonMobil common stock. Performance shares granted to Named Executive Officers may be settled only in stock. During the restricted period, the executive receives a cash payment on each performance share corresponding to the cash dividends paid on an outstanding share of ExxonMobil stock. Unlike common stock, performance shares granted in stock units do not carry voting rights prior to settlement. The performance shares will be subject to restriction for 50 percent of the shares until 5 years after grant and for the balance of the shares until 10 years after grant. The restricted periods may not be accelerated except in the case of death. The grant date is the same as the date on which the Compensation Committee of the Board met to approve the awards. For details of grant date fair value, see page 61. For more information on performance shares and details regarding ExxonMobil's restrictions and forfeiture provisions, see pages 46, 47, and 56.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2020 Option Awards Stock Awards Name Number of Securities Underlying Unexercised Options (#) Exercisable Number of Securities Underlying Unexercised Options (#) Unexercisable Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Option Exercise Price ($) Option Expiration Date Number of Shares or Units of Stock That Have Not Vested (#) Market Value of Shares or Units of Stock That Have Not Vested ($) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) D.W. Woods 0 0 0 0-908,050 37,429,821 0 0 A.P. Swiger 0 0 0 0-879,250 36,242,685 0 0 N.A. Chapman 0 0 0 0-493,250 20,331,765 0 0 J.P. Williams, Jr. 0 0 0 0-471,600 19,439,352 0 0 N.W. Duffin 0 0 0 0-608,250 25,072,065 0 0 Performance shares shown in the table above include both restricted stock and restricted stock units. The market value is based on the 2020 year-end closing stock price of $41.22. This value has not been risk adjusted. Restricted stock awards have substantially the same terms as restricted stock units, except that restricted stock carries voting rights the same as common stock. Performance shares granted prior to 2020 included additional restriction on the 10-year portion such that vesting is delayed until retirement if later than 10 years. For more information regarding the performance share program, see pages 46 and 47, and notes to the table on page 63. The following table shows the dates on which the respective restricted periods for the performance shares shown in the table above expire, assuming the awards are not forfeited and the executive is living when the restrictions lapse. Date Restrictions Lapse and Number of Performance Shares 10 Years or Retirement, Name 2021 2022 2023 2024 2025 Whichever Occurs Later D.W. Woods 68,500 66,000 75,000 90,000 102,500 506,050 A.P. Swiger 53,200 49,600 55,800 55,800 49,600 615,250 N.A. Chapman 23,400 24,750 38,500 47,900 47,900 310,800 J.P. Williams, Jr. 32,200 25,750 38,500 42,550 42,550 290,050 N.W. Duffin 38,500 34,650 34,650 36,600 34,650 429,200 OPTION EXERCISES AND STOCK VESTED FOR 2020 Option Awards Stock Awards Number of Shares Value Realized Number of SharesValue Realized Name Acquired on Exercise (#) on Exercise ($) Acquired on Vesting (#)on Vesting ($) D.W. Woods 0 0 45,400 1,893,195 A.P. Swiger 0 0 53,200 2,188,914 N.A. Chapman 0 0 23,400 962,793 J.P. Williams, Jr. 0 0 32,200 1,324,869 N.W. Duffin 0 0 32,200 1,324,869

64	2021 Proxy Statement

In 2020, restrictions lapsed on 50 percent of performance share awards that were granted in 2015. The number of shares acquired on vesting is the gross number of shares to which the award relates. The value realized is the gross number of shares times the market price, which is the average of the high and low sale prices on the NYSE on the date that the restrictions lapse. The net number of shares acquired (gross number of shares less shares withheld for taxes) are: D.W. Woods: 27,534 | A.P. Swiger: 32,265 | N.A. Chapman: 14,192 | J.P. Williams, Jr.: 19,529 | N.W. Duffin: 19,529 For more information regarding the performance share program, see pages 46 and 47, and notes to the table on page 63. PENSION BENEFITS FOR 2020 Number of Years Present Value of Payments During Credited Service Accumulated Benefit Last Fiscal Year Name Plan Name (#) ($) ($) D.W. Woods ExxonMobil Pension Plan 28.34 1,928,603 0 ExxonMobil Supplemental Pension Plan 28.34 9,164,557 0 ExxonMobil Additional Payments Plan 28.34 16,279,125 0 A.P. Swiger ExxonMobil Pension Plan 42.33 2,804,084 0 ExxonMobil Supplemental Pension Plan 42.33 14,208,255 0 ExxonMobil Additional Payments Plan 42.33 19,341,473 0 N.A. Chapman ExxonMobil Pension Plan 36.34 2,555,746 0 ExxonMobil Supplemental Pension Plan 36.34 6,470,732 0 ExxonMobil Additional Payments Plan 36.34 11,357,432 0 J.P. Williams, Jr. ExxonMobil Pension Plan 33.70 2,376,249 0 ExxonMobil Supplemental Pension Plan 33.70 6,507,888 0 ExxonMobil Additional Payments Plan 33.70 10,397,072 0 N.W. Duffin ExxonMobil Pension Plan 41.25 2,829,384 0 ExxonMobil Supplemental Pension Plan 41.25 10,465,193 0 ExxonMobil Additional Payments Plan 41.25 12,322,873 0 PENSION PLAN Defined benefit plans provide an annual benefit of 1.6 percent of final average pay per year of service, with the qualified plan having an offset for Social Security benefits. For a description of the plans, see page 54. Below are the calculations and forms of payments for each plan: Pension Plan Supplemental Pension Plan Additional Payments Plan Type Qualified Nonqualified Nonqualified Calculation 1.6% x final average salary1 1.6% x final average salary1 1.6% x average annual bonus2 x years credited service, x years credited service x years credited service less a Social Security offset Form of Payment Benefit available as a lump sum Paid in the form of an equivalent Paid in the form of an equivalent or in various annuity forms lump sum six months after retirement lump sum six months after retirement 1 Average of the highest 36 consecutive months in the 10 years of service prior to retirement. For the Pension Plan, final average salary included and benefits paid are subject to the limits on compensation ($285,000 for 2020, adjusted each year for inflation) and benefits prescribed by the U.S. Internal Revenue Code. For the Supplemental Pension Plan, final average salary included and benefits paid are the amounts that exceed the U.S. Internal Revenue Code limits. 2 Average of the annual bonus for the three highest grants of the last five awarded prior to retirement (including the portion of the annual bonus that is paid at time of grant and the portion that is paid on a delayed basis as described on page 45).

2021 Proxy Statement	65

PRESENT VALUE PENSION CALCULATIONS The present value of accumulated benefits is determined by converting the annuity values earned as of year end to lump sum values payable at age 60 (or at the employee's actual age, if older) using the applicable mortality tables and interest rates. The value shown in the Pension Benefits table is the accumulated benefit as of year-end 2020. The value shown in the Summary Compensation Table on page 60 represents the annual increase in the value of the pension between year-end 2019 and 2020. The lump sum interest rates used to calculate the accumulated benefits in the Pension Benefits table and Summary Compensation Table were: For plan participants who had attained age 50 with at least 10 years of service before January 1, 2008, the lump sum interest rate for an employee who worked through the end of 2019 was 2.25 percent and through the end of 2020 was 1.25 percent. This is applicable to Messrs. Swiger and Duffin. For other participants, the plan specifies short-, medium-, and long-term interest rate assumptions for this purpose. The lump sum interest rates for an employee who worked through the end of 2019 were 2.11 percent, 3.04 percent, and 3.63 percent, respectively, and through the end of 2020 were 0.52 percent, 2.27 percent, and 3.09 percent, respectively. This is applicable to Messrs. Woods, Chapman, and Williams. The actual lump sum conversion factors that will apply when each executive retires may be different. For employees not yet age 60, these age 60-lump sum values are discounted to present values based on the time difference between the individual's age at year-end 2020 and age 60 (and at year-end 2019 and age 60 for the annual increase in pension calculation in the Summary Compensation Table) using the interest rates for valuing financial reporting of pension obligations as of each year end. The discount rate for determining the present value of benefits was 3.5 percent as of year-end 2019 and 2.8 percent as of year-end 2020. This is applicable to Messrs. Woods, Chapman, and Williams. EFFECT OF EARLY RETIREMENT OR DEATH Named Executive Officers have not received any additional service credit. Actual service is reflected in the table on page 65. All three pension plans require completion of 15 years of service and attainment of age 55 to be eligible for early retirement. All Named Executive Officers have satisfied this requirement. The early retirement benefit under the pension plans consists of an annuity benefit that is undiscounted for retirement ages of 60 years or over, with a discount of 5 percent for each year under age 60. In addition, the Social Security offset is waived for annuity payments scheduled to be paid prior to age 62. The benefit is eligible to be paid in the form of a lump sum. In the event of death after early retirement eligibility, the retirement benefit is payable to the participant's beneficiary. The table below shows the lump sum early retirement benefits under the plans for Messrs. Woods, Chapman, and Williams as of year-end 2020. The lump sum early retirement benefits for Messrs. Swiger and Duffin as of year-end 2020 are the amounts shown in the Pension Benefits table. Lump Sum Early Name Plan Name Retirement Benefit ($) D.W. Woods ExxonMobil Pension Plan 1,906,777 ExxonMobil Supplemental Pension Plan 8,905,859 ExxonMobil Additional Payments Plan 15,819,598 N.A. Chapman ExxonMobil Pension Plan 2,480,813 ExxonMobil Supplemental Pension Plan 6,535,114 ExxonMobil Additional Payments Plan 11,324,684 J.P. Williams, Jr. ExxonMobil Pension Plan 2,312,048 ExxonMobil Supplemental Pension Plan 6,487,272 ExxonMobil Additional Payments Plan 10,263,451 PRESENT VALUE PENSION CALCULATIONS The present value of accumulated benefits is determined by converting the annuity values earned as of year end to lump sum values payable at age 60 (or at the employee's actual age, if older) using the applicable mortality tables and interest rates. The value shown in the Pension Benefits table is the accumulated benefit as of year-end 2020. The value shown in the Summary Compensation Table on page 60 represents the annual increase in the value of the pension between year-end 2019 and 2020. The lump sum interest rates used to calculate the accumulated benefits in the Pension Benefits table and Summary Compensation Table were: For plan participants who had attained age 50 with at least 10 years of service before January 1, 2008, the lump sum interest rate for an employee who worked through the end of 2019 was 2.25 percent and through the end of 2020 was 1.25 percent. This is applicable to Messrs. Swiger and Duffin. For other participants, the plan specifies short-, medium-, and long-term interest rate assumptions for this purpose. The lump sum interest rates for an employee who worked through the end of 2019 were 2.11 percent, 3.04 percent, and 3.63 percent, respectively, and through the end of 2020 were 0.52 percent, 2.27 percent, and 3.09 percent, respectively. This is applicable to Messrs. Woods, Chapman, and Williams. The actual lump sum conversion factors that will apply when each executive retires may be different. For employees not yet age 60, these age 60-lump sum values are discounted to present values based on the time difference between the individual's age at year-end 2020 and age 60 (and at year-end 2019 and age 60 for the annual increase in pension calculation in the Summary Compensation Table) using the interest rates for valuing financial reporting of pension obligations as of each year end. The discount rate for determining the present value of benefits was 3.5 percent as of year-end 2019 and 2.8 percent as of year-end 2020. This is applicable to Messrs. Woods, Chapman, and Williams. EFFECT OF EARLY RETIREMENT OR DEATH Named Executive Officers have not received any additional service credit. Actual service is reflected in the table on page 65. All three pension plans require completion of 15 years of service and attainment of age 55 to be eligible for early retirement. All Named Executive Officers have satisfied this requirement. The early retirement benefit under the pension plans consists of an annuity benefit that is undiscounted for retirement ages of 60 years or over, with a discount of 5 percent for each year under age 60. In addition, the Social Security offset is waived for annuity payments scheduled to be paid prior to age 62. The benefit is eligible to be paid in the form of a lump sum. In the event of death after early retirement eligibility, the retirement benefit is payable to the participant's beneficiary. The table below shows the lump sum early retirement benefits under the plans for Messrs. Woods, Chapman, and Williams as of year-end 2020. The lump sum early retirement benefits for Messrs. Swiger and Duffin as of year-end 2020 are the amounts shown in the Pension Benefits table. Lump Sum Early Name Plan Name Retirement Benefit ($) D.W. Woods ExxonMobil Pension Plan 1,906,777 ExxonMobil Supplemental Pension Plan 8,905,859 ExxonMobil Additional Payments Plan 15,819,598 N.A. Chapman ExxonMobil Pension Plan 2,480,812 ExxonMobil Supplemental Pension Plan 6,535,114 ExxonMobil Additional Payments Plan 11,324,684 J.P. Williams, Jr. ExxonMobil Pension Plan 2,312,048 ExxonMobil Supplemental Pension Plan 6,487,272 ExxonMobil Additional Payments Plan 10,263,451

66	2021 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION FOR 2020 Executive Registrant Aggregate Aggregate Aggregate Contributions Contributions Earnings Withdrawals/ Balance in Last FY in Last FY in Last FY Distributions1 at Last FYE Name ($) ($) ($) ($) ($) D.W. Woods 0 64,837 10,424 406 606,856 A.P. Swiger 0 60,673 22,020 0 1,234,535 N.A. Chapman 0 33,425 7,524 0 430,526 J.P. Williams, Jr. 0 34,487 7,819 0 447,629 N.W. Duffin 0 44,117 13,081 0 739,186 1 Represents a partial distribution of plan benefits for the payment of FICA taxes due. The table above shows the value of the Company credits under ExxonMobil's nonqualified Supplemental Savings Plan. The nonqualified Supplemental Savings Plan provides employees with the 7-percent, Company-matching contribution to which they would otherwise be entitled under the qualified plan if not for limitations on covered compensation and total contributions under the Internal Revenue Code. The Company-matching contribution has been temporarily suspended beginning October 2020. The rate at which the nonqualified Supplemental Savings Plan account bears interest during the term of a participant's employment is 120 percent of the long-term Applicable Federal Rate. For more information on the Supplemental Savings Plan, see page 54. The Company credits for 2020 are also included in the Summary Compensation Table under the column labeled All Other Compensation. The aggregate balance at the last fiscal year end shown above includes amounts reported as Company contributions in the Summary Compensation Table of the current proxy statement and proxy statements from prior years as follows: D.W. Woods: $378,554 | A.P. Swiger: $603,628 | N.A. Chapman: $117,172 | J.P. Williams, Jr.; $129,711 | N.W. Duffin: $219,870

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OTHER COMPENSATION ELEMENTS Termination and Change in Control Named Executive Officers are not entitled to any additional payments or benefits relating to termination of employment other than the retirement benefits previously described Named Executive Officers do not have employment contracts, a severance program, or any benefits or payments triggered by a change in control, see page 57 Administrative Services for Retired Employee Directors Company provides certain administrative support that generally involves, but is not limited to, assistance with correspondence and travel arrangements related to activities the retired directors are involved with that continue from their employment, such as board positions with nonprofit organizations. Given the nature of support provided, a retired director's spouse may also benefit from the support provided Retired employee directors are also allowed to use vacant office space at headquarters Aggregate incremental cost to provide these services is approximately $52,000 per year; amount represents compensation and benefit cost for support personnel allocated based on estimated time dedicated to providing this service, and other miscellaneous office support costs It is not possible to estimate the future cost that may be incurred by the Company to provide these services to Mr. Woods, who is currently the only employee director Health Care Benefits Named Executive Officers are eligible to participate in the Company's health care programs (medical, dental, prescription drug, and vision care) on the same basis as all other U.S.-dollar-paid employees; no special provisions apply Unused Vacation U.S.-dollar-paid employees are entitled to payment of salary for any accumulated but unused vacation days at retirement or other termination of employment. Payment for unused vacation is included in final payment of earned salary, if applicable Payments in the Event of Death The only event that results in acceleration of the vesting for outstanding performance share awards is death Executive's estate or beneficiaries would be entitled to receive the applicable death benefits as described on page 66, a distribution of the executive's savings plan balances, and payment of Company-provided life insurance or death benefits as described on page 62 At year-end 2020, the amount of Company provided life insurance for each Named Executive Officer is as follows: Name Life Insurance Benefit ($) D.W. Woods 3,230,000 A.P. Swiger 6,236,000 N.A. Chapman 3,820,000 J.P. Williams, Jr. 2,136,000 N.W. Duffin 4,960,000

68	2021 Proxy Statement

SHAREHOLDER PROPOSALS

We expect Items 4 through 10 to be presented by shareholders at the annual meeting. Following SEC rules, other than minor formatting changes, we are reprinting the proposals and supporting statements as they were submitted to us. We take no responsibility for them. Upon oral or written request to the Secretary at the address listed under Contact Information on page 8, we will provide information about the sponsors’ shareholdings, as well as the names, addresses, and shareholdings of any co-sponsors.

The Board recommends you vote AGAINST Items 4 through 10 on the BLUE proxy card for the reasons we give after each one.

Item 4 – Independent Chairman

This proposal was submitted by Olga Monks Pertzoff Trust 1945, 111 Commercial Street, Suite 302, Portland, ME 04101, the beneficial owner of 400 shares and lead proponent of a filing group.

“RESOLVED: The shareholders request the Board of Directors to adopt as policy, and amend the bylaws as necessary, to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. This policy would be phased in for the next CEO transition.

If the Board determines that a Chair who was independent when selected is no longer independent, the

Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chair.

Supporting Statement:

We believe:

•	The role of the CEO and management is to run the company.

•	The role of the Board of Directors is to provide independent oversight of management and the CEO.

•	There is a potential conflict of interest for a CEO to be her/his own overseer as Chair while managing the business.

Exxon Mobil’s CEO Darren Woods serves both as CEO and Chair of the Company’s Board of Directors.

We believe the combination of these two roles in a single person weakens a corporation’s governance structure.

Chairing and overseeing the Board is a time intensive responsibility. A separate independent Chair also frees the CEO to manage the company and build effective business strategies.

As Andrew Grove, Intel’s former chair, stated, ‘The separation of the two jobs goes to the heart of the conception of a corporation. Is a company a sandbox for the CEO, or is the CEO an employee? If he’s an employee, he needs a boss, and that boss is the Board. The Chairman runs the Board. How can the CEO be his own boss?’

In our view, shareholders are best served by a separate independent Board Chair who provides a balance of power between the CEO and the Board. The primary duty of a Board of Directors is to oversee the management of a company on behalf of shareholders. A combined CEO / Chair creates a potential conflict of interest, resulting in excessive management influence on the Board and weaker oversight of management.

Numerous institutional investors recommend separation of these two roles and the number of companies separating these roles is growing.

With the unprecedented climate change challenges facing global energy companies as they face important transitions to a low carbon economy, it is important to ensure our company’s governance is the best it can be, and the board is

2021 Proxy Statement	69

empowered to provide strong direction and leadership. Exxon Mobil and the industry faces numerous and significant climate related challenges from decisions about developing new oil and gas fields for the market to revising its climate related lobbying.

This resolution to Exxon Mobil received a vote in support of approximately 41% in 2019 and 33% in

2020, a significant showing. To simplify the transition, this new policy would be phased in when a next

CEO is chosen.”

The Board recommends you vote AGAINST this proposal for the following reasons:

A strong, independent Board responsible for oversight of management, including the CEO, is important to effectively represent the interests of shareholders. The Board, however, does not agree that separating the Chairman and CEO positions in all cases, and relinquishing the Board’s authority and flexibility to choose the best leadership structure, would be in the best interest of shareholders or improve its ability to provide effective oversight.

The Board regularly and carefully considers the merits of separating or combining the Chair and CEO positions, including whether an independent director should hold the Chairmanship, especially when a CEO change occurs. The Board believes it is important to preserve the flexibility to implement the leadership structure that will best serve the long-term interests of shareholders. Adoption of a singular approach without the flexibility to adapt to company-specific circumstances would compromise the Board’s ability to assess and implement the optimal oversight framework.

The Board believes having the current Chairman and CEO roles combined results in significant benefits for shareholders. At present, the combined Chairman and CEO role ensures items of greatest importance for the business are brought to the attention of, and reviewed by, the Board on a timely basis. As new issues arise, market dynamics change or risk exposures evolve, the Chairman/CEO is best positioned, with deep Company knowledge and industry experience, to highlight those issues with the Board, ensuring appropriate oversight and discussion.

To ensure independent oversight of management, the Board is comprised entirely of independent directors, with the exception of the CEO. Each independent director has access to the CEO and other Company executives and employees. Independent directors are empowered to call meetings of the independent directors, and request additional agenda topics at meetings of the full Board or committees.

To further strengthen oversight, the independent members of the Board elect a director to serve as Lead Director. The Lead Director must be independent and has specific authority and broad oversight responsibilities that were further strengthened in 2020 to include:

•	Calling, chairing and setting the agenda for executive sessions of the non-employee directors;

•	Providing feedback to the Chairman;

•	Chairing meetings of the Board in the absence of the Chairman;

•	Reviewing and approving the schedule and agenda for all Board meetings and reviewing associated materials distributed to the directors, in consultation with the Chairman;

•	Advising the Chairman on the quality, quantity, and timeliness of information flow;

•	Reviewing committee meeting schedules;

•	Engaging with shareholders, as appropriate; and

•	Leading the annual performance evaluation of the Board.

The Lead Director also concurrently serves as Chair of the Board Affairs Committee, which is comprised entirely of independent directors, to direct other key activities including:

•	Establishing the criteria for director engagement with shareholders;

•	Providing comments and suggestions to the Board on Board committee structure, committee operations, committee member qualifications, and committee member appointment;

70	2021 Proxy Statement

•	Overseeing independent director succession planning and remuneration;

•	Reviewing the service of independent directors on boards of other companies, including requests to accept a seat on any additional company board;

•	Establishing and maintaining procedures for interested parties to communicate with independent directors;

•	Considering Board governance practices and procedures including any changes to governance guidelines; and

•	Providing oversight of the performance and effectiveness of the annual evaluation process for the Board and its committees.

The Board’s Compensation Committee independently reviews CEO performance and compensation and conducts a review with the full Board, absent the Chairman.

Working with the Compensation Committee, the Lead Director oversees the annual evaluation of the CEO, communicates feedback to the CEO, and reviews CEO succession plans.

Our independent Lead Director also leads the Board in its oversight of the Company’s response to critical issues. For example: in 2020, the Lead Director provided oversight of management responses to the COVID-19 pandemic. This included a series of actions that helped protect employees and communities in which ExxonMobil works, and reconfigured operations and processes to provide critical products, supplies and fuel, to frontline workers and first responders around the world.

Importantly, only a minority of S&P 500 companies have adopted an independent chairman. This was evidenced in the 2020 Spencer Stuart Board Index report, which examines the latest data and trends among the S&P 500 for board composition, governance practices, and director compensation. This report noted that only a third of S&P 500 boards have a chairman that meets the New York Stock Exchange rules for independence.

To ensure continuation of the significant benefits of a combined Chairman/CEO role and preserve the Board’s authority and flexibility to determine the appropriate leadership and oversight structure, shareholders should reject this proposal.

Item 5 – Special Shareholder Meetings

This proposal was submitted by Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, the beneficial owner of 500 shares.

“Proposal 5 – Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting without the need to get court approval.

A special shareholder meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle like the election of a new director.

For instance Mr. Kenneth Frazier, Merck Chair-CEO and Exxon Lead Director, was rejected by our 438 million votes in 2020. Having a Chair-CEO of another company as a Lead Director at XOM is like having a union boss set the pay of hourly workers. And Ms. Angela Braly was rejected by our 409 million votes. It has been almost a decade since Ms. Braly 59 last worked at Anthem.

And since the 2020 Exxon annual meeting there has been a dramatic development that makes shareholder meetings so much easier for management with a substantial cost reduction – the avalanche of bare bones online shareholder meetings.

2021 Proxy Statement	71

Management entrenchment is so well defended at an online shareholder meeting that shareholders should have a corresponding greater flexibility in calling for a special shareholder meeting.

It is astounding what management can get away with at a non-transparent online shareholder meeting. At a bare bones online shareholder meeting almost everything is optional. For instance a few words from management on the state of the company is optional. Also management answers to shareholder questions are optional even if management asks for questions.

Management hardly needs to prepare for an online shareholder meeting. Thus shareholders should rightfully have more flexibility in requesting a special shareholder meeting. The core purpose of such a meeting can simply be the announcement of the vote.

For instance the Goodyear online shareholder meeting was spoiled by a trigger-happy management mute button for shareholders that was used to quash constructive criticism. AT&T, with 3000 institutional shareholders, would not even allow shareholders to speak at its online shareholder meeting. Shareholders are so restricted in online meetings that management will never want a return to a much more transparent in-person shareholder meeting format.

Please see:

Goodyear’s virtual meeting creates issues with shareholder

https:///www.crainscleveland.com/manufacturing/goodyears-virtual-meeting-creates-issues-shareholder

Please see:

AT&T investors denied a dial-in as annual meeting goes online

https:///whbl.com/2020/04/17/att-investors-denied-a-dial-in-as-annual-meeting-goes-online/1007928/

Shareholders thus need greater flexibility in calling for a special shareholder meeting without the need to get court approval.

Please vote yes:

Special Shareholder Meeting Improvement – Proposal 5”

The Board recommends you vote AGAINST this proposal for the following reasons:

The Board believes it is important for shareholders to have the right to call a special shareholder meeting, a right that ExxonMobil recently expanded in response to shareholder requests. With the enhancements, ExxonMobil shareholders are able to call a special meeting in two ways. Shareholders holding at least 15 percent of shares outstanding can call a special meeting. Alternatively, under New Jersey law, shareholders holding at least 10 percent of outstanding stock may call a special meeting upon a court order showing good cause.

In addition to this right, shareholder interests are protected by a strong, independent Board responsible for the oversight of management, including the CEO. Effective leadership is also provided by an independent Lead Director with expansive oversight authorities and responsibilities. In each of the last six years, shareholders recognized the strong leadership and independence of the Board with an average vote in favor of all directors of more than 93 percent.

ExxonMobil’s by-laws enable shareholders of at least 15 percent of common stock outstanding to call a special meeting, which provides a meaningful and more advantageous shareholder right than most large publicly traded companies. The most common threshold among S&P 500 companies is 25 percent.

Therefore, the Board believes this proposal is unnecessary.

72	2021 Proxy Statement

Item 6 – Report on Scenario Analysis

This proposal was submitted by Christian Brothers Investment Services, Inc., 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, the beneficial owner of shares with a market value greater than $2,000 and lead proponent of a filing group.

“WHEREAS:

- As evidence of the severe impacts from climate change mounts, policy makers, companies, and financial bodies are increasingly focused on the economic impacts1 from driving greenhouse gas (GHG) emissions to well-below 2 degrees Celsius below pre-industrial levels (including 1.5° C ambitions), as outlined in the Paris Agreement;

- This focus has led many ExxonMobil peers (including BP, Eni, Equinor, Repsol, Royal Dutch Shell, and Total) to commit to major GHG reductions, including setting ‘net zero emission’ goals by 2050;2 3

- Investors are also calling for high-emitting companies to test their financial assumptions and resiliency against substantial reduced-demand climate scenarios,4 and to provide investors insights about the potential impact on their financial statements;5 6 7

- As of November 2020, ExxonMobil had neither committed to net-zero emissions by 2050 across its value chain, nor disclosed how its financial assumptions would change from doing so;

- In contrast, the audit reports for other high GHG-emitting companies clearly discussed this connection:

•	BP: how climate change and a global energy transition impacted the capitalization of exploration and appraisal costs and risks that oil and gas price assumptions could lead to financial misstatements;

•	Shell: how long-term price assumptions impacted by climate change could affect asset values and impairment estimates;

•	National Grid: noted estimates inconsistent with 2050 ‘net zero’ commitments;

- Additionally, in 2020, BP, Shell and Total reviewed their 2019 financial accounting practices in light of the accelerating low-carbon energy transition. All three subsequently adjusted critical accounting assumptions, resulting in material impairments, and disclosed how climate change affected the adjustments;

- In October 2020, the International Energy Agency (IEA) issued a new ‘Net Zero 2050’ scenario which describes what it would mean for the energy sector globally to reach net-zero GHG emissions by 2050. This more aggressive global action to curtail climate change is consistent with a 1.5°C temperature increase globally.8

RESOLVED: Shareholders request that ExxonMobil’s Board of Directors issue an audited report to shareholders on whether and how a significant reduction in fossil fuel demand, envisioned in the IEA Net Zero 2050 scenario, would affect its financial position and underlying assumptions. The Board should summarize its findings to shareholders by January 31, 2022, and the report should be completed at reasonable cost and omitting proprietary information.

SUPPORTING STATEMENT: Proponents recommend that in issuing the report, the company take account of information on:

•	Assumptions, costs, estimates, and valuations that may be materially impacted; and

•	The potential for widespread adoption of net-zero goals by governments and peers.[9]

Proponents recommend that the report be supported by reasonable assurance from an independent auditor.”

[1]

https:///www.cftc.gov/sites/default/files/2020-09/9-9-20%20Report%20of%20the%20Subcommittee%20on%20Climate-
Related%20Market%20Risk%20-%20Managing%20Climate%20Risk%20in%20the%20U.S.%20Financial%20 System%20for%20posting.pdf

[2]	https:///www.reuters.com/article/climate-change-carbon-targets/factbox-big-oils-climate-targets-idUSL8N2HO1B4

2021 Proxy Statement	73

[3]	https:///carbontracker.org/reports/fault-lines/
[4]	https:///www.iigcc.org/news/investor-groups-call-on-companies-to-reflect-climate-related-risks-in-financial-reporting/
[5]	https:///www.unpri.org/sustainability-issues/accounting-for-climate-change
[6]	https:///www.iigcc.org/download/investor-expectations-for-paris-aligned-accounts/?wpdmdl=4001& masterkey=5fabc4d15595d
[7]	https:///cdn.ifrs.org /-/media/feature/news/2019/november/in-brief-climate-change-nick-anderson.pdf?la=en
[8]	https:///www.iea.org/reports/world-energy-outlook-2020/achieving-net-zero-emissions-by-2050
[9]	https:///www.climatechangenews.com/2019/06/14/countries-net-zero-climate-goal/

The Board recommends you vote AGAINST this proposal for the following reasons:

The Board believes transparency and accurate disclosure are important for shareholders to adequately assess potential risks and benefits of investments, which is why the Company works to ensure the information it provides is timely, vetted by subject-matter experts, grounded in third-party data, rigorously analyzed and compliant with regulations. Its existing disclosures already cover a range of third-party scenarios and potential outcomes that make this proposal duplicative and unnecessary.

One example is the Company’s 2021 Energy & Carbon Summary, which includes analyses through 2040 on Intergovernmental Panel on Climate Change (IPCC) 74 “Lower 2°C” and International Energy Agency (IEA) scenarios consistent with the Task Force on Climate-related Financial Disclosures (TCFD) guidance on scenario analysis. The TCFD is clear that scenario analyses should “evaluate a range of hypothetical outcomes by considering a variety of alternative plausible future states (scenarios) under a given set of assumptions and constraints.” TCFD emphasizes that “a critical aspect of scenario analysis is the selection of a set of scenarios that cover a reasonable variety of future outcomes, both favorable and unfavorable.” The Board believes that a separate report based on a single scenario would be inferior to existing disclosures, inconsistent with TCFD guidance, and potentially misleading to stakeholders.

Furthermore, the IEA Net Zero 2050 scenario sought by the proponent only goes through 2030, not 2050, and the IEA Net Zero 2050 scenario estimated 2030 oil and gas consumption that is equal to, and in some cases greater than, some of the scenarios already analyzed in the Energy & Carbon Summary. Because of this, the Energy & Carbon Summary already analyzes scenarios with lower oil and gas demand by 2030 than the IEA Net Zero 2050 scenario.

The details of the IEA Net Zero 2050 scenario are also important context to understand the proposal. The IEA Net Zero 2050 scenario was created to stress-test what would be required in the next 10 years to be on track for net zero by 2050. The scenario assumes drastic behavior changes occur now, including (1) a 5.4°F change in preferred indoor heating and cooling temperatures (for example, moving the thermostat from 80° to 85.4° in August); (2) reintroduction of clothing lines in place of electric dryers throughout the world; (3) all car trips in urban areas being shared; (4) and replacement worldwide of all flights less than one hour and 75 percent of all long-haul flights. In addition, it requires many technologies be deployed that have not yet been commercialized or built. Understanding that these assumptions are required in the near-term, we believe decreases the value of this scenario to shareholders in understanding potential future demand for ExxonMobil’s products.

As the Company has communicated in the Energy & Carbon Summary, its business strategies and investment plans are aligned with the aggregate of the Paris Agreement Nationally Determined Contributions. And, under most third-party scenarios that meet the objectives of the Paris Agreement, oil and natural gas continue to play a significant role for decades in meeting increasing energy demand of a growing and more prosperous global population.

ExxonMobil is well positioned for a lower-carbon energy future as it works to provide the reliable energy that supports economic growth and improves the quality of life for people around the world, while at the same time pursuing further emission reductions and technologies that support of the goals of the Paris Agreement. This includes ExxonMobil’s new ExxonMobil Low Carbon Solutions to commercialize its extensive low-carbon technology portfolio, with an initial focus on carbon capture and storage.

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ExxonMobil has announced near-term plans to further reduce methane intensity, flaring intensity, and Upstream greenhouse gas intensity by 2025 as its current goals for methane and flaring were achieved by the end of 2020. Longer term, ExxonMobil continues to focus on development of technologies including reducing the cost of these technologies critical to achieve the Paris Agreement goals.

Technology innovation is critical because the current solution set is insufficient to reduce emissions to targeted levels at an acceptable cost to society. The International Energy Agency recognizes that meeting these goals will require large-scale deployment of key technologies for power generation, commercial transportation, and industrial processes, where global carbon emissions are most significant and forecast to increase. IEA tracks such deployment and has reported that only six of 46 key technologies and sectors are on track to help society reach the Paris Agreement goals. ExxonMobil’s sustained investment in research and development plays an important role in positioning the Company to develop next-generation solutions and progress breakthroughs in areas such as carbon capture, biofuels and energy-efficient process technology. These solutions are critical to addressing the risks of climate change, and have the potential to be used across these highest-emitting sectors recognized by the IEA.

ExxonMobil will continue to apply new technologies and approaches to successfully meet future energy and environmental challenges, and will consider additional reduction plans as appropriate.

Since the Company already publishes its annual Energy & Carbon Summary, which includes analyses on a range of third-party scenarios regarding energy supply and demand, the Board believes the requested audited report is unnecessary.

Item 7 – Report on Environmental Expenditures

This proposal was submitted by Steven Milloy, 12309 Briarbush Lane, Potomac, MD 20854, the beneficial owner of 250 shares.

“Greenwashing Audit

Resolved:

Shareholders request that, beginning in 2021, ExxonMobil publish an annual report of the incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. The report should be prepared at reasonable cost and omit proprietary information.

Supporting Statement:

The resolution is intended to help shareholders monitor and evaluate whether the company’s voluntary activities and expenditures touted as protecting the public health and environment are producing actual and meaningful benefits to shareholders, the public health and the environment, including global climate.

Corporate managements sometimes engage in the practice of ‘greenwashing,’ which is defined as the expenditure of shareholder assets on ostensibly environment-related activities but possibly undertaken merely for the purpose of improving the company’s or management’s public image. Such insincere ‘green’ posturing and associated touting of hypothetical or imaginary benefits to public health and the environment may harm shareholders by wasting corporate assets, and deceiving shareholders and the public by accomplishing nothing real and significant for the public health and environment.

For example, amid global warming hysteria in 2002, ExxonMobil publicly announced it would provide Stanford University with $100 million over 10 years for the purpose of ‘researching new options for commercially viable, technological systems for energy supply and use which have the capability to substantially reduce greenhouse emissions,’ according to a November 19, 2002 media release. On what was the money actually spent? What actual progress was made? What were the meaningful benefits produced?

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ExxonMobil spends $1 billion per year and has spent $8 billion since 2000 researching, developing, and deploying allegedly low-carbon technologies (including algae biofuels, biodiesel from agricultural waste and carbonate fuel cells) according to a November 3, 2017 Bloomberg News report. ExxonMobil touts its algae activities in paid television advertisements. But what are the actual benefits to shareholders, the public health and the environment of the money spent? By how much, for example, has any of these activities reduced, or can be expected to reduce, climate change?

‘We are still 10-plus years away’ from deploying algae biofuels and carbonate fuel at scale, a company official told Bloomberg. With many years already invested in algae biofuels and 10-plus years to go, shareholders should be concerned about the viability and sincerity of these touted-as-green and feel-good corporate endeavors.

The information requested by this proposal is not already contained in any ExxonMobil report, including its annual corporate citizenship report which, since it contains none of the actual and significant cost-benefits detail requested here, may itself be reasonably suspected of being an example of don’t-look-behind-the-curtain corporate green propaganda.

ExxonMobil should report to shareholders what are the actual benefits being produced by its voluntary and highly touted environmental activities. Are they real and worthwhile, or just greenwashing?”

The Board recommends you vote AGAINST this proposal for the following reasons:

The Board believes transparently providing information to shareholders is important to enable assessment of potential risks and benefits of investments. The Company works to ensure the information it provides is timely, vetted by subject-matter experts, grounded in third-party data, rigorously analyzed and compliant with regulations.

All opportunities, including those undertaken to address the risks of climate change, are rigorously evaluated to support the objective of generating long-term shareholder value.

Part of the Company’s objective is to contribute to society’s growing need for energy while mitigating the potential impacts of climate change. ExxonMobil aims to research and develop technologies to provide lower-carbon products that are scalable and affordable. Toward this end, ExxonMobil has been at the forefront of many technologies that have enabled energy to be produced and delivered in a safe, affordable and sustainable manner. The Company aims for industry-leading greenhouse gas performance across its businesses by 2030, and recently announced new emission reduction plans for 2025, which are projected to be consistent with the goals of the Paris Agreement. The Company’s investment plans provide growth of high-performance, lower-carbon products to meet growing demand and to help customers reduce their emissions. As the world demands more energy and fewer emissions, ExxonMobil is well positioned to contribute through development of scalable, high-impact solutions to help reduce emissions in power generation, industry and transportation. The Company is working to develop breakthrough solutions in areas such as carbon capture, biofuels, hydrogen and energy-efficient process technology.

Safe, reliable, and responsible operations, including steps to reduce emissions, are correlated with strong financial and operating performance. Investments that result in an increase in sales of higher value and more sustainable products generally yield higher margins and expand the earnings and cash flow potential of the Company. Developing and deploying proprietary technologies, such as biofuel and carbon capture, will position the Company for a lower-carbon energy system consistent with the goals of the Paris Agreement. Engaging with governments to implement effective climate-related policies leads to a more efficient regulatory environment and a level playing field for market participants, including ExxonMobil.

ExxonMobil has invested approximately $10.4 billion since 2000 to research, develop and deploy lower-emission energy solutions, resulting in highly efficient operations. Of this amount, approximately $4.6 billion is related to oil and gas operations, including energy efficiency, carbon capture and storage, and flaring and methane mitigation, which help to reduce emissions. The Company also invested $2.7 billion in cogeneration facilities to more efficiently produce electricity and further reduce greenhouse gas emissions across its operations. Additional investments in refining and chemical facilities, and research to identify additional emission-reduction opportunities, accounted for the remaining $3.1 billion. These investments were key in eliminating or reducing CO2 emissions by more than 480 million tonnes from 2000 through year end 2019, which is equivalent to the average annual energy demand of more than 55 million U.S. homes.

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The Company also announced that it achieved its 2020 goals to further reduce emissions from its operations versus 2016 levels. These goals include a 15-percent decrease in methane emissions and a 25-percent reduction in flaring by year-end 2020.

Building upon the success of its 2020 emission-reduction goals, the Company recently announced plans to further reduce greenhouse gas emissions in its operations by 2025, compared to 2016 levels, while aiming for industry-leading greenhouse gas performance across its businesses by 2030. The 2025 plans, which are consistent with the goals of the Paris Agreement, include a 15- to 20-percent reduction in greenhouse gas intensity of Upstream operations. The reductions will be supported by a 40- to 50-percent reduction in methane intensity and a 35- to 45-percent reduction in flaring intensity. The emission reduction plans cover Scope 1 and Scope 2 emissions from assets operated by the Company. The Company also plans to eliminate all routine flaring by 2030 in its Upstream operations, in line with the World Bank’s initiative.

The 2025 emission reduction plans includes actions that are expected to reduce absolute greenhouse gas emissions by an estimated 30 percent for the Upstream business. Similarly, absolute flaring and methane emissions are expected to decrease by 40 to 50 percent. These actions will include deploying industry-leading best practices such as increased leak detection and repair, the application of advanced technologies to improve inspections, and improved facility designs including the continued phase out of high-bleed pneumatic devices.

ExxonMobil’s sustained investment in research and development plays an important role in positioning the Company to develop next-generation solutions and progress breakthroughs in areas such as carbon capture, biofuels and energy-efficient process technology. These solutions are critical to addressing the risks of climate change, and have the potential to be used across the highest-emitting sectors of the global economy including power generation, industrial, and commercial transportation.

Details related to these major investments are available in reports published by the Company including the 2021 Energy & Carbon Summary and other publications and regulatory filings. The Board believes the proposal, therefore, is unnecessary.

Item 8 – Report on Political Contributions

This proposal was submitted by the Unitarian Universalist Association, 24 Farnsworth Street, Boston, MA 02210, the beneficial owner of 87 shares and lead proponent of a filing group.

“Resolved, that the shareholders of Exxon Mobil Corp. (‘Exxon’ or ‘Company’) hereby request the Company to prepare and semiannually update a report, which shall be presented to the pertinent board of directors committee and posted on the Company’s website, disclosing the Company’s:

(a)	Policies and procedures for making electoral contributions and expenditures (direct and indirect) with corporate funds, including the board’s role (if any) in that process; and

(b)

Monetary and non-monetary contributions or expenditures that could not be deducted as an ‘ordinary and necessary’ business expense under section 162(e)(1)(B) of the Internal Revenue Code, including (but not limited to) contributions or expenditures on behalf of candidates, parties, and committees and entities organized and operating under section 501(c)(4) of the Internal Revenue Code, as well as the portion of any dues or payments made to any tax-exempt organization (such as a trade association) used for an expenditure or contribution that, if made directly by the Company, would not be deductible under section 162(e)(1)(B) of the Internal Revenue Code.

The report shall be made available within 12 months of the annual meeting and identify all recipients and the amount paid to each recipient from Company funds. This proposal does not encompass lobbying spending.

Supporting Statement

As long-term Exxon shareholders, we support transparency and accountability in corporate electoral spending. Disclosure is in the best interest of the Company and its shareholders. The Supreme Court recognized this in its 2010

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Citizens United decision, which said, ‘[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.’

Publicly available records show Exxon has contributed at least $19.2 million in corporate funds since the 2010 election cycle, including over $6.5 million so far in 2020 alone.

Exxon publicly discloses a policy on corporate political spending and its direct contributions to candidates, parties, and committees but this is deficient because Exxon does not disclose the following:

•	Direct independent expenditures;

•	Payments to trade associations that the recipient organization may use for election-related purposes;

•	Payments to any other tax-exempt organizations such as 501(c)(4)s that could be used for election-related purposes; and,

•	Payments to influence the outcome of ballot measures.

Information on indirect electoral spending through trade associations and 501(c)(4) groups cannot be obtained by shareholders unless the Company discloses it. This proposal asks the Company to disclose all of its electoral spending, direct and indirect. This would bring our company in line with a growing number of leading companies, including AT&T, Union Pacific Corp., and ConocoPhillips, which present this information on their websites. The Company’s Board and shareholders need comprehensive disclosure to be able to fully evaluate the use of corporate assets in elections. We urge your support for this critical governance reform.”

The Board recommends you vote AGAINST this proposal for the following reasons:

ExxonMobil is committed to full compliance with relevant laws and regulations, and publicly shares its policy on corporate political spending and its direct contributions to candidates, parties, and committees. The Company believes disclosure requirements outlined by federal and state laws are both adequate and equitable, in that they require the same level of disclosure from all participants in the political process.

In addition to federal and state regulations, ExxonMobil’s political contributions are subject to a strict internal review process that requires approval by the Chairman as directed by the Company’s Political Activities Guidelines, available at exxonmobil.com/company/policy/political-contributions-and-lobbying. The political contributions of the Corporation, as well as the contributions of the political action committees established by the Corporation, are reviewed with the Board of Directors annually. Procedures are subject to controls and verified during internal audits of the Company’s political activities.

With respect to contributions to third-party organizations, the Company publishes on its website a list of all U.S. trade associations in which the Corporation or its affiliates are members and to which it made payments of $100,000 or more and a portion of which was reported as used for lobbying. These organizations represent approximately 95 percent of the Company’s annual trade association expenditures. This list is available at exxonmobil.com/company/policy/political-contributions-and-lobbying.

Therefore, for the reasons stated above, the Board believes current federal and state oversight is sufficient to ensure disclosure and transparency, and to provide a consistent standard for all reporting entities. The Congress, Executive Branch, and state and local governments may appropriately respond to the proponent’s positions on the matter. In the Board’s view, this proposal is unnecessary.

Item 9 – Report on Lobbying

This proposal was submitted by the United Steelworkers, 60 Boulevard of the Allies, Pittsburgh, PA 15222, the beneficial owner of 116 shares and lead proponent of a filing group.

“Whereas, we believe in full disclosure of ExxonMobil’s direct and indirect lobbying activities and expenditures to assess whether ExxonMobil’s lobbying is consistent with its expressed goals and in shareholder interests.

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Resolved, the shareholders of ExxonMobil request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by ExxonMobil used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, including in each case the amount of the payment and the recipient.

3.	Description of management’s and the Board’s decision-making process and oversight for making payments described above.

For purposes of this proposal, a ‘grassroots lobbying communication’ is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. ‘Indirect lobbying’ is lobbying engaged in by a trade association or other organization of which ExxonMobil is a member.

Both ‘direct and indirect lobbying’ and ‘grassroots lobbying communications’ include efforts at the local, state and federal levels. A lobbying activities alignment assessment is not encompassed by this proposal.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on ExxonMobil’s website.

Supporting Statement

ExxonMobil spent $120,450,000 from 2010 – 2019 on federal lobbying. This does not include state lobbying expenditures, where ExxonMobil also lobbies but disclosure is uneven or absent. For example, ExxonMobil spent $4,226,747 on lobbying in California from 2010 – 2019. Exxon also lobbies abroad, spending between €3,250,000 – 3,499,999 on lobbying in Europe for 2019.

ExxonMobil belongs to the American Fuel & Petrochem Manufacturers, American Petroleum Institute, Business Roundtable, Chamber of Commerce, Consumer Energy Alliance, and National Association of Manufacturers, which altogether spent $122,009,109 on lobbying for 2019. CEA has drawn attention for its involvement in a grassroots campaign that sent emails based on the same template and using ‘the names and addresses of people without their knowledge.’ ExxonMobil does not disclose its memberships in, or payments to, trade associations, or the amounts used for lobbying.

We believe ExxonMobil’s lack of trade association lobbying disclosure presents reputational risks that could harm long-term value creation. For example, ExxonMobil supports the Paris climate agreement, yet a 2019 report found Exxon was one of five companies spending $1 billion as part of a ‘carefully-managed trend of campaigns designed to portray positive messaging combined with negative policy lobbying on climate change in an effort to maintain public-facing support while simultaneously blocking the creation of binding policies.’1 Highlighting these risks, Norway’s largest private asset manager Storebrand divested from ExxonMobil citing its lobbying practices ‘amid growing concern about trade groups lobbying to soften green finance rules in Europe.’2

As long-term shareholders, we support transparency, disclosure and accountability in corporate lobbying, and we therefore urge ExxonMobil to expand its disclosure”

[1]	https:///cleantechnica.com/2019/04/01/claims-big-oil-invested-over-1-billion-on-misleading-climate-lobbying- since-paris-labelled-fanciful/
[2]	https:///www.reuters.com/article/climatechange-funds-storebrand/storebrand-divests-out-of-exxon-others-over- climate-lobbying-idUSL8N2FM46M

The Board recommends you vote AGAINST this proposal for the following reasons:

ExxonMobil, like many U.S. companies, labor unions, and other entities, engages in lobbying at both the federal and state levels to explain or advocate the Company’s positions on key issues related to its business. These issues cover a

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range of topics, including climate change, environment, fiscal policy, international trade and public health. The Board has long believed that sound public policy benefits, and results from, the participation of a broad range of voices in the political process.

The Board fully supports accountability, transparency, and disclosure of lobbying activities, lobbying expenditures and trade association memberships. The Board exercises its oversight of these matters through its stewardship of the Company’s enterprise-risk framework, which includes considerations of potential or perceived financial, legal and reputational risk associated with direct and indirect lobbying. The Company follows a strict internal review and oversight process to ensure its public policy positions are aligned with lobbying activities. Relevant business units and the Public & Government Affairs and Law departments provide regular reviews of public policy issues of significance to both the Management Committee and to the Board.

The Company’s positions on many key issues are available through a variety of sources, including the Company’s website, 2021 Energy & Carbon Summary, Sustainability Report, press releases, and Exxchange, ExxonMobil’s advocacy community portal. Lobbying and political contributions are aligned with these publically available positions.

ExxonMobil’s participation in trade associations enables the Company to effectively advocate for positions it supports, share its views with other companies, and influence trade association policy debates. The Company publishes on its website details on its trade association approach and participation, including a list of key recipient organizations and the primary policy topics relevant to ExxonMobil in which those organizations are involved. The list accounts for more than 95 percent of the Company’s annual trade association expenditures.

The Company’s contributions to trade associations and other organizations do not constitute an endorsement of every public policy position or point of view expressed by a recipient organization. While it would be impractical to expect perfect alignment among ExxonMobil’s policy positions and those of every trade association, and unreasonable to expect any single member of a given association to ensure that was the case, the Company encourages trade associations to support initiatives that it believes in, including the goals of the Paris Agreement and the United Nation’s Sustainable Development Goals. As is true of all nonprofit groups it supports, the Company conducts an annual evaluation of the merits of each organization and reserves the right to initiate, sustain, or withdraw support at any time.

ExxonMobil publicly reports, on a quarterly basis, to the U.S. Congress its federal lobbying expenses and the specific issues lobbied. The total figure reported in ExxonMobil’s public Lobbying Disclosure Act filings includes expenses associated with the costs of employee federal lobbying, as well as those portions of payments to trade associations, coalitions and think tanks that are spent on federal lobbying. All reports are accessible to the general public on the U.S. Senate website at www.senate.gov. More recently filed reports are also posted on the Company website at exxonmobil.com/company/policy/political-contributions-and-lobbying.

Furthermore, ExxonMobil, and its employees involved in lobbying, file lobby disclosure reports at the federal, state and local levels, in accordance with all applicable disclosure laws. The Company’s Political Activities Policy and Guidelines, which are available on its website, at exxonmobil.com/company/policy/political-contributions-and-lobbying, provide clear guidance that only certain employees may act on behalf of the Company to execute the political activities of the corporation, including lobbying. Therefore, a well-established process is in place to authorize individual employee engagement in lobbying activities.

Importantly, existing disclosure laws provide a consistent, equitable and common standard for transparency for all individuals and organizations that participate in the political process.

The Board believes the proponent’s specific positions on lobbying disclosure included in this proposal are most appropriately addressed to the U.S. Congress, the Executive Branch, and state and local governments. For this reason, and others stated above, the Board recommends voting against this proposal.

Item 10 – Report on Climate Lobbying

This proposal was submitted by BNP Paribas Asset Management, 200 Park Avenue, 11th Floor, New York, NY 10166, the beneficial owners of shares with a market value greater than $2,000 and lead proponent of a filing group.

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“Climate Lobbying Report

Shareholders request that the Board of Directors conduct an evaluation and issue a report within the next year (at reasonable cost, omitting proprietary information) describing if, and how, ExxonMobil’s lobbying activities (direct and through trade associations) align with the goal of limiting average global warming to well below 2 degrees Celsius (the Paris Climate Agreement’s goal). The report should also address the risks presented by any misaligned lobbying and the company’s plans, if any, to mitigate these risks.

Supporting Statement

According to the United Nations Environment Programme’s most recent annual ‘Emissions Gap Report’ (November 26, 2019), critical gaps remain between the commitments of national governments and the actions required to prevent the worst effects of climate change. Companies have an important and constructive role to play in enabling policy-makers to close these gaps.

Corporate lobbying that is inconsistent with the goals of the Paris Agreement presents regulatory, reputational and legal risks to investors. These efforts also present systemic risks to our economies, as delays in implementation of the Paris Agreement increase the physical risks of climate change, pose a systemic risk to economic stability and introduce uncertainty and volatility into our portfolios. We believe that Paris-aligned climate lobbying helps to mitigate these risks, and contributes positively to the long-term value of our investment portfolios.

Of particular concern are trade associations and other politically active organizations that speak for business but too often present forceful obstacles to progress in addressing the climate crisis.

As investors, we view fulfillment of the Paris Agreement’s agreed goal–to hold the increase in the global average temperature to ‘well below’ 2°C above preindustrial levels, and to pursue efforts to limit the temperature increase to 1.5°C – as an imperative. We believe that unabated climate change will have a devastating impact on our clients, plan beneficiaries, and the value of their portfolios. We see future ‘business as usual’ scenarios of 3–4°C or greater as both unacceptable and uninvestable.

In 2019, two hundred institutional investors managing $6.5 trillion wrote to ExxonMobil, seeking to understand how the company is managing this critical governance issue. Insufficient information is available to evaluate how ExxonMobil ensures that its lobbying activities, directly, in the company’s name, and indirectly, through trade associations, align with the Paris Agreement’s goals, and how misalignments are addressed. The investors received no response. By contrast, more than a dozen large European companies have reached agreement with investors. Shell, BP and Total have published reports evaluating the positions their trade associations are taking on climate change.

We commend the company for its public support for strong methane regulations and its decision to withdraw from at least one membership organization due to its positions on climate change. However, publicly available information on ExxonMobil’s ongoing lobbying efforts through trade associations still presents serious concerns.

We urge the Board and management to assess the company’s climate related lobbying and report to shareholders.”

The Board recommends you vote AGAINST this proposal for the following reasons:

ExxonMobil has supported the goals of the Paris Agreement since its inception, and has consistently voiced support for U.S. participation in the agreement, including actively engaging with U.S. government officials to encourage remaining in the Paris Agreement. The Company has published on its website a report on its policies and processes with respect to lobbying that explains its policy positions and risk mitigation strategies. This information can be found at exxonmobil.com/company/policy/political-contributions-and-lobbying. Without exception, the Company’s lobbying efforts are aligned with its publicly stated positions, which can be found in a wide range of sources, including the corporate website, 2021 Energy & Carbon Summary, Sustainability Report, press releases, and Exxchange, ExxonMobil’s advocacy community portal.

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The Board agrees that companies play an important and constructive role in addressing risks related to climate change. The Paris Agreement is an accord among sovereign countries that allows them to develop their own Nationally Determined Contributions and set policies to pursue them. The private sector works within policy and regulatory frameworks set by governments. Companies can demonstrate support for the goals of the Paris Agreement by taking meaningful steps to reduce their emissions in the most efficient ways possible and seeking opportunities to research, develop and deploy lower-emission energy solutions.

ExxonMobil recently announced its aim for industry-leading greenhouse gas performance across its businesses by 2030, and its plans to further reduce emissions from its operations by 2025, which are projected to be consistent with the goals of the Paris Agreement. The Company respects and support society’s ambition to achieve net zero emissions by 2050, and continues to advocate for policies that promote cost-effective, market-based solutions to address the risks of climate change. ExxonMobil is a member of the Oil & Gas Climate Initiative, which brings together 12 of the largest oil and natural gas producers to work collaboratively to develop practical solutions to address greenhouse gas emissions, as well as the Climate Leadership Council, which advocates for a carbon tax in the U.S. Both of these groups are specifically focused on engaging in efforts to address the risks of climate change and help meet the goals of the Paris Agreement.

ExxonMobil’s participation in trade associations enables the Company to effectively advocate positions it supports, share its views with others companies, and influence trade association policy debates. With respect to membership fees to third-party organizations, the Company publishes on its website a list of all U.S. trade associations in which the Corporation or its affiliates are members and to which it made payments of $100,000 or more and a portion of which was reported as used for lobbying. These organizations represent approximately 95 percent of the Company’s annual trade association expenditures. The publication includes details on the Company’s policy principles on addressing climate risks, including support for the goals of the Paris Agreement, and the consistent communication of those principles to trade associations to which the Company is a member.

The Board exercises its oversight of these matters through its stewardship of the Company’s enterprise-risk framework, which includes considerations of potential or perceived financial, legal and reputational risk. The Company follows a strict internal review and oversight process to ensure its public policy positions are aligned with lobbying activities. Relevant business units and the Public & Government Affairs and Law departments provide regular reviews of public policy issues of significance, which are then provided to both the Management Committee and to the Board.

Given the diversity of ExxonMobil’s global business and the unique environments where it operates, the Company participates in numerous types of organizations. Some are general business associations and others are more specific to the energy industry. While it would be impractical to expect perfect alignment among ExxonMobil’s policy positions and those of every trade association, and not possible for any single member of a given association to ensure that was the case, the Company encourages trade associations to support initiatives that it believes in, including the goals of the Paris Agreement. The Board believes the trade associations in which ExxonMobil participates are well aware of the Company’s support for the Paris Agreement.

Considering the above, the Board believes the elements of this proposal have already been met or surpassed, and it is therefore unnecessary.

PAY RATIO

Annual total CEO compensation for 2020 was $15,679,016. The median of annual total compensation of all employees of the Corporation, except the CEO, for 2020 was $183,234. The ratio of annual total CEO compensation to the median of annual total compensation of all employees was 86:1.

As permitted by SEC rules, the pay ratio disclosure for 2020 is based on the same median employee used for the Corporation’s pay ratio disclosure for the 2019 fiscal year. There has been no change in the Corporation’s employee population or employee compensation arrangements that the Corporation reasonably believes would significantly

82	2021 Proxy Statement

impact the pay ratio disclosure for 2020. The median employee was identified as of October 1, 2019, based on total taxable wages for the most recently completed prior fiscal year as shown in the Corporation’s records. No estimates or sampling methodologies were used for this purpose. No cost-of-living adjustments were made and the taxable wages of employees employed for less than the full fiscal year were not annualized. “Employees” were defined based on applicable employment and tax laws.

For purposes of this disclosure, as permitted by SEC rules, the value of non-discriminatory benefits is included in annual total compensation of both the median employee and the CEO. These non-discriminatory benefits are long-term disability plan; basic life insurance and accidental death and dismemberment; medical plan; and dental plan.

Including these benefits provides a more accurate pay ratio. Since SEC rules do not require inclusion of these generally available benefits in the Summary Compensation Table, annual total CEO compensation shown above is slightly higher than the Total CEO Compensation shown in that table.

ExxonMobil is a global company with employees in many countries around the world. As permitted by the de minimis exemption under the SEC rules, for purposes of identifying the median employee in 2019, we excluded employees from 44 countries which represent in aggregate less than 5 percent of the Corporation’s total employees. As required, where any employees from a jurisdiction were excluded, all employees from that jurisdiction were excluded. In total, as detailed in the table below, 3,569 employees out of a total number of 75,927 worldwide employees (as of October 1, 2019) were excluded under the de minimis exemption.

Countries Excluded / Number of Employees
1.	Angola	529	12.	New Zealand	93	23.	South Korea	28	34.	Mauritania	4
2.	Norway	391	13.	Sweden	68	24.	Colombia	22	35.	Ukraine	4
3.	Egypt	358	14.	Taiwan	65	25.	Vietnam	21	36.	Azerbaijan	3
4.	Chad	327	15.	United Arab Emirates	64	26.	N. Mariana Island	21	37.	Cameroon	3
5.	Mexico	292	16.	Mozambique	61	27.	Romania	18	38.	Ghana	3
6.	Equatorial Guinea	272	17.	Cyprus	43	28.	Saudi Arabia	13	39.	Luxembourg	3
7.	Guyana	169	18.	Guam	41	29.	Spain	11	40.	Peru	2
8.	Qatar	150	19.	Poland	34	30.	South Africa	11	41.	Namibia	2
9.	Turkey	116	20.	Kazakhstan	31	31.	Micronesia	9	42.	Switzerland	2
10.	Japan	114	21.	New Caledonia	29	32.	Greece	7	43.	Pakistan	1
11.	Finland	97	22.	Fiji	29	33.	Denmark	7	44.	Tanzania	1

Total number of employees excluded:     3,569

ADDITIONAL INFORMATION

Other Business

Engine has nominated a slate of four candidates for election to the Board, in opposition to the nominees recommended by your Board. If any other business is properly raised under the Company’s by-laws and New Jersey law, your proxies have authority to vote as they think best with respect to such business to the extent permitted by Rule 14(a)-4(c) under the SEC rules.

Outstanding Shares

Holders of record of our common stock at the close of business on March 29, 2021 are entitled to vote at the 2021 Annual Meeting of Shareholder. On February 28, 2021, there were 4,233,522,767 shares of common stock outstanding and entitled to vote. Each common share entitles the holder to one vote.

How We Solicit Proxies

We will bear the cost of solicitation of proxies by the Company. In addition to this mailing, ExxonMobil directors, officers and employees in the ordinary course of their employment, without special compensation other than

2021 Proxy Statement	83

reimbursement of expenses, may solicit proxies personally, electronically, by telephone, or with additional mailings. We also reimburse brokerage firms, banks and other intermediaries for their expenses in sending these materials to you and getting your voting instructions.

ExxonMobil pays the costs of soliciting this proxy. As a result of the proxy solicitation by Engine, we will incur additional costs in connection with the solicitation of proxies. We have retained Mackenzie Partners, Inc. and D.F. King & Co., Inc., proxy solicitation firms, to assist us in soliciting proxies for an aggregate fee of $2,500,000 plus expenses for assistance in connection with the solicitation, and they expect that approximately 350 of their employees will assist in the solicitation. The total amount to be spent for the company’s solicitation of proxies in excess of that normally spent is estimated to be approximately $35,000,000, approximately $1,500,000 of which has been accrued to date.

Shareholder Proposals and Director Nominations for Next Year

Any shareholder proposal for the annual meeting in 2022 must be sent to the Secretary at the address or fax number of ExxonMobil’s principal executive office listed under Contact Information on page 8. The deadline for receipt of a proposal to be considered for inclusion in the 2022 proxy statement is 5:00 p.m. Central Time, on November 16, 2021. The deadline for notice of a proposal for which a shareholder will conduct his or her own solicitation is January 30, 2022. Upon request, the Secretary will provide instructions for submitting proposals.

Submissions of nominees for director under the proxy access provisions of our by-laws for the 2022 annual meeting must be submitted in compliance with those by-laws no later than November 16, 2021, and no earlier than October 17, 2021. Notice of a director nomination other than under proxy access must be submitted in compliance with the advance notice provisions of our by-laws no later than January 26, 2022, and no earlier than December 27, 2021.

For the 2021 Annual Meeting of Shareholders, the ExxonMobil proxy card will be Blue. ExxonMobil intends to use the white proxy card for its annual meeting next year and for all future shareholder meetings.

Duplicate Annual Reports

Registered shareholders with multiple accounts may authorize ExxonMobil to discontinue mailing annual reports on an account by calling ExxonMobil Shareholder Services at the toll-free telephone number listed on page 8 at any time during the year. Beneficial holders should contact their banks, brokerage firms, or other holders of record to discontinue duplicate mailings. At least one account must continue to receive an annual report. Eliminating these duplicate mailings will not affect receipt of future proxy statements and proxy cards.

Shareholders With the Same Address

If you share an address with one or more ExxonMobil shareholders, you may elect to “household” your proxy mailing. This means you will receive only one set of proxy materials at that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings. We will promptly send separate proxy materials to a shareholder at a shared address on request. Shareholders with a shared address may also request us to send separate proxy materials in the future, or to send a single copy in the future, if we are currently sending multiple copies to the same address.

Requests related to householding should be made by calling ExxonMobil Shareholder Services at the telephone number listed on page 8. Beneficial shareholders should request information about householding from their banks, brokers, or other holders of record.

SEC Form 10-K

Shareholders may obtain a copy of the Corporation’s Annual Report on Form 10-K to the Securities and Exchange Commission without charge by writing to the Secretary at the address listed under Contact Information on page 8, or by visiting ExxonMobil’s website at exxonmobil.com/secfilings.

84	2021 Proxy Statement

EXHIBIT A: Supplemental Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board of Directors, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the annual meeting. The following sets forth certain information about the persons who are “participants.”

Directors and Nominees

The names of our Directors and nominees are set forth below, and the principal occupations of our Directors and nominees are set forth under Item 1 of this proxy statement, titled “Election of Directors”

Name	Role	Business Address
M.J. Angelakis	Director Nominee	Exxon Mobil Corporation 5959 Las Colinas Blvd. Irving, TX 75039
S.K. Avery	Director Nominee
A.F. Braly	Director Nominee
U.M. Burns	Director Nominee
K.C. Frazier	Director Nominee
J.L. Hooley	Director Nominee
S.A. Kandarian	Director Nominee
D.R. Oberhelman	Director Nominee
S.J. Palmisano	Director Nominee
J.W. Ubben	Director Nominee
W.C. Weldon	Director
D.W. Woods	Director Nominee
W. Zulkiflee	Director Nominee

Certain Officers and Other Employees

The following table sets forth the name and principal occupation of the Company’s officers and employees who are “participants.” The principal occupation refers to such person’s position with the Company.

Participant(a)	Role	Business Address
D.W. Woods	CEO, President, Chairman	Exxon Mobil Corporation 5959 Las Colinas Blvd. Irving, TX 75039
A.P. Swiger	Senior Vice President and Principal Financial Officer
N.A. Chapman	Senior Vice President
J.P. Williams, Jr.	Senior Vice President
S.A. Littleton	Vice President of Investor Relations and Secretary
L.K. Bork	Manager, Office of the Secretary
S.E. Brown	Manager, ESG Engagement
S.E. Horne	Manager, Investor Relations

(a)

“Participant” is defined to include (i) any director and any nominee for whose election proxies are solicited; (ii) any committee or group which solicits proxies, any of their respective members, and any person whether or not named as a member who, acting alone or with one or more other persons, directly or indirectly, takes the initiative, or engages, in organizing, directing, or arranging for the financing of any such committee or group; (iii) any person who finances or joins with another to finance the solicitation of proxies, except persons who contribute not more than $500 and who are not otherwise participants; (iv) any person who lends money or furnishes credit or enters into any other arrangements, pursuant to any contract or understanding with a participant, for the purpose of financing or otherwise inducing the purchase, sale, holding or voting of the Company’s securities by any participant or other persons, in support of or in opposition to a participant; except that such terms do not include a bank, broker or dealer who, in the ordinary course of business, lends money or executes orders for the purchase or sale of securities and who is not otherwise a participant; and (v) any person who solicits proxies.

2021 Proxy Statement	85

Information Regarding Ownership of Company’s Securities by Participants

The number of Company securities beneficially owned by directors and named executive officers as of January 31, 2021 is set forth under the “Director and Executive Officer Stock Ownership” section of this proxy statement. The number of ExxonMobil common shares beneficially owned as of January 31, 2021 by the Company’s other officers and employees who are “participants” is set forth below. Indirect ownership includes shares owned by a spouse, dependent child, family trust, or through a Company Savings Plan. Except as otherwise noted in the footnotes below, each person or entity identified in the table below, to our knowledge, has sole voting and investment power with respect to the securities they hold, other than property rights of spouses.

Participant	Shares Owned(a)
S.A. Littleton	20,009
L.K. Bork	12,782
S.E. Brown	6,110
S.E. Horne	11,302

(a)	Does not include unvested restricted stock units which do not carry voting rights prior to the issuance of shares on settlement of the awards.

Information Regarding Transactions of the Company’s Securities by Participants

The following tables set forth purchases and sales of the Company’s common stock during the period from January 1, 2019 to January 31, 2021 by the persons listed above under “Directors and Nominees” and “Certain Officers and Other Employees.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
M.J. Angelakis	9/15/2020	(4,900)	4,900	9

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
S.K. Avery	1/2/2019	2,500		1
	1/2/2020	2,500		1
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
A.F. Braly	1/2/2019	2,500		1
	1/2/2020	2,500		1
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
U.M. Burns	1/2/2019	2,500		1
	1/2/2020	2,500		1
	1/2/2021	2,500		1

86	2021 Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
K.C. Frazier	1/2/2019	2,500		1
	1/2/2020	2,500		1
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
J.L. Hooley	1/2/2020	8,000		2
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
S.A. Kandarian	1/2/2019	2,500		1
	1/2/2020	2,500		1
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
D.R. Oberhelman	1/2/2019	2,500		1
	1/2/2020	2,500		1
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
S.J. Palmisano	1/2/2019	2,500		1
	1/2/2020	2,500		1
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
J.W. Ubben	1/25/2021		400,000	10
	1/25/2021		200,000	10
	1/26/2021		400,000	10
	1/26/2021		200,000	10
	1/27/2021		200,000	10
	1/27/2021		100,000	10

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
W.C. Weldon	1/2/2019	2,500		1
	3/11/2019	12		5
	6/10/2019	14		5
	9/10/2019	15		5
	12/10/2019	16		5
	1/2/2020	2,500		1
	3/6/2020	4,180		10
	3/9/2020	4,591		10

2021 Proxy Statement	87

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
	3/10/2020	23		5
	6/10/2020	21		5
	9/10/2020	30		5
	10/31/2020	(10,000)	10,000	11
	12/10/2020	2		5
	1/2/2021	2,500		1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
D.W. Woods	1/31/2019		122	3
	2/28/2019		111	3
	3/11/2019		94	5
	3/29/2019		26	3
	6/10/2019		109	5
	9/10/2019		115	5
	11/26/2019	(9,208)		7
	11/26/2019	180,000		8
	12/10/2019		119	5
	1/31/2020		147	3
	2/10/2020		2,858	10
	2/28/2020		176	3
	3/10/2020		188	5
	3/31/2020		30	3
	6/10/2020		165	5
	9/10/2020		237	5
	11/24/2020	(12,671)		7
	11/24/2020	205,000		8
	12/9/2020	(5,195)		7
	12/10/2020		217	5
	12/23/2020	(2,820)	2,820	11

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
W. Zulkiflee	None

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
N.A. Chapman	1/31/2019		132	3
	2/15/2019	629	(629)	4
	2/28/2019		120	3
	3/11/2019		108	5

88	2021 Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
	3/29/2020		117	3
	4/30/2019		21	3
	5/7/2019	(1,321)		6
	5/31/2019		7	3
	6/10/2019		128	5
	6/28/2019		7	3
	9/10/2019		133	5
	11/26/2019	(7,693)		7
	11/26/2019	95,800		8
	12/10/2019		140	5
	12/11/2019	(1,299)	1,299	9
	1/31/2020		157	3
	2/28/2020		188	3
	3/10/2019		248	5
	3/31/2020		267	3
	4/30/2020		11	3
	5/29/2020		11	3
	6/10/2020		208	5
	6/30/2020		11	3
	7/31/2020		6	3
	9/10/2020		287	5
	11/24/2020	(9,208)		7
	11/24/2020	95,800		8
	12/10/2020		154	5
	1/29/2021		160	3

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
A.P. Swiger	3/11/2019		204	5
	6/10/2019		233	5
	9/10/2019		247	5
	11/26/2019	(17,865)		7
	11/26/2019	111,600		8
	12/10/2019		255	5
	3/10/2020		396	5
	3/19/2020	30,000		10
	6/10/2020		340	5
	9/10/2020		488	5
	11/24/2020	(20,935)		7
	11/24/2020	99,200		8
	12/10/2020		447	5

2021 Proxy Statement	89

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
J.P. Williams, Jr.	3/11/2019		93	5
	6/10/2019		106	5
	9/10/2019		112	5
	11/26/2019	(9,208)		7
	11/26/2019	85,100		8
	12/10/2019		116	5
	3/10/2020		181	5
	6/10/2020		155	5
	9/10/2020		223	5
	11/24/2020	(12,671)		7
	11/24/2020	85,100		8
	12/10/2020		204	5

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
S.A. Littleton	1/31/2019		41	3
	2/1/2019	(1,000)		12
	2/28/2019		22	3
	3/11/2019		58	5
	3/25/2019	(2,187)		12
	3/29/2019		22	3
	4/30/2019		24	3
	5/31/2019		26	3
	6/10/2019		67	5
	6/28/2019		21	3
	7/10/2019	(5,560)		12
	9/10/2019		72	5
	11/26/2019	24,800		8
	12/3/2019	(987)		7
	12/5/2019	(2,097)		7
	12/10/2019		74	5
	12/10/2019	(8,416)		12
	1/31/2020		48	3
	2/28/2020		37	3
	3/10/2020		116	5
	3/31/2020		51	3
	4/30/2020		44	3
	5/29/2020		43	3
	6/10/2020		102	5

90	2021 Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
	6/30/2020		27	3
	9/10/2020		148	5
	11/24/2020	24,800		8
	12/1/2020	(1,169)		7
	12/2/2020	(2,350)		7
	12/10/2020		135	5
	1/29/2021		54	3

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
L.K. Bork	1/31/2019		33	3
	2/28/2019		30	3
	3/11/2019		61	5
	3/29/2019		29	3
	6/10/2019		71	5
	6/19/2019	(14,590)		12
	9/10/2019		75	5
	9/26/2019	(420)		6
	11/26/2019	6,600		8
	12/3/2019	(634)		7
	12/5/2019	(804)		7
	12/10/2019		77	5
	12/24/2019	(143)		6
	12/24/2019	(50)		6
	3/10/2020		120	5
	6/10/2020		103	5
	9/10/2020		148	5
	11/24/2020	7,400		8
	12/1/2020	(634)		7
	12/2/2020	(719)		7
	12/10/2020		136	5
	12/18/2020	(5,600)		12

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
S.E. Brown	1/7/2019	21		10
	1/7/2019	(21)	21	11
	1/22/2019	100		10
	1/31/2019		20	3
	2/28/2019		18	3
	3/11/2019	7	40	5

2021 Proxy Statement	91

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
	3/22/2019	200		10
	3/29/2019		18	3
	4/30/2019		18	3
	5/31/2019		20	3
	6/10/2019	7	48	5
	6/28/2019		19	3
	7/31/2019		19	3
	8/30/2019		21	3
	9/10/2019	7	51	5
	9/30/2019		20	3
	10/31/2019		21	3
	11/26/2019	600		8
	11/29/2019		21	3
	12/10/2019	7	54	5
	12/30/2019		10	10
	12/31/2019		21	3
	1/31/2020		23	3
	2/28/2020		27	3
	3/10/2020	11	84	5
	3/23/2020	300		10
	3/31/2020		39	3
	4/30/2020		32	3
	5/29/2020		33	3
	6/10/2020	15	74	5
	6/30/2020		34	3
	7/31/2020		35	3
	8/31/2020		38	3
	9/10/2020	21	108	5
	9/30/2020		43	3
	11/24/2020	1,200		8
	12/2/2020	(37)		7
	12/10/2020	19	101	5

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
S.E. Horne	1/31/2019		13	3
	2/28/2019		12	3
	3/11/2019		3	5
	3/29/2019		11	3
	4/30/2019		11	3
	5/31/2019		13	3

92	2021 Proxy Statement

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Transaction Description
	6/10/2019		4	5
	6/28/2019		12	3
	7/31/2019		8	3
	8/30/2019		13	3
	9/10/2019		5	5
	9/30/2019		7	3
	11/26/2019	6,600		8
	12/3/2019	(217)		7
	12/5/2019	(748)		7
	12/10/2019		5	5
	1/31/2020		16	3
	2/28/2020		19	3
	3/10/2020		8	5
	3/31/2020		27	3
	4/30/2020		22	3
	5/29/2020		22	3
	6/10/2020		8	5
	6/30/2020		21	3
	7/31/2020		16	3
	8/31/2020		17	3
	9/10/2020		13	5
	9/14/2020	134		5
	9/30/2020		11	3
	11/24/2020	6,600		8
	12/1/2020	(207)		7
	12/2/2020	(463)		7
	12/10/2020		13	5
	12/14/2020	127		5
	1/29/2021		15	3

2021 Proxy Statement	93

Transaction Descriptions

Item	Description

1	Grant of restricted shares for director grant

2	Grant of annual restricted shares for first year director grant

3	Regular scheduled purchase

4	Transfer to direct

5	Dividend reinvestment

6	Gift

7	Shares withheld for tax

8	Officer grant (including unvested restricted stock units)

9	Transfer to indirect by gift

10	Purchase

11	Transfer to indirect

12	Sale

Miscellaneous Information Regarding Participants

Except as described in this Exhibit A or in this proxy statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since February 1, 2021 or has knowledge of any current proposed transaction (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Exhibit A or in this proxy statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Exhibit A or in this proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Exhibit A or in this proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since February 1, 2021 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Exhibit A or in this proxy statement, and excluding any Director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

Except as described in this Exhibit A or in this proxy statement, there are no material legal proceedings to which any participant or Participant Affiliate or any of their associates is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.

94	2021 Proxy Statement

EXHIBIT B: Frequently Used Terms

Listed below are definitions of several of ExxonMobil’s key business and financial performance measures. These definitions are provided to facilitate understanding of the terms and their calculation.

Cash Flow From Operations and Asset Sales

Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Consolidated Statement of Cash Flows. This cash flow reflects the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. The Corporation employs a long-standing and regular disciplined review process to ensure that assets are contributing to the Corporation’s strategic objectives. Assets are divested when they are no longer meeting these objectives or are worth considerably more to others. Because of the regular nature of this activity, we believe it is useful for investors to consider proceeds associated with asset sales together with cash provided by operating activities when evaluating cash available for investment in the business and financing activities, including shareholder distributions.

Cash flow from operations and asset sales	2020	2019	2018
	(millions of dollars)
Net cash provided by operating activities	14,668	29,716	36,014
Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments	999	3,692	4,123

Cash flow from operations and asset sales	15,667	33,408	40,137

Capital Employed

Capital employed is a measure of net investment. When viewed from the perspective of how the capital is used by the businesses, it includes ExxonMobil’s net share of property, plant and equipment and other assets less liabilities, excluding both short-term and long-term debt. When viewed from the perspective of the sources of capital employed in total for the Corporation, it includes ExxonMobil’s share of total debt and equity. Both of these views include ExxonMobil’s share of amounts applicable to equity companies, which the Corporation believes should be included to provide a more comprehensive measure of capital employed.

Capital employed	2020	2019	2018
	(millions of dollars)
Business uses: asset and liability perspective
Total assets	332,750	362,597	346,196
Less liabilities and noncontrolling interests share of assets and liabilities
Total current liabilities excluding notes and loans payable	(35,905)	(43,411)	(39,880)
Total long-term liabilities excluding long-term debt	(65,075)	(73,328)	(69,992)
Noncontrolling interests share of assets and liabilities	(8,773)	(8,839)	(7,958)
Add ExxonMobil share of debt-financed equity company net assets	4,140	3,906	3,914

Total capital employed	227,137	240,925	232,280

Total corporate sources: debt and equity perspective
Notes and loans payable	20,458	20,578	17,258
Long-term debt	47,182	26,342	20,538
ExxonMobil share of equity	157,150	191,650	191,794
Less noncontrolling interests share of total debt	(1,793)	(1,551)	(1,224)
Add ExxonMobil share of equity company debt	4,140	3,906	3,914

Total capital employed	227,137	240,925	232,280

2021 Proxy Statement	95

Return on Average Capital Employed

Return on average capital employed (ROCE) is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry. Additional measures, which are more cash flow based, are used to make investment decisions.

Return on average capital employed	2020	2019	2018
	(millions of dollars)
Net income (loss) attributable to ExxonMobil	(22,440)	14,340	20,840
Financing costs (after tax)
Gross third-party debt	(1,272)	(1,075)	(912)
ExxonMobil share of equity companies	(182)	(207)	(192)
All other financing costs – net	666	141	498

Total financing costs	(788)	(1,141)	(606)

Earnings (Loss) excluding financing costs	(21,652)	15,481	21,446

Average capital employed	234,031	236,603	232,374

Return on average capital employed – corporate total	(9.3)%	6.5%	9.2%

96	2021 Proxy Statement

Printed entirely on recycled paper	002CSNB836

THIS IS THE **BLUE** PROXY CARD

ExxonMobil

EXXON MOBIL CORPORATION
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

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D41541-Z79682 KEEP THIS PORTION FOR YOUR RECORDS

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THIS **BLUE** PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXXON MOBIL CORPORATION

The Directors recommend a vote FOR ALL the nominees listed.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael J. Angelakis
02) Susan K. Avery
03) Angela F. Braly
04) Ursula M. Burns
05) Kenneth C. Frazier
06) Joseph L. Hooley
07) Steven A. Kandarian
08) Douglas R. Oberhelman
09) Samuel J. Palmisano
10) Jeffrey W. Ubben
11) Darren W. Woods
12) Wan Zulkiflee

The Directors recommend a vote FOR Board proposal items 2 and 3.

	For	Against	Abstain
2. Ratification of Independent Auditors	☐	☐	☐
3. Advisory Vote to Approve Executive Compensation	☐	☐	☐

The Directors recommend a vote AGAINST shareholder proposal items 4 through 10.

	For	Against	Abstain
4. Independent Chairman	☐	☐	☐
5. Special Shareholder Meetings	☐	☐	☐
6. Report on Scenario Analysis	☐	☐	☐
7. Report on Environmental Expenditures	☐	☐	☐
8. Report on Political Contributions	☐	☐	☐
9. Report on Lobbying	☐	☐	☐
10. Report on Climate Lobbying	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Title or Authority or Joint Signature Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D41104-Z79682

BLUE PROXY CARD

ExxonMobil

EXXON MOBIL CORPORATION

THIS BLUE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
MAY 26, 2021 AT 9:30 AM CENTRAL TIME

The undersigned hereby appoints U.M. Burns, K.C. Frazier, D.R. Oberhelman, S.J. Palmisano, and D.W. Woods, or each or any of them, with power of substitution, proxies to act and vote shares of common stock of the undersigned at the 2021 annual meeting of shareholders of Exxon Mobil Corporation and at any adjournment or postponement thereof, as indicated, upon all matters referred to on the reverse side and described in the proxy statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting to the extent permitted by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

This proxy covers shares of ExxonMobil common stock registered in the name of the undersigned (whether certificated or book entry) and shares held in the name of the undersigned in the Computershare Investment Plan.

If no other indication is made on the reverse side of this form, the proxies shall vote: (a) for the election of all twelve ExxonMobil director nominees; and (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ______________________________

____

CONTINUED AND TO BE SIGNED ON REVERSE SIDE